As filed with the Securities and Exchange Commission on April 28, 2008
                                               Securities Act File No. 333-00479
                                       Investment Company Act File No. 811-07507

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 /___/

        Pre-Effective Amendment No.                                     /___/
                                   -----
        Post-Effective Amendment No.  29                                / X /
                                     ----

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                          /___/
        Amendment No.   31                                              / X /
                       ----

                            DWS Investments VIT Funds
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

                                 345 Park Avenue
                               New York, NY 10154
                               ------------------
               (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (617) 295-2592

Name and Address of Agent for Service:              Copies to:
Caroline Pearson                                    Burton M. Leibert, Esq.
Deutsche Asset Management                           Willkie Farr & Gallagher
Two International Place                             787 Seventh Avenue
Boston, MA 02110                                    New York, NY 10019-6099


It is proposed that this filing will become effective:

/___/      immediately upon filing pursuant to paragraph (b)
/ X /      on May 1, 2008 pursuant to paragraph (b)
/___/      60 days after filing pursuant to paragraph (a)(1)
/___/      on __________ pursuant to paragraph (a)(1)
/___/      75 days after filing pursuant to paragraph (a)(2)
/___/      on __________ pursuant to paragraph (a)(2) of Rule 485

           If appropriate, check the following box:

/___/ This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                  MAY 1, 2008






                                   PROSPECTUS



                                    CLASS A

DWS VARIABLE SERIES I

DWS BOND VIP

DWS GROWTH & INCOME VIP


DWS CAPITAL GROWTH VIP


DWS GLOBAL OPPORTUNITIES VIP


DWS INTERNATIONAL VIP


DWS HEALTH CARE VIP

DWS INVESTMENTS VIT FUNDS


DWS EQUITY 500 INDEX VIP

DWS SMALL CAP INDEX VIP





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
TABLE OF CONTENTS


HOW EACH PORTFOLIO WORKS                        YOUR INVESTMENT IN THE PORTFOLIOS
  3      DWS Bond VIP                           66      Buying and Selling Shares
 12      DWS Growth & Income VIP                69      How each Portfolio Calculates Share Price
 19      DWS Capital Growth VIP                 69      Distributions
 26      DWS Global Opportunities VIP           69      Taxes
 34      DWS International VIP
 41      DWS Health Care VIP
 48      DWS Equity 500 Index VIP
 55      DWS Small Cap Index VIP
 62      Other Policies and Risks
 62      The Investment Advisor
 63      Portfolio Subadvisors


HOW EACH PORTFOLIO WORKS


Each portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own investment objective and strategy.


Remember that each portfolio is not a bank deposit. Each portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Share prices will go up and down and you could lose money by investing.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS BOND VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity.

The portfolio primarily invests in US dollar-denominated investment grade fixed income securities, including corporate bonds, US government and agency bonds and mortgage- and asset-backed securities. A significant portion of the portfolio's assets may also be allocated among foreign investment grade fixed income securities, high yield bonds of US and foreign issuers (including high yield bonds of issuers in countries with new or emerging securities markets), or, to maintain liquidity, in cash or money market instruments.

The portfolio normally invests at least 65% of total assets in high grade US bonds (those considered to be in the top three grades of credit quality). The portfolio may invest up to 25% of its total assets in foreign investment grade bonds (those considered to be in the top four grades of credit quality).


In addition, the portfolio may also invest up to 20% of total assets in securities of US and foreign issuers that are below investment grade (rated as low as the sixth credit grade, i.e., grade B, otherwise known as junk bonds), including investment in US dollar or foreign currency denominated bonds of issuers located in countries with new or emerging securities markets. The portfolio considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment grade. Compared to investment grade bonds, junk bonds may pay higher yields, have higher volatility and may have higher risk of default on payments of interest or principal.

The portfolio may have exposure of up to 10% of total assets in foreign currencies. Currency forward contracts are permitted for both non-hedging and hedging purposes.

A team approach is employed to allocate the portfolio's assets among the various asset classes. The asset allocation team meets formally on a monthly basis to determine relative value across asset classes, drawing on input from sector and market specialists. Once allocation targets for each broad fixed-income sector are set, sector specialists consider the relative attractiveness of potential investments in light of the distinct characteristics of that particular asset class. Company research and fundamental analysis are used to select securities within each asset class. The techniques used by the sector specialists in evaluating each asset class include those described below.

US INVESTMENT GRADE SECURITIES. In selecting these securities for investment, the portfolio managers typically:

o assign a relative value to each bond, based on creditworthiness, cash flow and price;



o determine the value of each issue by examining the issuer's credit quality, debt structure, option value and liquidity risks. The portfolio managers look to take advantage of any inefficiencies between this value and market trading price;

o use credit analysis to determine the issuer's ability to fulfill its contracts; and



o use a bottom-up approach which subordinates sector weightings to individual bonds that the portfolio managers believe may add above-market value.

The portfolio managers generally sell these securities when they reach their target price or when there is a negative change in their outlook relative to the other securities held by the portfolio. Bonds may also be sold to facilitate the purchase of an issue with more attractive risk/return characteristics.

FOREIGN INVESTMENT GRADE SECURITIES AND EMERGING MARKETS HIGH YIELD SECURITIES.

In selecting these securities for investment, the portfolio managers follow a bottom-up, relative value strategy. The portfolio managers look to purchase foreign securities that they believe offer incremental value over US Treasuries. The portfolio managers invest in a focused manner in those markets that its relative value process has identified as being the most attractive. The portfolio managers sell securities or exchanges currencies when they meet their target price objectives or when the portfolio managers revise price objectives downward. In selecting emerging market securities, the portfolio managers also consider short-term factors such as market sentiment, capital flows and new issue programs.



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                                DWS BOND VIP   3

HIGH YIELD SECURITIES (EXCLUDING EMERGING MARKET SOVEREIGN DEBT). In selecting these securities for investment, the portfolio managers:

o analyze economic conditions for improving or undervalued sectors and industries;



o use independent credit research and on-site management visits to evaluate individual issuer's debt service, growth rate, and downgrade and upgrade potential;

o assess new issues versus secondary market opportunities; and

o seek issues within industry sectors they believe has strong long-term fundamentals and improving credits.

Factors that influence the portfolio managers' decision to sell a security could include the realization of anticipated gains/target yield, deterioration in a company's fundamentals (i.e., a repeated shortfall in revenues or cash flow), or an unexpected development that, in the portfolio managers' opinion, will diminish the company's competitive position or ability to generate adequate cash flow.


SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.




OTHER INVESTMENTS

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets in cash and cash equivalents, US government securities, money market instruments and high quality debt securities without equity features. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.




THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.


INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive the portfolio will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

CREDIT RISK. A portfolio purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of the bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (bonds rated below the fourth highest category) may be in uncertain financial health, the prices of these bonds may be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
4   DWS BOND VIP
bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because the portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.


FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:


o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.


o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.


o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.



o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.


o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.


EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                                DWS BOND VIP   5
have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.


PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.


Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for investors who are looking for a relatively high level of income and can accept a moderate level of risk to their investment.



PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BAR GRAPHIC APPEARS HERE]




   6.57      -0.95     10.56       5.75      7.66      5.06      5.38      2.60      4.72     4.18
  1998      1999       2000       2001      2002      2003      2004      2005      2006       2007




FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 3.98%, Q4 2000               WORST QUARTER: -2.27%, Q2 2004
2008 TOTAL RETURN AS OF MARCH 31: -1.43%


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
6   DWS BOND VIP

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007





                                      1 YEAR        5 YEARS        10 YEARS
Portfolio - Class A                     4.18           4.38           5.11
Lehman Brothers U.S. Aggregate
Index                                   6.97           4.42           5.97


Total returns would have been lower if operating expenses hadn't been reduced.


LEHMAN BROTHERS U.S. AGGREGATE INDEX is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.


Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.



HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.




FEE TABLE                                     CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets

Management Fee                                  0.39%
Distribution/Service (12b-1) Fee                None
Other Expenses1                                 0.18
TOTAL ANNUAL OPERATING EXPENSES2                0.57



1 "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes a 0.10% administrative services fee paid to the Advisor.



2 Through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.63% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2008, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2008.


Based on the costs above, this example helps you compare the expenses of Class
    A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.





EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares           $58           $183           $318           $714



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                                DWS BOND VIP   7

THE PORTFOLIO MANAGERS


The portfolio's subadvisor is Aberdeen Asset Management, Inc. A team approach is utilized with respect to the day-to-day management of the portfolio. Portfolio decisions are made jointly by the senior members of the portfolio management team. The following members of the portfolio management team handle the day-to-day operations of the core bond, active fixed income and high yield portions of the portfolio:


Gary W. Bartlett, CFA
Head of US Fixed Income and senior portfolio manager specializing in taxable municipal, utility and government fixed income investments: Philadelphia.
   o  Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1992 after nine years of experience as an analyst and fixed income portfolio manager at PNC Financial and credit analyst at First Pennsylvania Bank.
   o  BA from Bucknell University; MBA from Drexel University.

Warren S. Davis, III
Senior portfolio manager for mortgage- and asset-backed fixed income investments: Philadelphia.
   o  Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1995 after nine years of experience as a trader, analyst and developer of analytical and risk management systems for PaineWebber and Merrill Lynch.
   o  BS from Pennsylvania State University; MBA from Drexel University.

Thomas J. Flaherty
Senior portfolio manager for corporate and taxable municipal fixed income investments: Philadelphia.
   o  Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1995 after 10 years of fixed income experience, including vice president for US taxable fixed income securities at Prudential Securities.
   o  BA from SUNY Stony Brook.

J. Christopher Gagnier
Head of Core Plus Fixed Income product and senior portfolio manager for corporate and commercial mortgages: Philadelphia.
   o  Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1997 after 17 years of experience in fixed income investments at PaineWebber and Continental Bank.
   o  BS from Wharton School of Business; MBA from University of Chicago.

Daniel R. Taylor, CFA
Senior portfolio manager for asset-backed and commercial mortgage fixed income investments: Philadelphia.
   o  Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1998 after six years of experience as fixed income portfolio manager and senior credit analyst for CoreStates Investment Advisors.
   o  BS from Villanova University.

Timothy C. Vile, CFA
Senior portfolio manager for Core Fixed Income and Global Aggregate Fixed
Income: Philadelphia.
   o  Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o  Formerly, Managing Director of Deutsche Asset Management; joined
      Deutsche Asset Management in 1991 as member of Core Fixed Income; seconded to the London office from January 1999 to June 2002 to design and develop the firm's European Credit and Global Aggregate capabilities; before joining Deutsche Asset Management, he had six years of experience that included portfolio manager for fixed income portfolios at Equitable Capital Management.
   o  BS from Susquehanna University.

William T. Lissenden
Portfolio manager for Core Fixed Income: Philadelphia.
   o  Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2004.
   o Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 2002 after 31 years of experience, including fixed income strategist and director of research at Conseco Capital Management, director of fixed income research and product management at Prudential Securities and national sales manager for fixed income securities at Prudential Securities.
   o  BS from St. Peter's College; MBA from Baruch College.

                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
8   DWS BOND VIP

The portfolio's sub-subadvisor is Aberdeen Asset Management Investment Services Limited. The following portfolio managers of the sub-subadvisor are responsible for the day-to-day management of the foreign securities, foreign currencies and related investments for the portfolio:


Brett Diment
Head of Emerging Markets and Co-Manager of the portfolio.
   o Joined Aberdeen Asset Management in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management, joined Deutsche Asset Management 1991. Head of Emerging Markets.
   o BSc from London School of Economics.

Annette Fraser
Client Portfolio Manager and Co-Manager of the portfolio.
   o Joined Aberdeen Asset Management and the portfolio in 2005.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1990.
   o Portfolio Manager in the fixed income team for 10 years specializing in the global fixed income product.
   o MA from St. Andrews University.

Anthony Fletcher
Client Portfolio Manager and Co-Manager of the portfolio.
   o Joined Aberdeen Asset Management and the portfolio in 2005.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1996 as a portfolio manager covering global and UK fixed income products.
   o Over 19 years investment industry experience, including serving as the Head of global fixed income at the Saudi American Bank and as a fund manager for the Industrial Bank of Japan.
   o BSc Geology from University of London.

Nik Hart
Head of European Investment Grade and Co-Manager of the portfolio.
   o Joined Aberdeen Asset Management and the portfolio in 2005.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1992.
   o Head of European Investment Grade, analyst specializing in investing credit and managing sterling portfolios.
   o Joined the fund in 2002.

Stephen Ilott
Head of Fixed Income and Co-Manager of the portfolio.
   o Joined Aberdeen Asset Management in 2005 as head of the fixed income business globally.
   o Joined the portfolio in 2004.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1998.
   o Prior to 1998, managed global fixed income and currency portfolios on behalf of central banks, corporations and pension funds at Robert Fleming & Company from 1986 to 1997.

Ian Winship
Head of Global Interest Rates and Co-Manager of the portfolio.
   o Joined Aberdeen Asset Management in 2005 and the portfolio in 2004.
   o Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 1999 as a member of the fixed income team.
   o Previously had nine years of experience as a fixed income portfolio manager at Scottish Amicable Investment Managers, Murray Johnstone, and Hill Samuel Asset Managers.
   o BA from University of Strathclyde.

Matthew Cobon
Head of Currency and Co-Manager of the portfolio.
   o Joined Aberdeen Asset Management and the portfolio in 2005.
   o Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 2001 as a member of the fixed income currency desk.
   o Previously had five years of experience at Citibank advising global fixed income and currency fund managers on the active management of their currency exposure.
   o BA from Warwick University.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                                DWS BOND VIP   9

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS BOND VIP - CLASS A




YEARS ENDED DECEMBER 31,                            2007        2006        2005       2004       2003
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $  7.03     $  6.99     $  7.13    $  7.04    $  6.98
------------------------------------------------  -------     -------     -------    -------    -------
Income (loss) from investment operations:
 Net investment income a                              .35         .33         .29        .29        .26
________________________________________________  _______     _______     _______    _______    _______
 Net realized and unrealized gain (loss)            ( .06)      ( .01)      ( .10)       .08        .09
------------------------------------------------  -------     -------     -------    -------    -------
 TOTAL FROM INVESTMENT OPERATIONS                     .29         .32         .19        .37        .35
------------------------------------------------  -------     -------     -------    -------    -------
Less distributions from:
 Net investment income                              ( .34)      ( .27)      ( .26)     ( .28)     ( .29)
________________________________________________  _______     _______     _______    _______    _______
 Net realized gains                                     -       ( .01)      ( .07)         -          -
------------------------------------------------  -------     -------     -------    -------    -------
 TOTAL DISTRIBUTIONS                                ( .34)      ( .28)      ( .33)     ( .28)     ( .29)
------------------------------------------------  -------     -------     -------    -------    -------
NET ASSET VALUE, END OF PERIOD                    $  6.98     $  7.03     $  6.99    $  7.13    $  7.04
------------------------------------------------  -------     -------     -------    -------    -------
Total Return (%)                                     4.18      4.72b         2.60       5.38       5.06
________________________________________________  _______     _______     _______    _______    _______

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                229         218         209        177        176
________________________________________________  _______     _______     _______    _______    _______
Ratio of expenses before expense reductions(%)        .61         .66         .68        .60        .58
________________________________________________  _______     _______     _______    _______    _______
Ratio of expenses after expense reductions(%)         .61         .62         .68        .60        .58
________________________________________________  _______     _______     _______    _______    _______
Ratio of net investment income(%)                    5.03        4.82        4.11       4.18       3.78
________________________________________________  _______     _______     _______    _______    _______
Portfolio turnover rate(%)c                           176         179         187        223        242
------------------------------------------------  -------     -------     -------    -------    -------


a   Based on average shares outstanding during the period.


b   Total return would have been lower had certain expenses not been reduced.



c The portfolio turnover rate including mortgage dollar roll transactions was 185%, 186%, 197%, 245% and 286% for the years ended December 31, 2007,
    December 31, 2006, December 31, 2005, December 31, 2004, and December 31, 2003, respectively.



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
10   DWS BOND VIP

HYPOTHETICAL EXPENSE SUMMARY


Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS BOND VIP - CLASS A




                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.57%                4.43%            $ 10,443.00           $  58.26
   2             10.25%                 0.57%                9.06%            $ 10,905.62           $  60.84
   3             15.76%                 0.57%               13.89%            $ 11,388.74           $  63.54
   4             21.55%                 0.57%               18.93%            $ 11,893.27           $  66.35
   5             27.63%                 0.57%               24.20%            $ 12,420.14           $  69.29
   6             34.01%                 0.57%               29.70%            $ 12,970.35           $  72.36
   7             40.71%                 0.57%               35.45%            $ 13,544.94           $  75.57
   8             47.75%                 0.57%               41.45%            $ 14,144.98           $  78.92
   9             55.13%                 0.57%               47.72%            $ 14,771.60           $  82.41
  10             62.89%                 0.57%               54.26%            $ 15,425.98           $  86.06
TOTAL                                                                                               $ 713.60



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                               DWS BOND VIP   11

DWS GROWTH & INCOME VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks long-term growth of capital, current income and growth of income. The portfolio invests at least 65% of total assets in equities, mainly common stocks. Although the portfolio can invest in companies of any size and from any country, it invests primarily in large US companies. The portfolio managers may favor securities from different industries and companies at different times.

The portfolio managers use quantitative stock techniques and fundamental equity analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.

The portfolio managers will normally sell a stock when they believe its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the portfolio's emphasis on or within a given industry.


SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.




OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.


As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.


STOCK MARKET RISK. The portfolio is affected by how the stock market performs. To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks for their potential superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If portfolio management overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
12   DWS GROWTH & INCOME VIP

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.


PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

Other factors that could affect performance include:


o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio may make sense for investors interested in an equity fund with an objective of providing long-term growth and some current income.



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                    DWS GROWTH & INCOME VIP   13

PERFORMANCE - CLASS A


While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BAR GRAPHIC APPEARS HERE]



   7.18      5.80      -2.10      -11.30      -23.13     26.74      10.16       6.07     13.63      1.36
  1998      1999      2000        2001        2002       2003       2004       2005      2006       2007






FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 12.85%, Q1 1998               WORST QUARTER: -16.73%, Q3 2002
2008 TOTAL RETURN AS OF MARCH 31: -10.64%



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007





                                          1 YEAR        5 YEARS        10 YEARS
Portfolio - Class A                         1.36          11.27           2.59
Russell 1000 (Reg. TM) Index                5.77          13.43           6.20
Standard & Poor's (S&P) 500 Index           5.49          12.83           5.91



Total returns would have been lower if operating expenses hadn't been reduced.


RUSSELL 1000 (Reg. TM) INDEX is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.


STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
14   DWS GROWTH & INCOME VIP

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.




FEE TABLE                                          CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee                                       0.39%
Distribution/Service (12b-1) Fee                     None
Other Expenses1                                      0.15

TOTAL ANNUAL OPERATING EXPENSES                      0.54
Less Fee Waiver/Expense Reimbursement                0.01
NET ANNUAL OPERATING EXPENSES2,3                     0.53



1 "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes a 0.10% administrative services fee paid to the Advisor.

2 Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.54% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

3 Additionally, the Advisor has contractually agreed to waive a portion of its fees in the amount of 0.01% of average daily net assets until April 27, 2010.


Based on the costs above (including one year of capped expenses in the "1 Year" period, and two years of capped expenses in the "3 Years," "5 Years" and "10 Years" periods), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.




EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares           $54           $171           $300           $675


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                    DWS GROWTH & INCOME VIP   15

THE PORTFOLIO MANAGERS


The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.


The following people handle the day-to-day management of the portfolio:

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.
   o Global Head of Quantitative Strategies Portfolio Management: New York.
   o Joined the portfolio in 2007.
   o BS, The Wharton School, University of Pennsylvania.

Jin Chen, CFA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Senior portfolio manager for Global Strategies: New York.
   o Joined Deutsche Asset Management in 1999; prior to that, served as portfolio manager for Absolute Return Strategies and as a fundamental equity analyst and portfolio manager for Thomas White Asset Management.
   o Joined the portfolio in 2007.
   o BS, Nanjing University; MS, Michigan State University.

Julie Abbett
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Senior portfolio manager for Global Quantitative Equity: New York.
   o Joined Deutsche Asset Management in 2000 after four years of combined experience as a consultant with equity trading services for BARRA, Inc. and a product developer for FactSet Research.
   o Joined the portfolio in 2007.
   o BA, University of Connecticut.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
16   DWS GROWTH & INCOME VIP

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS GROWTH & INCOME VIP - CLASS A




YEARS ENDED DECEMBER 31,                             2007           2006          2005        2004       2003
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  10.94   $  9.72           $  9.29    $ 8.50     $ 6.77
------------------------------------------------   --------   ----------        -------    ------     ------
Income (loss) from investment operations:
 Net investment income (loss)a                          .13        .13c             .10      .12        .07
________________________________________________   ________   __________        _______    ______     ______
 Net realized and unrealized gain (loss)                .02     1.19                .45      .74       1.74
------------------------------------------------   --------   ----------        -------    ------     ------
 TOTAL FROM INVESTMENT OPERATIONS                       .15     1.32                .55      .86       1.81
------------------------------------------------   --------   ----------        -------    ------     ------
Less distributions from:
 Net investment income                               (  .13)  (  .10)             ( .12)   ( .07)     ( .08)
________________________________________________   ________   __________        _______    ______     ______
 Net realized gains                                  (  .15)       -                  -        -          -
________________________________________________   ________   __________        _______    ______     ______
 Total distributions                                 (  .28)  (  .10)             ( .12)   ( .07)     ( .08)
________________________________________________   ________   __________        _______    ______     ______
NET ASSET VALUE, END OF PERIOD                     $  10.81   $ 10.94           $  9.72    $ 9.29     $ 8.50
------------------------------------------------   --------   ----------        -------    ------     ------
Total Return (%)                                    1.36b        13.63b,c        6.07b     10.16      26.74
________________________________________________   ________   __________        _______    ______     ______

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  196      280                294      172        161
________________________________________________   ________   __________        _______    ______     ______
Ratio of expenses before expense reductions(%)          .57      .56                .57      .56        .59
________________________________________________   ________   __________        _______    ______     ______
Ratio of expenses after expense reductions(%)           .56      .54                .54      .56        .59
________________________________________________   ________   __________        _______    ______     ______
Ratio of net investment income(loss) (%)               1.18        1.24c           1.10     1.37        .91
________________________________________________   ________   __________        _______    ______     ______
Portfolio turnover rate(%)                              310      105                115       33         37
------------------------------------------------   --------   ----------        -------    ------     ------


a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.06% lower.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                    DWS GROWTH & INCOME VIP   17

HYPOTHETICAL EXPENSE SUMMARY


Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS GROWTH & INCOME VIP - CLASS A




                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.53%                4.47%            $ 10,447.00           $  54.18
   2             10.25%                 0.53%                9.14%            $ 10,913.98           $  56.61
   3             15.76%                 0.54%               14.01%            $ 11,400.74           $  60.25
   4             21.55%                 0.54%               19.09%            $ 11,909.22           $  62.94
   5             27.63%                 0.54%               24.40%            $ 12,995.21           $  65.74
   6             34.01%                 0.54%               29.95%            $ 12,995.21           $  68.68
   7             40.71%                 0.54%               35.75%            $ 13,574.80           $  71.74
   8             47.75%                 0.54%               41.80%            $ 14,180.23           $  74.94
   9             55.13%                 0.54%               48.13%            $ 14,812.67           $  78.28
  10             62.89%                 0.54%               54.73%            $ 15,473.31           $  81.77
TOTAL                                                                                               $ 675.13



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
18   DWS GROWTH & INCOME VIP

DWS CAPITAL GROWTH VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks to provide long-term growth of capital.


The portfolio normally invests at least 65% of total assets in common stocks of US companies. Although the portfolio can invest in companies of any size, it intends to invest primarily in companies whose market capitalizations are similar in size to those of the companies in the Standard & Poor's 500 (Reg.
TM) Composite Stock Price Index (the "S&P 500 Index") or the Russell 1000 (Reg.
TM) Growth Index (as of February 29, 2008, the S&P 500 Index and the Russell 1000 (Reg. TM) Growth Index had median market capitalizations of $10.81 billion and $5.37 billion, respectively). The portfolio may also invest in other types of equity securities, such as preferred stocks or convertible securities.

In choosing stocks, the portfolio managers look for individual companies that have displayed above-average earnings growth compared to other growth companies and that have strong product lines, effective management and leadership positions within core markets. The portfolio managers also analyze each company's valuation, stock price movements and other factors.

The portfolio managers will normally sell a stock when they believe its potential risks have increased, its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the portfolio's emphasis on or within a given industry.


SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.



OTHER INVESTMENTS


The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, options and covered call options.


As a temporary defensive measure, the portfolio could shift up to 100% of assets in cash and cash equivalents, US government securities, money market instruments and high quality debt securities without equity features. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio mangers may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.


STOCK MARKET RISK. The portfolio is affected by how the stock market performs. To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                     DWS CAPITAL GROWTH VIP   19

GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks for their potential superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.


INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.


IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, due to their stock prices rising and falling rapidly, often based, among other reasons, on investor perceptions rather than economic reasons. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will obtain proportionately larger IPO allocations.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.


PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

Other factors that could affect performance include:


o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.


This portfolio may make sense for investors seeking long-term growth.

                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
20   DWS CAPITAL GROWTH VIP

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BAR GRAPHIC APPEARS HERE]






  23.23      35.23       -9.90      -19.36      -29.18     26.89       7.99      8.96      8.53     12.59
  1998       1999       2000        2001        2002       2003       2004      2005      2006       2007






FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 25.80%, Q4 1998              WORST QUARTER: -19.94%, Q3 2001
2008 TOTAL RETURN AS OF MARCH 31: -6.37%



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007





                                             1 YEAR         5 YEARS        10 YEARS
Portfolio - Class A                            12.59          12.78           4.58
Russell 1000 (Reg. TM) Growth Index            11.81          12.11           3.83
Standard & Poor's (S&P) 500 Index               5.49          12.83           5.91


Total returns would have been lower if operating expenses hadn't been reduced.


RUSSELL 1000 (Reg. TM) GROWTH INDEX is an unmanaged index that consists of those stocks in the Russell 1000 (Reg. TM) Index that have higher price-to-book ratios and higher forecasted growth values. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                     DWS CAPITAL GROWTH VIP   21

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.




FEE TABLE                                          CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee                                       0.37%
Distribution/Service (12b-1) Fee                    None
Other Expenses1                                      0.13

TOTAL ANNUAL OPERATING EXPENSES                      0.50
Less Fee Waiver/Expense Reimbursement                0.01
NET ANNUAL OPERATING EXPENSES2                       0.49



1 "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes a 0.10% administrative services fee paid to the Advisor.



2 Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.49% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.


Based on the costs above (including one year of capped expenses in the "1 Year" period and two years of capped expenses in the "3 Years," "5 Years" and "10 Years" periods), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.





EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares           $50           $158           $278           $626



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
22   DWS CAPITAL GROWTH VIP

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Julie M. Van Cleave, CFA
Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2002.
   o Head of Large Cap Growth Portfolio Selection Team.
   o Previous experience includes 18 years of investment industry experience at Mason Street Advisors, most recently serving as Managing Director and team leader for the large cap investment team.
   o BBA, MBA, University of Wisconsin - Madison.

Jack A. Zehner
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2002.
   o Previous experience includes nine years of investment industry experience at Mason Street Advisors where he served most recently as Director - Common Stock.
   o BBA, University of Wisconsin - Madison; MBA, Marquette University.


Richard Shepley
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.


   o Joined Deutsche Asset Management in 1998 and the portfolio in 2007.
   o Previous experience includes eight years of investment industry experience as a research analyst for global beverage and media sectors at Newton Investment Management and assistant manager in the corporate tax and corporate insolvency department at Price Waterhouse, London.
   o MA, Oxford University.


The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                     DWS CAPITAL GROWTH VIP   23

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS CAPITAL GROWTH VIP - CLASS A




YEARS ENDED DECEMBER 31,                              2007          2006          2005         2004        2003
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  18.24       $  16.90      $  15.67    $  14.59    $  11.54
------------------------------------------------   --------       --------      --------    --------    --------
Income (loss) from investment operations:
 Net investment income (loss)a                       .17d           .13c             .10         .14         .08
________________________________________________   ________       ________      ________    ________    ________
 Net realized and unrealized gain (loss)               2.12           1.31          1.29        1.02        3.03
------------------------------------------------   --------       --------      --------    --------    --------
 TOTAL FROM INVESTMENT OPERATIONS                      2.29           1.44          1.39        1.16        3.11
------------------------------------------------   --------       --------      --------    --------    --------
Less distributions from:
 Net investment income                               (  .12)        (  .10)       (  .16)     (  .08)     (  .06)
________________________________________________   ________       ________      ________    ________    ________
NET ASSET VALUE, END OF PERIOD                     $  20.41       $  18.24      $  16.90    $  15.67    $  14.59
------------------------------------------------   --------       --------      --------    --------    --------
Total Return (%)                                    12.59b        8.53b,c        8.96b          7.99       26.89
________________________________________________   ________       ________      ________    ________    ________

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                1,058          1,131         1,031         698         705
________________________________________________   ________       ________      ________    ________    ________
Ratio of expenses before expense reductions(%)          .53            .52           .50         .50         .51
________________________________________________   ________       ________      ________    ________    ________
Ratio of expenses after expense reductions(%)           .52            .49           .49         .50         .51
________________________________________________   ________       ________      ________    ________    ________
Ratio of net investment income (loss)(%)             .86d           .73c             .61         .98         .61
________________________________________________   ________       ________      ________    ________    ________
Portfolio turnover rate(%)                               30             16            17          15          13
------------------------------------------------   --------       --------      --------    --------    --------


a   Based on average shares outstanding during the period.


b   Total return would have been lower had certain expenses not been reduced.


c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.03% lower.


d Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.03 per share and 0.17% of average daily assets, respectively.



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
24   DWS CAPITAL GROWTH VIP

HYPOTHETICAL EXPENSE SUMMARY


Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS CAPITAL GROWTH VIP - CLASS A




                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.49%                4.51%            $ 10,451.00           $  50.10
   2             10.25%                 0.49%                9.22%            $ 10,922.34           $  52.36
   3             15.76%                 0.50%               14.14%            $ 11,413.85           $  55.84
   4             21.55%                 0.50%               19.27%            $ 11,927.47           $  58.35
   5             27.63%                 0.50%               24.64%            $ 12,464.20           $  60.98
   6             34.01%                 0.50%               30.25%            $ 13,025.09           $  63.72
   7             40.71%                 0.50%               36.11%            $ 13,611.22           $  66.59
   8             47.75%                 0.50%               42.24%            $ 14,223.73           $  69.59
   9             55.13%                 0.50%               48.64%            $ 14,863.80           $  72.72
  10             62.89%                 0.50%               55.33%            $ 15,532.67           $  75.99
TOTAL                                                                                               $ 626.24



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                     DWS CAPITAL GROWTH VIP   25

DWS GLOBAL OPPORTUNITIES VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks above-average capital appreciation over the long term.


The portfolio invests at least 65% of total assets in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 20% of the S&P/Citigroup Extended Market Index - World). While the portfolio may invest in securities in any country, it generally focuses on countries with developed economies (including the US). As of March 31, 2008, companies in which the portfolio invests typically have a market capitalization of between $500 million and $5 billion at the time of purchase. As part of the investment process (and low turnover strategy) the portfolio may own stocks even though they exceed the market capitalization upper range.

The portfolio may invest up to 35% of total assets in common stocks and other equities of large companies or in debt securities (of which 5% of net assets may be junk bonds, i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and a higher risk of default. The portfolio's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks. In particular, the portfolio may use futures, options and yield curve options. To the extent the portfolio invests in foreign securities, the portfolio may enter into forward currency exchange contracts and buy and sell currency options to hedge against currency exchange rate fluctuations.


In choosing securities, the portfolio managers use a combination of three analytical disciplines:


BOTTOM-UP RESEARCH. The portfolio managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

GROWTH ORIENTATION. The portfolio managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

ANALYSIS OF GLOBAL THEMES. The portfolio managers consider global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

The portfolio managers will normally sell a stock when they believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the portfolio's exposure to a given country.


SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.



OTHER INVESTMENTS


The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indicies, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.


As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
26   DWS GLOBAL OPPORTUNITIES VIP

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.


STOCK MARKET RISK. An important factor with the portfolio is how the stock markets perform - in this case US and foreign stock markets. When US and foreign stock prices fall, you should expect the value of your investment to fall as well. Compared to large company stocks, small company stocks tend to be more volatile, in part because these companies tend to be less established and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These risk factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.


FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:


o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.


o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.


o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.



o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.


o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.


EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                               DWS GLOBAL OPPORTUNITIES VIP   27

SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations than the stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of large companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.


SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.


IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, due to their stock prices rising and falling rapidly, often based, among other reasons, on investor perceptions rather than economic reasons. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will obtain proportionately larger IPO allocations.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o growth stocks may be out of favor for certain periods.

o a bond could fall in credit quality, go into default, or decrease in value for various reasons, including a change in prevailing interest rates; this risk is greater with junk bonds and foreign bonds.

This portfolio may interest long-term investors interested in diversifying a large-cap or domestic portfolio of investments.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
28   DWS GLOBAL OPPORTUNITIES VIP

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BAR GRAPHIC APPEARS HERE]




  16.44      65.88       -5.29      -24.59      -19.89     49.09      23.35      18.19      22.08      9.33
  1998       1999       2000        2001        2002       2003       2004       2005       2006       2007






FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 40.96%, Q4 1999               WORST QUARTER: -21.29%, Q3 2001
2008 TOTAL RETURN AS OF MARCH 31: -11.27%



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007





                                     1 YEAR        5 YEARS        10 YEARS
Portfolio - Class A                    9.33          23.74          12.36
S&P/Citigroup Extended Market
Index -  World                         6.05          22.23          10.92


Total returns would have been lower if operating expenses hadn't been reduced.


S&P/CITIGROUP EXTENDED MARKET INDEX - WORLD is an unmanaged index of small-capitalization stocks within 26 countries around the globe.


Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                               DWS GLOBAL OPPORTUNITIES VIP   29

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.




FEE TABLE                                          CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee                                       0.89%
Distribution/Service (12b-1) Fee                    None
Other Expenses1                                      0.21

TOTAL ANNUAL OPERATING EXPENSES                      1.10
Less Fee Waiver/Expense Reimbursement                0.11
NET ANNUAL OPERATING EXPENSES2                       0.99



1 "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes a 0.10% administrative services fee paid to the Advisor.



2 Through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.99% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.





EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares          $101           $339           $596         $1,330



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
30   DWS GLOBAL OPPORTUNITIES VIP

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Joseph Axtell, CFA
Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2001 and the portfolio in 2002.
   o Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).
     o Director, International Research at PCM International (1989-1996).
   o Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).
     o Analyst at Prudential-Bache Capital Funding in London (1987-1988).
   o Equity analyst in the healthcare sector at Prudential Equity Management Associates (1985-1987).
   o BS, University of Minnesota - Carlson School of Management.

Terrence S. Gray, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1993 and the portfolio in 2003.
   o Over 14 years of investment industry experience.
   o Head of global portfolio selection team for Pacific Basin Equity: New
     York.
   o BS, Boston College.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                               DWS GLOBAL OPPORTUNITIES VIP   31

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS GLOBAL OPPORTUNITIES VIP - CLASS A




YEARS ENDED DECEMBER 31,                              2007          2006         2005        2004       2003
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  18.15   $ 15.00       $ 12.77     $ 10.38     $  6.97
-------------------------------------------------   --------   ----------    -------     -------     -------
Income (loss) from investment operations:
 Net investment income (loss)a                        .08d         .03c         .04         .01         .02
_________________________________________________   ________   __________    _______     _______     _______
 Net realized and unrealized gain (loss)                1.61     3.28          2.27        2.41        3.40
-------------------------------------------------   --------   ----------    -------     -------     -------
 TOTAL FROM INVESTMENT OPERATIONS                       1.69     3.31          2.31        2.42        3.42
-------------------------------------------------   --------   ----------    -------     -------     -------
Less distributions from:
 Net investment income                                (  .23)  (  .16)       (  .08)     (  .03)     (  .01)
_________________________________________________   ________   __________    _______     _______     _______
NET REALIZED GAINS                                    ( 1.33)       -             -           -           -
-------------------------------------------------   --------   ----------    -------     -------     -------
 Total distributions                                  ( 1.56)  (  .16)       (  .08)     (  .03)     (  .01)
_________________________________________________   ________   __________    _______     _______     _______
NET ASSET VALUE, END OF PERIOD                      $  18.28   $ 18.15       $ 15.00     $ 12.77     $ 10.38
-------------------------------------------------   --------   ----------    -------     -------     -------
Total Return (%)                                     9.33b        22.08c      18.19       23.35       49.09
_________________________________________________   ________   __________    _______     _______     _______

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   310      331           285         232         183
_________________________________________________   ________   __________    _______     _______     _______
Ratio of expenses before expense reductions (%)         1.14     1.12          1.17        1.18        1.18
_________________________________________________   ________   __________    _______     _______     _______
Ratio of expenses after expense reductions (%)          1.12     1.12          1.17        1.18        1.18
_________________________________________________   ________   __________    _______     _______     _______
Ratio of net investment income (loss) (%)             .45d         .16c         .32         .09         .28
_________________________________________________   ________   __________    _______     _______     _______
Portfolio turnover rate (%)                               19       28            30          24          41
-------------------------------------------------   --------   ----------    -------     -------     -------


a   Based on average shares outstanding during the period.


b   Total return would have been lower had certain expenses not been reduced.


c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.002 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.


d Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.02 per share and 0.09% of average daily net assets, respectively.



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
32   DWS GLOBAL OPPORTUNITIES VIP

HYPOTHETICAL EXPENSE SUMMARY


Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS GLOBAL OPPORTUNITIES VIP - CLASS A




                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.99%                4.01%            $ 10,401.00          $   100.98
   2             10.25%                 1.10%                8.07%            $ 10,806.64          $   116.64
   3             15.76%                 1.10%               12.28%            $ 11,228.10          $   121.19
   4             21.55%                 1.10%               16.66%            $ 11,665.99          $   125.92
   5             27.63%                 1.10%               21.21%            $ 12,120.97          $   130.83
   6             34.01%                 1.10%               25.94%            $ 12,593.69          $   135.93
   7             40.71%                 1.10%               30.85%            $ 13,084.84          $   141.23
   8             47.75%                 1.10%               35.95%            $ 13,595.15          $   146.74
   9             55.13%                 1.10%               41.25%            $ 14,125.36          $   152.46
  10             62.89%                 1.10%               46.76%            $ 14,676.25          $   158.41
TOTAL                                                                                              $ 1,330.33



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                               DWS GLOBAL OPPORTUNITIES VIP   33

DWS INTERNATIONAL VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments (equities issued by foreign-based companies and listed on foreign exchanges.) Although the portfolio can invest in companies of any size and from any country (other than the United States), it invests mainly in common stocks of established companies in countries with developed economies.


The portfolio managers use a bottom-up approach, emphasizing individual stock selection, with any active allocation among countries, regions or industries as a residual of the strategy. The portfolio managers' process begins with a broad universe of equity securities of issuers primarily, but not exclusively, located in the countries that make up the MSCI EAFE (Reg. TM) Index. The MSCI EAFE (Reg. TM) Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The universe includes all securities in the Index and a large number of securities not included in the Index but whose issuers are located in the countries that make up the Index.

The portfolio managers screen for companies seeking to identify those with high or improving, and sustainable, returns on capital and long-term prospects for growth. The portfolio managers focus on companies with real cash flow on investment rather than published earnings. The portfolio managers utilize information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle, demographic and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.

Based on this fundamental research, the portfolio managers set a target price objective (the portfolio manager's opinion of the intrinsic value of the security) for each security and ranks the securities based on these target price objectives. The portfolio managers apply a disciplined approach to risk management and portfolio construction. Stocks are sold when they meet their target price objectives, a better investment opportunity has been identified or there has been a negative change in the outlook for the company, country or industry. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.


SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.



OTHER INVESTMENTS


While most of the portfolio's foreign equities are common stocks, some may be other types of equities, such as convertible securities, preferred stocks and depositary receipts. The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options and forward currency transactions.

For temporary defensive purposes, the portfolio may invest up to 100% of its assets in Canadian and US Government obligations or currencies, securities of companies incorporated in and having their principal place of business in Canada or the US or in relatively stable investments, such as money market securities. In such a case, the portfolio would not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
34   DWS INTERNATIONAL VIP

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. As with most stock funds, an important factor with this portfolio is how stock markets perform - in this case, foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:


o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.


o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.


o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.



o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.


o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.


EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                      DWS INTERNATIONAL VIP   35

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.


SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.


IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, due to their stock prices rising and falling rapidly, often based, among other reasons, on investor perceptions rather than economic reasons. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will obtain proportionately larger IPO allocations.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of foreign governments, industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters.

This portfolio is designed for investors who are interested in a broadly diversified international investment with the emphasis on long-term growth of capital.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
36   DWS INTERNATIONAL VIP

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BAR GRAPHIC APPEARS HERE]






  18.49      54.51       -21.70      -30.86      -18.37     27.75      16.53      16.17      25.91      14.59
  1998       1999        2000        2001        2002       2003       2004       2005       2006       2007






FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 29.06%, Q4 1999              WORST QUARTER: -18.80%, Q3 2002
2008 TOTAL RETURN AS OF MARCH 31: -9.26%



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007





                                   1 YEAR         5 YEARS        10 YEARS
Portfolio - Class A                  14.59          20.07           7.28
MSCI EAFE (Reg. TM) Index            11.17          21.59           8.66



MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND THE FAR EAST (MSCI EAFE (Reg. TM)) INDEX is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.


Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                      DWS INTERNATIONAL VIP   37

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.




FEE TABLE                                     CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee                                   0.74
Distribution/Service (12b-1) Fee               None
Other Expenses1                                  0.20
TOTAL ANNUAL OPERATING EXPENSES2                 0.94



1 "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes a 0.10% administrative services fee paid to the Advisor.



2 Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.96% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.



Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.




EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares           $96           $300           $520         $1,155



THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


Matthias Knerr, CFA

Director, Deutsche Asset Management and Portfolio Manager of the portfolio.

   o Joined Deutsche Asset Management in 1995 and the portfolio in 2004.

   o Portfolio manager for International Equities.

   o BS, Pennsylvania State University.


Chris LaJaunie, CFA
Director, Deutsche Asset Management and Portfolio Manager of the portfolio.


   o Joined Deutsche Asset Management in 2006 as an analyst for International Equity and International Select Equity strategies: New York.
   o Prior to that, nine years of experience as portfolio manager for Morgan Stanley Capital Strategy, and as equity analyst for Oaktree Capital Management, JP Morgan Securities and Scudder Kemper Investments.
   o Joined the portfolio in 2008.
   o BA, MA, Louisiana State University.


The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
38   DWS INTERNATIONAL VIP

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS INTERNATIONAL VIP - CLASS A




YEARS ENDED DECEMBER 31,                         2007          2006        2005       2004       2003
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  13.42      $  10.85     $  9.50    $  8.26    $  6.52
-------------------------------------------   --------      --------     -------    -------    -------
Income (loss) from investment operations:
 Net investment income (loss)a                  .21c          .28b           .15        .09        .09
___________________________________________   ________      ________     _______    _______    _______
 Net realized and unrealized gain (loss)          1.73          2.51        1.36       1.26       1.70
-------------------------------------------   --------      --------     -------    -------    -------
 TOTAL FROM INVESTMENT OPERATIONS                 1.94          2.79        1.51       1.35       1.79
-------------------------------------------   --------      --------     -------    -------    -------
Less distributions from:
 Net investment income                          (  .35)       (  .22)     (  .16)     ( .11)     ( .05)
___________________________________________   ________      ________     _______    _______    _______
NET ASSET VALUE, END OF PERIOD                $  15.01      $  13.42     $ 10.85    $  9.50    $  8.26
-------------------------------------------   --------      --------     -------    -------    -------
Total Return (%)                                 14.59         25.91       16.17      16.53      27.75
___________________________________________   ________      ________     _______    _______    _______

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)             702           702         558        533        485
___________________________________________   ________      ________     _______    _______    _______
Ratio of expenses (%)                              .98           .98        1.02       1.04       1.05
___________________________________________   ________      ________     _______    _______    _______
Ratio of net investment income (loss) (%)       1.48c         2.32b         1.59       1.05       1.32
___________________________________________   ________      ________     _______    _______    _______
Portfolio turnover rate (%)                        108           105          59         73        119
-------------------------------------------   --------      --------     -------    -------    -------


a   Based on average shares outstanding during the period.

b Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.11 per share and 0.92% of average daily net assets, respectively.


c Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.05 per share and 0.33% of average daily net assets, respectively.



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                      DWS INTERNATIONAL VIP   39

HYPOTHETICAL EXPENSE SUMMARY


Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS INTERNATIONAL VIP - CLASS A




                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE           ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND           FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES              EXPENSES
   1              5.00%                 0.94%                4.06%            $ 10,406.00           $    95.91
   2             10.25%                 0.94%                8.28%            $ 10,828.48           $    99.80
   3             15.76%                 0.94%               12.68%            $ 11,268.12           $   103.85
   4             21.55%                 0.94%               17.26%            $ 11,725.61           $   108.07
   5             27.63%                 0.94%               22.02%            $ 12,201.67           $   112.46
   6             34.01%                 0.94%               26.97%            $ 12,697.05           $   117.02
   7             40.71%                 0.94%               32.13%            $ 13,212.55           $   121.78
   8             47.75%                 0.94%               37.49%            $ 13,748.98           $   126.72
   9             55.13%                 0.94%               43.07%            $ 14,307.19           $   131.86
  10             62.89%                 0.94%               48.88%            $ 14,888.06           $   137.22
TOTAL                                                                                               $ 1,154.69



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
40   DWS INTERNATIONAL VIP

DWS HEALTH CARE VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the health care sector. For purposes of the portfolio's 80% investment policy, to be considered part of the health care sector, companies must commit at least half of their assets to, or derive at least half of their revenues or net income from, that sector. The industries in the health care sector include pharmaceuticals, biotechnology, medical products and supplies, and health care services. The companies may be of any size. The portfolio will invest primarily in securities of US companies, but may invest in foreign companies as well. While the portfolio invests mainly in common stocks, it may also invest up to 20% of total assets in US Treasury and agency debt obligations.


In choosing stocks, the portfolio managers use a combination of three analytical disciplines:


BOTTOM-UP RESEARCH. The portfolio managers look for individual companies with a history of above-average growth, strong competitive positioning, new tests or treatments, the ability to take advantage of demographic trends, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

GROWTH ORIENTATION. The portfolio managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

TOP-DOWN ANALYSIS. The portfolio managers consider the economic outlooks for various industries within the health care sector while looking for those that may benefit from changes in the overall business environment.

The portfolio managers may favor securities from different industries and companies within the health care sector at different times. The portfolio managers will normally sell a stock when they believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities, or in the course of adjusting their emphasis on a given health care industry.


SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



OTHER INVESTMENTS


Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indicies, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.


As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                        DWS HEALTH CARE VIP   41

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.


STOCK MARKET RISK. The portfolio is affected by how the stock market performs. To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

FOREIGN INVESTMENT RISK. To the extent the portfolio has exposure to companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets so, to the extent the portfolio invests in emerging markets, it takes on greater risks. The currency of a country in which the portfolio has invested could decline relative to the value of the US dollar, which decreases the value of the investment to US investors. The investments of the portfolio may be subject to foreign withholding taxes.

GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks for their potential superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.


CONCENTRATION RISK. The portfolio concentrates its investments in the industries of the health care sector. As a result, factors affecting that sector, such as rapid product obsolescence and the unpredictability of winning government approvals, will have a significant impact on the portfolio's performance.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.


IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, due to their stock prices rising and falling rapidly, often based, among other reasons, on investor perceptions rather than economic reasons. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will obtain proportionately larger IPO allocations.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
42   DWS HEALTH CARE VIP

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to experience steeper price fluctuations than stocks of larger companies. A shortage of reliable information can also pose added risk to medium sized companies stocks. Industry-wide reversals may have a greater impact on medium-sized companies, since they usually lack the financial resources of large companies. Medium-sized company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for medium-sized company shares.

SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations than the stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of large companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.

Another factor that could affect performance is:



o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


The portfolio may make sense for investors who are comfortable with higher risks of a portfolio that focuses on an often volatile sector and are interested in gaining exposure to the health care sector.



PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BAR GRAPHIC APPEARS HERE]






  -23.10      33.70       9.59      8.50      6.17     13.20
   2002       2003       2004      2005      2006      2007






FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 15.08%, Q2 2003              WORST QUARTER: -15.62%, Q2 2002
2008 TOTAL RETURN AS OF MARCH 31: -7.70%


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                        DWS HEALTH CARE VIP   43

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007





                                           1 YEAR         5 YEARS        SINCE INCEPTION*
Portfolio - Class A                          13.20          13.82               6.93
Standard & Poor's (S&P) 500 Index             5.49          12.83               4.27
Goldman Sachs Healthcare Index                8.26          10.87               4.66


*   Inception: May 1, 2001. Index comparisons begin April 30, 2001.


STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

GOLDMAN SACHS HEALTHCARE INDEX is an unmanaged, market-capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.


Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.





HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.




FEE TABLE                                     CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee                                  0.67%
Distribution/Service (12b-1) Fee               None
Other Expenses1                                 0.23
TOTAL ANNUAL OPERATING EXPENSES                 0.90



1 "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes a 0.10% administrative services fee paid to the Advisor.


Based on the costs above, this example helps you compare the expenses of Class
    A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.





EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares           $92           $287           $498         $1,108



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
44   DWS HEALTH CARE VIP

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Leefin Lai, CFA

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the portfolio.

   o Joined Deutsche Asset Management in 2001 and the portfolio in 2001, previously serving as an analyst for Salomon Smith Barney and Paine Webber and as Vice President/analyst for Citigroup Global Asset Management and Scudder Kemper Investments.
   o Over 15 years of investment industry experience.
   o BS, MBA, University of Illinois.

Thomas E. Bucher, CFA
Managing Director of Deutsche Asset Management and Consultant to the portfolio.

   o Joined Deutsche Asset Management in 1995 and the portfolio in 2002, previously serving as analyst for European Chemical, Oil, Steel and Engineering sectors and analyst/ portfolio manager for Eastern European equity.
   o Head of global equity research team for health care sector and portfolio manager for European Equity: Frankfurt.
   o MA, University of Tuegingen, Germany.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                        DWS HEALTH CARE VIP   45

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS HEALTH CARE VIP - CLASS A




YEARS ENDED DECEMBER 31,                        2007          2006         2005        2004       2003
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  13.77      $ 13.02     $  12.00    $  10.95    $  8.19
-------------------------------------------   --------      -------     --------    --------    -------
Income (loss) from investment operations:
 Net investment income (loss)a                  .03c         (  .01)b     (  .02)     (  .03)    (  .02)
___________________________________________   ________      _______     ________    ________    _______
 Net realized and unrealized gain (loss)          1.75          .81         1.04        1.08       2.78
-------------------------------------------   --------      -------     --------    --------    -------
 TOTAL FROM INVESTMENT OPERATIONS                 1.78          .80         1.02        1.05       2.76
-------------------------------------------   --------      -------     --------    --------    -------
Less distributions from:
 Net realized gains                             (  .87)      (  .05)           -           -          -
___________________________________________   ________      _______     ________    ________    _______
NET ASSET VALUE, END OF PERIOD                $  14.68      $ 13.77     $  13.02    $  12.00    $ 10.95
-------------------------------------------   --------      -------     --------    --------    -------
Total Return (%)                                 13.20      6.17b           8.50        9.59      33.70
___________________________________________   ________      _______     ________    ________    _______

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)              98          101          109         109        101
___________________________________________   ________      _______     ________    ________    _______
Ratio of expenses (%)                              .93          .89          .88         .88        .87
___________________________________________   ________      _______     ________    ________    _______
Ratio of net investment income (loss) (%)       .19c         (  .03)b     (  .18)     (  .29)    (  .24)
___________________________________________   ________      _______     ________    ________    _______
Portfolio turnover rate (%)                         37           47           43          77         64
-------------------------------------------   --------      -------     --------    --------    -------


a   Based on average shares outstanding during the period.

b Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.


c Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.02 per share and 0.13% of average daily net assets, respectively.



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
46   DWS HEALTH CARE VIP

HYPOTHETICAL EXPENSE SUMMARY


Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS HEALTH CARE VIP - CLASS A




                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE           ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND           FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES              EXPENSES
   1              5.00%                 0.90%                4.10%            $ 10,410.00           $    91.85
   2             10.25%                 0.90%                8.37%            $ 10,836.81           $    95.61
   3             15.76%                 0.90%               12.81%            $ 11,281.12           $    99.53
   4             21.55%                 0.90%               17.44%            $ 11,743.65           $   103.61
   5             27.63%                 0.90%               22.25%            $ 12,225.13           $   107.86
   6             34.01%                 0.90%               27.26%            $ 12,726.37           $   112.28
   7             40.71%                 0.90%               32.48%            $ 13,248.15           $   116.89
   8             47.75%                 0.90%               37.91%            $ 13,791.32           $   121.68
   9             55.13%                 0.90%               43.57%            $ 14,356.76           $   126.67
  10             62.89%                 0.90%               49.45%            $ 14,945.39           $   131.86
TOTAL                                                                                               $ 1,107.84


-

DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                        DWS HEALTH CARE VIP   47

DWS EQUITY 500 INDEX VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), which emphasizes stocks of large US companies. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. Stocks in the S&P 500 Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

The portfolio invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. While the portfolio manager gives priority to replicating the S&P 500 Index's performance, there is no assurance of achieving this objective.



INDEX INVESTING VERSUS ACTIVE MANAGEMENT

Active management involves the portfolio management team buying and selling securities based on research and analysis. Unlike a portfolio that is actively managed, an index portfolio tries to replicate, as closely as possible, the performance of a target index by holding either all, or a representative sample, of the securities in the index. Indexing appeals to many investors for the following reasons:

o indexing provides simplicity because it is a straightforward market-replicating strategy;

o index portfolios generally provide diversification by investing in a wide variety of companies and industries;

o an index portfolio's performance is generally predictable in that the portfolio's value is expected to move in the same direction, up or down, as the target index;

o index portfolios tend to have lower costs because they do not have many of the expenses of actively managed funds, such as research. Also, index portfolios usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and


o index portfolios generally realize low capital gains as compared to actively managed portfolios.



STRATEGY

The portfolio will pursue its objective by investing primarily in the securities of the companies included in the benchmark and derivative instruments, such as futures contracts and options, relating to the benchmark. Futures contracts and options are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The portfolio management team uses quantitative analysis techniques to structure the portfolio to obtain a high correlation to the S&P 500 Index, while keeping the portfolio as fully invested as possible in all market environments. To attempt to replicate the risk and return characteristics of the S&P 500 Index as closely as possible, the portfolio invests in a statistically selected sample of the securities found in the S&P 500 Index, using a process known as "optimization." This process selects stocks for the portfolio so that industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields), closely replicate those of the securities in the S&P 500 Index. Over the long term, the portfolio seeks a correlation between the performance of the portfolio, before expenses, and the S&P 500 Index of 98% or better. A figure of 100% would indicate perfect correlation.



PRINCIPAL INVESTMENTS


Under normal circumstances, the portfolio intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the S&P 500 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500 Index. The portfolio's securities are weighted to attempt to make the portfolio's total investment characteristics similar to those of the S&P 500 Index as a whole. We may exclude or remove any S&P 500 Index stock from the portfolio if we believe that the stock is illiquid or that the merit of the investment has been impaired by financial conditions or other extraordinary events. At times, the portfolio management team may purchase a stock not



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
48   DWS EQUITY 500 INDEX VIP
included in the S&P 500 Index when it is believed to be a cost-efficient way of approximating the S&P 500 Index's performance, for example, in anticipation of a stock being added to the S&P 500 Index. The portfolio may hold assets in short-term debt securities or money market instruments for liquidity purposes.

SECURITIES LENDING. The portfolio may lend its investment securities up to 30% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board could change the portfolio's investment goal without seeking shareholder approval. In addition, the portfolio's Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy, as described herein.



INVESTMENT PROCESS

In an effort to run an efficient and effective strategy, the portfolio uses the process of "optimization," a statistical sampling technique. First, the portfolio buys the stocks that make up the larger portions of the S&P 500 Index's value in roughly the same proportion as the S&P 500 Index. Second, smaller stocks are analyzed and selected based on liquidity. In selecting smaller stocks, the portfolio management team tries to replicate the industry and risk characteristics of all of the smaller companies in the S&P 500 Index without buying all of those stocks. This approach attempts to maximize the portfolio's liquidity and returns while minimizing its costs. Historically, this portfolio has had a low portfolio turnover rate. Portfolio turnover measures the frequency that the portfolio sells and replaces the value of its securities within a given period.



INFORMATION REGARDING THE INDEX

The portfolio is not sponsored, endorsed, sold or promoted by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the portfolio or any member of the public regarding the advisability of investing in securities generally or in the portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the portfolio is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the portfolio.

S&P has no obligation to take the needs of the portfolio or the owners of the portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the portfolio to be issued or in the determination or calculation of the equation by which shares of the portfolio are redeemable for cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the portfolio.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the portfolio, owners of the portfolio, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                   DWS EQUITY 500 INDEX VIP   49

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.


STOCK MARKET RISK. The portfolio is affected by how the stock market performs. To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.


TRACKING ERROR RISK. There are several reasons that the portfolio's performance may not replicate the S&P 500 Index exactly:

o Unlike the S&P 500 Index, the portfolio incurs fees and administrative expenses and transaction costs in trading stocks.

o The composition of the S&P 500 Index and the stocks held by the portfolio may occasionally diverge.

o The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the portfolio's performance to deviate from that of the "fully invested" S&P 500 Index which does not include a cash component.


INDEX FUND RISK. Because the portfolio invests at least 80% of its assets in the stocks of companies included in the S&P 500 Index and in derivative instruments that provide exposure to the stocks of companies in the S&P 500 Index, it cannot alter its investment strategy in response to fluctuations in the market segment represented by the Index.

FUTURES AND OPTIONS RISK. The portfolio may invest, to a limited extent, in securities index futures or options, which are types of derivatives. The portfolio will not use these derivatives for speculative purposes. Rather, the portfolio invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.


SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

This portfolio is designed for investors interested in capital appreciation over the long term; exposure to the US equity markets as represented by larger companies; and investment returns that track the performance of the S&P 500 Index.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
50   DWS EQUITY 500 INDEX VIP

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BAR GRAPHIC APPEARS HERE]



  28.71      20.39       -9.24      -12.18      -22.31     28.16      10.59       4.68     15.52      5.30
  1998       1999       2000        2001        2002       2003       2004       2005      2006       2007






FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 21.22%, Q4 1998              WORST QUARTER: -17.24%, Q3 2002
2008 TOTAL RETURN AS OF MARCH 31: -9.53%



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007





                                          1 YEAR        5 YEARS        10 YEARS
Portfolio - Class A Shares                  5.30          12.53           5.64
Standard & Poor's (S&P) 500 Index           5.49          12.83           5.91



Total returns would have been lower if operating expenses hadn't been reduced.

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                   DWS EQUITY 500 INDEX VIP   51

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy, variable annuity contract or tax-qualified plan for which the portfolio is an investment option. These charges and fees will increase expenses.




FEE TABLE                                          CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee                                       0.19%
Distribution/Service (12b-1) Fee                    None
Other Expenses1                                      0.12
TOTAL ANNUAL OPERATING EXPENSES                      0.31
Less Fee Waiver/Expense Reimbursement                0.03
NET ANNUAL OPERATING EXPENSES2                       0.28



1 "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes a 0.10% administrative services fee paid to the Advisor.

2 Through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.28% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.





EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares           $29           $97            $171           $390


THE PORTFOLIO MANAGER


Brent Reeder is a Senior Vice President at Northern Trust Investments, NA ("NTI"). Mr. Reeder has had responsibility for the portfolio since May 2007. Mr. Reeder joined NTI in 1993. For the past six years, he has managed quantitative equity portfolios.


The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
52   DWS EQUITY 500 INDEX VIP

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Information for the periods ended prior to December 31, 2005 was audited by Ernst & Young LLP, an independent registered public accounting firm.



DWS EQUITY 500 INDEX VIP - CLASS A




YEARS ENDED DECEMBER 31,                                2007          2006         2005         2004         2003
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  14.97     $  13.11     $  12.73     $  11.64      $  9.20
---------------------------------------------------   --------     --------     --------     --------      -------
Income (loss) from investment operations:
 Net investment income (loss)a                             .27          .24          .21          .21          .15
___________________________________________________   ________     ________     ________     ________      _______
 Net realized and unrealized gain (loss)                   .52         1.78          .37         1.01         2.41
---------------------------------------------------   --------     --------     --------     --------      -------
 TOTAL FROM INVESTMENT OPERATIONS                          .79         2.02          .58         1.22         2.56
---------------------------------------------------   --------     --------     --------     --------      -------
Less distributions from:
 Net investment income                                  (  .23)      (  .16)      (  .20)      (  .13)      (  .12)
___________________________________________________   ________     ________     ________     ________      _______
NET ASSET VALUE, END OF PERIOD                        $  15.53     $  14.97     $  13.11     $  12.73      $ 11.64
---------------------------------------------------   --------     --------     --------     --------      -------
Total Return (%)                                       5.30b        15.52b          4.68      10.59b       28.16b
___________________________________________________   ________     ________     ________     ________      _______

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   1,046        1,412        1,102          790          627
___________________________________________________   ________     ________     ________     ________      _______
Ratio of expenses before expense reductions and/or
recoupments (%)                                            .33          .28          .27          .28          .30
___________________________________________________   ________     ________     ________     ________      _______
Ratio of expenses after expense reductions and/or
recoupments (%)                                            .30          .27          .27          .29          .30
___________________________________________________   ________     ________     ________     ________      _______
Ratio of net investment income (loss) (%)                 1.71         1.73         1.62         1.76         1.50
___________________________________________________   ________     ________     ________     ________      _______
Portfolio turnover rate (%)                              7c               9           15            1            1
---------------------------------------------------   --------     --------     --------     --------      -------


a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.


c Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                   DWS EQUITY 500 INDEX VIP   53

HYPOTHETICAL EXPENSE SUMMARY


Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS EQUITY 500 INDEX VIP - CLASS A




                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.28%                4.72%            $ 10,472.00           $  28.66
   2             10.25%                 0.31%                9.63%            $ 10,963.14           $  33.22
   3             15.76%                 0.31%               14.77%            $ 11,477.31           $  34.78
   4             21.55%                 0.31%               20.16%            $ 12,015.59           $  36.41
   5             27.63%                 0.31%               25.79%            $ 12,579.12           $  38.12
   6             34.01%                 0.31%               31.69%            $ 13,169.09           $  39.91
   7             40.71%                 0.31%               37.87%            $ 13,786.72           $  41.78
   8             47.75%                 0.31%               44.33%            $ 14,443.31           $  43.74
   9             55.13%                 0.31%               51.10%            $ 15,110.24           $  45.79
  10             62.89%                 0.31%               58.19%            $ 15,818.91           $  47.94
TOTAL                                                                                               $ 390.35



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
54   DWS EQUITY 500 INDEX VIP

DWS SMALL CAP INDEX VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000 (Reg. TM) Index, which emphasizes stocks of small US companies. The Russell 2000 (Reg. TM) Index is a widely accepted benchmark of small company stock performance. The Russell 2000 (Reg. TM) Index measures the performance of the 2,000 smallest companies in the Russell 3000 (Reg. TM) Index which represents approximately 8% of the market capitalization of the Russell 3000 (Reg. TM) Index. Stocks in the Russell 2000 (Reg. TM) Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

The portfolio invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. While the portfolio manager gives priority to replicating the Russell 2000 (Reg. TM) Index's performance, there is no assurance of achieving this objective.



INDEX INVESTING VERSUS ACTIVE MANAGEMENT

Active management involves the portfolio management team buying and selling securities based on research and analysis. Unlike a portfolio that is actively managed, an index fund tries to replicate, as closely as possible, the performance of a target index by holding either all, or a representative sample, of the securities in the index. Indexing appeals to many investors for the following reasons:

o indexing provides simplicity because it is a straightforward market-replicating strategy;

o index portfolios generally provide diversification by investing in a wide variety of companies and industries;

o an index portfolio's performance is generally predictable in that the portfolio's value is expected to move in the same direction, up or down, as the target index;

o index portfolios tend to have lower costs because they do not have many of the expenses of actively managed funds, such as research. Also, index portfolios usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and


o index portfolios generally realize low capital gains as compared to actively managed portfolios.



STRATEGY

The portfolio will pursue its objective by investing primarily in the securities of the companies included in the benchmark and derivative instruments, such as futures contracts and options, relating to the benchmark. Futures contracts and options are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The portfolio management team uses quantitative analysis techniques to structure the portfolio to obtain a high correlation to the Russell 2000 (Reg. TM) Index while keeping the portfolio as fully invested as possible in all market environments. To attempt to replicate the risk and return characteristics of the Russell 2000 (Reg. TM) Index as closely as possible, the portfolio invests in a statistically selected sample of the securities found in the Russell 2000 (Reg. TM) Index, using a process known as "optimization." This process selects stocks for the portfolio so that industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields) closely replicate those of the securities in the Russell 2000 (Reg. TM) Index. Over the long term, the portfolio seeks a correlation between the performance of the portfolio, before expenses, and the Russell 2000 (Reg. TM) Index of 95% or better. A figure of 100% would indicate perfect correlation.



PRINCIPAL INVESTMENTS

Under normal circumstances, the portfolio intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the Russell 2000 (Reg. TM) Index and in derivative instruments, such as stock index futures contracts and options, that provide exposure to the stocks of companies in the Russell 2000 (Reg. TM) Index. The portfolio's securities are weighted to attempt to make the portfolio's total investment characteristics similar to those of the Russell 2000 (Reg. TM) Index as a whole. We may exclude or remove any Russell 2000 (Reg. TM) Index stock from the portfolio if we believe that the stock is illiquid or has impaired financial conditions brought on by extraordinary events. At times, the portfolio management team may purchase a stock not


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                    DWS SMALL CAP INDEX VIP   55
included in the Russell 2000 (Reg. TM) Index when it is believed to be a cost-efficient way of approximating the Russell 2000 (Reg. TM) Index's performance, for example, in anticipation of a stock being added to the Russell 2000 (Reg. TM) Index. The portfolio may hold assets in short-term debt securities or money market instruments for liquidity purposes.

SECURITIES LENDING. The portfolio may lend its investment securities up to 30% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board could change the portfolio's investment objective without seeking shareholder approval. In addition, the portfolio's Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy, as described herein.



INVESTMENT PROCESS

In an effort to run an efficient and effective strategy, the portfolio uses the process of "optimization," a statistical sampling technique. First, the portfolio buys the stocks that make up the larger portions of the Russell 2000 (Reg. TM) Index's value in roughly the same proportion as the Russell 2000 (Reg. TM) Index. Second, smaller stocks are analyzed and selected based on liquidity. In selecting smaller stocks, the portfolio management team tries to replicate the industry and risk characteristics of all of the smaller companies in the Russell 2000 (Reg. TM) Index without buying all of those stocks. This approach attempts to maximize the portfolio's liquidity and returns while minimizing its costs. Historically, this portfolio has had a low portfolio turnover rate. Portfolio turnover measures the frequency that the fund sells and replaces the value of its securities within a given period. High turnover can increase a portfolio's transaction costs, thereby lowering its returns.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.


STOCK MARKET RISK. The portfolio is affected by how the stock market performs. To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.


TRACKING ERROR RISK. There are several reasons that the portfolio's performance may not replicate the Russell 2000 (Reg. TM) Index exactly:

o Unlike the Russell 2000 (Reg. TM) Index, the portfolio incurs fees and administrative expenses and transaction costs in trading stocks.

o The composition of the Russell 2000 (Reg. TM) Index and the stocks held by the portfolio may occasionally diverge.

o The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the portfolio's performance to deviate from the "fully invested" Russell 2000 (Reg. TM) Index, which does not include a cash component.

INDEX FUND RISK. Because the portfolio invests at least 80% of its assets in the stocks of companies included in the Russell 2000 (Reg. TM) Index and in derivative instruments that provide exposure to the stocks of companies in the Russell 2000 (Reg. TM) Index, it cannot alter its investment strategy in response to fluctuations in the market segment represented by the Index.


SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations than the stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of large companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
56   DWS SMALL CAP INDEX VIP

FUTURES AND OPTIONS RISK. The portfolio may invest, to a limited extent, in securities index futures or options, which are types of derivatives. The portfolio will not use these derivatives for speculative purposes. Rather, the portfolio invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.


SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

This portfolio is designed for investors interested in capital appreciation over the long term; exposure to the US equity markets as represented by smaller companies; and investment returns that track the performance of the Russell 2000 (Reg. TM) Index.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                    DWS SMALL CAP INDEX VIP   57

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BAR GRAPHIC APPEARS HERE]



  -2.18      20.16       -3.87      2.07      -20.58     46.42      17.76       4.26     17.49       -1.90
  1998       1999       2000       2001       2002       2003       2004       2005      2006       2007






FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 23.16%, Q2 2003               WORST QUARTER: -21.37%, Q3 2002
2008 TOTAL RETURN AS OF MARCH 31: -10.13%



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007





                                      1 YEAR         5 YEARS        10 YEARS
Portfolio - Class A shares              -1.90          15.69           6.62
Russell 2000 (Reg. TM) Index            -1.57          16.25           7.08



Total returns would have been lower if operating expenses hadn't been reduced.


RUSSELL 2000 (Reg. TM) INDEX is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
58   DWS SMALL CAP INDEX VIP

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy, variable annuity contract or tax-qualified plan for which the portfolio is an investment option. These charges and fees will increase expenses.




FEE TABLE                                          CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee                                       0.35%
Distribution/Service (12b-1) Fee                    None
Other Expenses1                                      0.15

TOTAL ANNUAL OPERATING EXPENSES                      0.50
Less Fee Waiver/Expense Reimbursement                0.03
NET ANNUAL OPERATING EXPENSES2                       0.47



1 "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes a 0.10% administrative services fee paid to the Advisor.

2 Through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at 0.47% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.





EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares           $48           $157           $277           $625


THE PORTFOLIO MANAGER


Brent Reeder is a Senior Vice President at Northern Trust Investments, NA ("NTI"). Mr. Reeder has had responsibility for the portfolio since May 2007. Mr. Reeder joined NTI in 1993. For the past six years, he has managed quantitative equity portfolios.


The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                    DWS SMALL CAP INDEX VIP   59

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Information for the periods ended prior to December 31, 2005 was audited by Ernst & Young LLP, an independent registered public accounting firm.



DWS SMALL CAP INDEX VIP - CLASS A




YEARS ENDED DECEMBER 31,                              2007        2006        2005        2004       2003
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  16.12    $  14.40    $  14.35   $ 12.24     $  8.45
-------------------------------------------------  --------    --------    --------   -------     -------
Income (loss) from investment operations:
 Net investment income (loss)a                          .17         .14         .11      .11         .09
_________________________________________________  ________    ________    ________   _______     _______
 Net realized and unrealized gain (loss)             (  .40)       2.34         .42     2.06        3.79
-------------------------------------------------  --------    --------    --------   -------     -------
 TOTAL FROM INVESTMENT OPERATIONS                    (  .23)       2.48         .53     2.17        3.88
-------------------------------------------------  --------    --------    --------   -------     -------
Less distributions from:
 Net investment income                               (  .14)     (  .10)     (  .09)  (  .06)     (  .09)
_________________________________________________  ________    ________    ________   _______     _______
 Net realized gains                                  ( 1.04)     (  .66)     (  .39)       -           -
-------------------------------------------------  --------    --------    --------   -------     -------
 TOTAL DISTRIBUTIONS                                 ( 1.18)     (  .76)     (  .48)  (  .06)     (  .09)
-------------------------------------------------  --------    --------    --------   -------     -------
NET ASSET VALUE, END OF PERIOD                     $  14.71    $  16.12    $  14.40   $ 14.35     $ 12.24
-------------------------------------------------  --------    --------    --------   -------     -------
Total Return (%)b                                    ( 1.90)      17.49        4.26    17.76       46.42
_________________________________________________  ________    ________    ________   _______     _______

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  305         536         449      450         316
_________________________________________________  ________    ________    ________   _______     _______
Ratio of expenses before expense reductions (%)         .53         .47         .46      .48         .61
_________________________________________________  ________    ________    ________   _______     _______
Ratio of expenses after expense reductions (%)          .51         .45         .45      .45         .45
_________________________________________________  ________    ________    ________   _______     _______
Ratio of net investment income (loss) (%)              1.09         .93         .78      .87         .91
_________________________________________________  ________    ________    ________   _______     _______
Portfolio turnover rate (%)                           24c            42          26       22          28
-------------------------------------------------  --------    --------    --------   -------     -------


a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.


c Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
60   DWS SMALL CAP INDEX VIP

HYPOTHETICAL EXPENSE SUMMARY


Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS SMALL CAP INDEX VIP - CLASS A




                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.47%                4.53%            $ 10,453.00           $  48.06
   2             10.25%                 0.50%                9.23%            $ 10,923.39           $  53.44
   3             15.76%                 0.50%               14.15%            $ 11,414.94           $  55.85
   4             21.55%                 0.50%               19.29%            $ 11,928.61           $  58.36
   5             27.63%                 0.50%               24.65%            $ 12,465.40           $  60.99
   6             34.01%                 0.50%               30.26%            $ 13,026.34           $  63.73
   7             40.71%                 0.50%               36.13%            $ 13,612.53           $  66.60
   8             47.75%                 0.50%               42.25%            $ 14,225.09           $  69.59
   9             55.13%                 0.50%               48.65%            $ 14,865.22           $  72.73
  10             62.89%                 0.50%               55.34%            $ 15,534.15           $  76.00
TOTAL                                                                                               $ 625.35



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                    DWS SMALL CAP INDEX VIP   61

OTHER POLICIES AND RISKS

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Each portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.


o The Advisor, or a subadvisor, will establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio will use the higher rating. If a security's credit quality falls, the Advisor or subadvisor will determine whether selling it would be in a portfolio's best interest.



FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in each portfolio.

If you want more information on each portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that a portfolio will achieve its objective.

A complete list of each portfolio's portfolio holdings as of the month-end is posted on www.dws-scudder.com (the Web site does not form a part of this prospectus) on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, each portfolio's (except DWS Bond VIP) top ten equity holdings and other information about each portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter end. Each portfolio's Statement of Additional Information includes a description of a portfolio's policies and procedures with respect to the disclosure of a portfolio's portfolio holdings.




THE INVESTMENT ADVISOR


Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), is the investment advisor for each portfolio. Under the supervision of the Board Members, the Advisor, with headquarters at 345 Park Avenue, New York, NY 10154, or a subadvisor, makes portfolio investment decisions, buys and sells securities for each portfolio and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
62   OTHER POLICIES AND RISKS

The Advisor receives a management fee from each portfolio. Below is the management rate paid by each portfolio for the most recent fiscal year, as a percentage of each portfolio's average daily net assets:





PORTFOLIO NAME                       FEE PAID
DWS Bond VIP                           0.39%
DWS Growth & Income VIP                0.38%*
DWS Capital Growth VIP                 0.36%*
DWS Global Opportunities VIP           0.87%*
DWS International VIP                  0.74%
DWS Health Care VIP                    0.67%
DWS Equity 500 Index VIP               0.16%*
DWS Small Cap Index VIP                0.33%*



* Reflecting the effect of expense limitations and/or fee waivers then in effect.


A discussion regarding the basis for the Board renewal of each portfolio's investment management agreement and, as applicable, subadvisory agreement, and sub-subadvisory agreement is contained in the shareholder reports for the annual period ended December 31, 2007 (see "Shareholder reports" on the back cover).

In addition, under a separate administrative services agreement between each portfolio and Deutsche Investment Management Americas Inc., each portfolio pays the Advisor for providing most of each portfolio's administrative services.



PORTFOLIO SUBADVISORS


SUBADVISOR FOR DWS BOND VIP

Pursuant to an investment subadvisory agreement between the Advisor and Aberdeen Asset Management Inc. ("AAMI"), an investment adviser registered under the Investment Advisers Act of 1940, as amended, AAMI acts as subadvisor. As the subadvisor, AAMI, under the supervision of the Board and the Advisor, makes investment decisions, buys and sells securities and conducts the research that leads to these purchase and sale decisions. AAMI provides a full range of international investment advisory services to institutional and retail clients.


AAMI is a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983. AAMI is located at 1735 Market Street, Philadelphia, PA 19103.



SUB-SUBADVISOR FOR DWS BOND VIP

Pursuant to an investment sub-subadvisory agreement between AAMI and Aberdeen Asset Management Investment Services Limited ("AAMISL"), an investment adviser registered under the Investment Advisers Act of 1940, as amended, AAMISL acts as the sub-subadvisor for the portfolio. As the sub-subadvisor, AAMISL, under the supervision of the Board of Trustees, DIMA and AAMI, manages the portfolio's investments in foreign securities, foreign currencies and related investments and conducts the research that leads to these investments. AAMISL provides a full range of international investment advisory services to institutional and retail clients. AAMI continues to manage the core bond and active fixed income strategies of the portfolio.

AAMISL will be paid for its sub-subadvisory services by AAMI, the portfolio's subadvisor, from AAMI's subadvisory fee paid by DIMA to AAMI.



SUBADVISOR FOR DWS EQUITY 500 INDEX VIP AND DWS SMALL CAP INDEX VIP

Northern Trust Investments, N.A. ("NTI"), the subadvisor for DWS Equity 500 Index VIP and DWS Small Cap Index VIP, is located at 50 South LaSalle Street, Chicago, IL 60603. NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTI is a subsidiary of The Northern Trust Company ("TNTC"). TNTC is an Illinois state chartered banking organization and a member of the Federal



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                     THE INVESTMENT ADVISOR   63

Reserve System. Formed in 1889, TNTC administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. TNTC is the principal subsidiary of Northern Trust Corporation, a company that is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of December 31, 2007, NTI and its affiliates had assets under custody of $4.1 trillion, and assets under investment management of $757.2 billion.



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
64   PORTFOLIO SUBADVISORS

--------------------------------------------------------------------------------
YOUR INVESTMENT IN THE PORTFOLIOS

The information in this section may affect anyone who selects one or more portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers one or more portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. Each portfolio assumes no responsibility for such prospectuses.


POLICIES ABOUT TRANSACTIONS

The information in this prospectus applies to Class A shares of each portfolio. Each portfolio offers two classes of shares (except DWS Equity 500 Index VIP, which offers three classes of shares). Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of DWS Variable Series I and DWS Investments VIT Funds (which include each portfolio just described) are the participating insurance companies (the "insurance companies") that offer each portfolio as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. Each portfolio does not sell shares directly to the public. Each portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to a portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.


Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike a portfolio, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of a portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than a portfolio and have different expense ratios than the portfolios. As a result, the performance of a portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners of that portfolio.


Each portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, a portfolio will ask for its name, address and other information that will allow a portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, a portfolio would ask for documents such as the insurance company's articles of incorporation) to help a portfolio verify the insurance company's identity.

Each portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

Each portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                          YOUR INVESTMENT IN THE PORTFOLIOS   65

BUYING AND SELLING SHARES

Each PORTFOLIO IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).


Each portfolio continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.



IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day a portfolio is open for business.

o Unless otherwise instructed, a portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o Each portfolio does not issue share certificates.

o Each portfolio reserves the right to reject purchases of shares for any reason.

o Each portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o Each portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

o Each portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of a portfolio, they are deemed to be in a portfolio's best interest or when a portfolio is requested or compelled to do so by governmental authority or by applicable law.

o Each portfolio may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o Each portfolio may pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; a portfolio generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a portfolio's net assets, whichever is less.


o A purchase order from an insurance company separate account may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of a portfolio's shareholders.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of portfolio shares may present risks to each portfolio's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of portfolio shares, interference with the efficient management of a portfolio (including losses on the sale of investments), taxable gains to remaining



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
66   YOUR INVESTMENT IN THE PORTFOLIOS
shareholders and increased brokerage and administrative costs. These risks may be more pronounced if a portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a portfolio (e.g., "time zone arbitrage"). Each portfolio has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

Pursuant to these policies, each portfolio reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, a portfolio may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to a portfolio. Each portfolio, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same portfolio's shares. Each portfolio may take other trading activity into account if a portfolio believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same portfolio over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same portfolio within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that portfolio. Each portfolio has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of each portfolio are not affected by the four roundtrip transaction limitation.

The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to each portfolio, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by each portfolio or administrator and transactions by certain qualified fund-of-fund(s).

In certain circumstances, each portfolio may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interest of each portfolio. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than each portfolio's policies, may permit certain transactions not permitted by each portfolio's policies, or prohibit transactions not subject to each portfolio's policies.

The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of each portfolio that provide a substantially similar level of protection for each portfolio against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

In addition, each portfolio that invests some portion of its assets in foreign securities has adopted certain fair valuation practices intended to protect each portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by each portfolio. (See "How each Portfolio Calculates Share Price.")

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying shareholder level activity. Depending on the amount of portfolio shares held in such separate account (which may represent most of each portfolio's shares), short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in each portfolio. If short-term or excessive trading is identified, the Advisor will take appropriate action.

Each portfolio's market timing policies and procedures may be modified or terminated at any time.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                          YOUR INVESTMENT IN THE PORTFOLIOS   67

HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.



HOW TO SELECT SHARES

Shares in a portfolio are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to a portfolio. Contract owners should contact their insurance company to effect transactions in connection with a portfolio.




FINANCIAL INTERMEDIARY SUPPORT PAYMENTS


The Advisor, DWS Scudder Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each portfolio, to selected financial advisors in connection with the sale and/or distribution of portfolio shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of each portfolio, any record keeping/sub-transfer agency/networking fees payable by each portfolio (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing a portfolio with "shelf space" or access to a third party platform or portfolio offering list or other marketing programs, including, without limitation, inclusion of the portfolio on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each portfolio attributable to the financial advisor, the particular portfolio or portfolio type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of each portfolio serviced and maintained by the financial advisor, .10% to .25% of sales of each portfolio attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of each portfolio or of any particular share class of each portfolio. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of each portfolio. Additional information regarding these revenue sharing payments is included in each portfolio's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
68   YOUR INVESTMENT IN THE PORTFOLIOS

Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


It is likely that broker-dealers that execute portfolio transactions for each portfolio will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for each portfolio. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW EACH PORTFOLIO CALCULATES SHARE PRICE

To calculate net asset value per share, or NAV, each portfolio uses the following equation:



   TOTAL ASSETS - TOTAL LIABILITIES
  ---------------------------             = NAV
  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for each portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when each portfolio doesn't price the shares.



DISTRIBUTIONS

Each portfolio intends to declare and distribute dividends from their net investment income and capital gains, if any, annually. Each portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of a portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.



TAXES

Each portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                          YOUR INVESTMENT IN THE PORTFOLIOS   69

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1|M/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.


In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account will be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts may have to report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of a portfolio's shares.


The discussion above is generally based on the assumption that shares of a portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

A portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, a portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
70   DISTRIBUTIONS

--------------------------------------------------------------------------------
TO GET MORE INFORMATION


SHAREHOLDER REPORTS - These include commentary from each portfolio's management team about recent market conditions and the effects of each portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about a portfolio, call (800) 778 -1482, or contact DWS Scudder at the address listed below. Each portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.





DWS SCUDDER DISTRIBUTORS, INC.      SEC
222 South Riverside Plaza           100 F Street, N.E.
Chicago, IL 60606-5808              Washington, D.C. 20549-0102
(800) 621-1148                      WWW.SEC.GOV
                                    (800) SEC-0330


SEC FILE NUMBER:
-------------------------------------
DWS Variable Series I 811-04257
DWS Investments VIT Funds 811-07507



(05/01/08) 1a-A

                                  MAY 1, 2008






                                   PROSPECTUS



                                    CLASS B

--------------------------------------------------------------------------------

DWS VARIABLE SERIES I

DWS BOND VIP

DWS GROWTH & INCOME VIP



DWS CAPITAL GROWTH VIP



DWS GLOBAL OPPORTUNITIES VIP


DWS INTERNATIONAL VIP


DWS HEALTH CARE VIP

DWS INVESTMENTS VIT FUNDS


DWS EQUITY 500 INDEX VIP

DWS EQUITY 500 INDEX VIP - CLASS B2



DWS SMALL CAP INDEX VIP

This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
TABLE OF CONTENTS




HOW EACH PORTFOLIO WORKS

  3      DWS Bond VIP
 13      DWS Growth & Income VIP
 20      DWS Capital Growth VIP
 27      DWS Global Opportunities VIP
 35      DWS International VIP
 42      DWS Health Care VIP
 49      DWS Equity 500 Index VIP
 59      DWS Small Cap Index VIP
 66      Other Policies and Risks
 66      The Investment Advisor
 67      Portfolio Subadvisors



YOUR INVESTMENT IN THE PORTFOLIOS


70      Buying and Selling Shares
73      How each Portfolio Calculates Share Price
73      Distributions
73      Taxes



HOW EACH PORTFOLIO WORKS


Each portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own investment objective and strategy.

Remember that each portfolio is not a bank deposit. Each portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Share prices will go up and down and you could lose money by investing.


Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS BOND VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity.

The portfolio primarily invests in US dollar-denominated investment grade fixed income securities, including corporate bonds, US government and agency bonds and mortgage- and asset-backed securities. A significant portion of the portfolio's assets may also be allocated among foreign investment grade fixed income securities, high yield bonds of US and foreign issuers (including high yield bonds of issuers in countries with new or emerging securities markets), or, to maintain liquidity, in cash or money market instruments.

The portfolio normally invests at least 65% of total assets in high grade US bonds (those considered to be in the top three grades of credit quality). The portfolio may invest up to 25% of its total assets in foreign investment grade bonds (those considered to be in the top four grades of credit quality).


In addition, the portfolio may also invest up to 20% of total assets in securities of US and foreign issuers that are below investment grade (rated as low as the sixth credit grade, i.e., grade B, otherwise known as junk bonds), including investment in US dollar or foreign currency denominated bonds of issuers located in countries with new or emerging securities markets. The portfolio considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment grade. Compared to investment grade bonds, junk bonds may pay higher yields, have higher volatility and may have higher risk of default on payments of interest or principal.

The portfolio may have exposure of up to 10% of total assets in foreign currencies. Currency forward contracts are permitted for both non-hedging and hedging purposes.

A team approach is employed to allocate the portfolio's assets among the various asset classes. The asset allocation team meets formally on a monthly basis to determine relative value across asset classes, drawing on input from sector and market specialists. Once allocation targets for each broad fixed-income sector are set, sector specialists consider the relative attractiveness of potential investments in light of the distinct characteristics of that particular asset class. Company research and fundamental analysis are used to select securities within each asset class. The techniques used by the sector specialists in evaluating each asset class include those described below.

US INVESTMENT GRADE SECURITIES. In selecting these securities for investment, the portfolio managers typically:

o assign a relative value to each bond, based on creditworthiness, cash flow and price;



o determine the value of each issue by examining the issuer's credit quality, debt structure, option value and liquidity risks. The portfolio managers look to take advantage of any inefficiencies between this value and market trading price;

o use credit analysis to determine the issuer's ability to fulfill its contracts; and



o use a bottom-up approach which subordinates sector weightings to individual bonds that the portfolio managers believe may add above-market value.

The portfolio managers generally sell these securities when they reach their target price or when there is a negative change in their outlook relative to the other securities held by the portfolio. Bonds may also be sold to facilitate the purchase of an issue with more attractive risk/return characteristics.

FOREIGN INVESTMENT GRADE SECURITIES AND EMERGING MARKETS HIGH YIELD SECURITIES. In selecting these securities for investment, the portfolio managers follow a bottom-up, relative value strategy. The portfolio managers look to purchase foreign securities that they believe offer incremental value over US Treasuries. The portfolio managers invest in a focused manner in those markets that its relative value process has identified as being the most attractive. The portfolio managers sell securities or exchanges currencies when they meet their target price objectives or when the portfolio managers revise price objectives downward. In selecting emerging market securities, the portfolio managers also consider short-term factors such as market sentiment, capital flows and new issue programs.



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                                DWS BOND VIP   3

HIGH YIELD SECURITIES (EXCLUDING EMERGING MARKET SOVEREIGN DEBT). In selecting these securities for investment, the portfolio managers:

o analyze economic conditions for improving or undervalued sectors and industries;



o use independent credit research and on-site management visits to evaluate individual issuer's debt service, growth rate, and downgrade and upgrade potential;

o assess new issues versus secondary market opportunities; and

o seek issues within industry sectors they believe has strong long-term fundamentals and improving credits.

Factors that influence the portfolio managers' decision to sell a security could include the realization of anticipated gains/target yield, deterioration in a company's fundamentals (i.e., a repeated shortfall in revenues or cash flow), or an unexpected development that, in the portfolio managers' opinion, will diminish the company's competitive position or ability to generate adequate cash flow.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



OTHER INVESTMENTS

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets in cash and cash equivalents, US government securities, money market instruments and high quality debt securities without equity features. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.




THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.


INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive the portfolio will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

CREDIT RISK. A portfolio purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of the bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (bonds rated below the fourth highest category) may be in uncertain financial health, the prices of these bonds may be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
4   DWS BOND VIP
bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because the portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.


FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:


o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.


o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.


o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.



o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.


o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.


EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                                DWS BOND VIP   5
have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.


PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.


Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for investors who are looking for a relatively high level of income and can accept a moderate level of risk to their investment.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
6   DWS BOND VIP

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.


This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

The inception date for Class B was May 2, 2005. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.



ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B

[BAR GRAPHIC APPEARS HERE]




  6.30      -1.19     10.28     5.48      7.41      4.81      5.13      2.35      4.33     3.77
  1998      1999      2000      2001      2002      2003      2004      2005      2006     2007








FOR THE PERIODS INCLUDED IN THE BAR CHART:

BEST QUARTER: 3.92%, Q4 2000               WORST QUARTER: -2.33%, Q2 2004

2008 TOTAL RETURN AS OF MARCH 31: -1.58%



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007





                                     1 YEAR        5 YEARS        10 YEARS

Portfolio - Class B                    3.77           4.07           4.82

Lehman Brothers U.S Aggregate
Index                                  6.97           4.42           5.97



Total returns would have been lower if operating expenses hadn't been reduced.

LEHMAN BROTHERS U.S. AGGREGATE INDEX is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.


Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                                DWS BOND VIP   7

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.




FEE TABLE                                CLASS B

ANNUAL OPERATING EXPENSES, deducted from portfolio assets

Management Fee                             0.39%
Distribution/Service (12b-1) Fee           0.25
Other Expenses 1                           0.18

TOTAL ANNUAL OPERATING EXPENSES            0.82



1 "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes a 0.10% administrative services fee paid to the Advisor.



Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.




EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS

Class B shares           $84           $262           $455         $1,014



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
8   DWS BOND VIP

THE PORTFOLIO MANAGERS


The portfolio's subadvisor is Aberdeen Asset Management, Inc. A team approach is utilized with respect to the day-to-day management of the portfolio. Portfolio decisions are made jointly by the senior members of the portfolio management team. The following members of the portfolio management team handle the day-to-day operations of the core bond, active fixed income and high yield portions of the portfolio:


Gary W. Bartlett, CFA
Head of US Fixed Income and senior portfolio manager specializing in taxable municipal, utility and government fixed income investments: Philadelphia.
   o  Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1992 after nine years of experience as an analyst and fixed income portfolio manager at PNC Financial and credit analyst at First Pennsylvania Bank.
   o  BA from Bucknell University; MBA from Drexel University.

Warren S. Davis, III
Senior portfolio manager for mortgage- and asset-backed fixed income investments: Philadelphia.
   o  Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1995 after nine years of experience as a trader, analyst and developer of analytical and risk management systems for PaineWebber and Merrill Lynch.
   o  BS from Pennsylvania State University; MBA from Drexel University.

Thomas J. Flaherty
Senior portfolio manager for corporate and taxable municipal fixed income investments: Philadelphia.
   o  Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1995 after 10 years of fixed income experience, including vice president for US taxable fixed income securities at Prudential Securities.
   o  BA from SUNY Stony Brook.

J. Christopher Gagnier
Head of Core Plus Fixed Income product and senior portfolio manager for corporate and commercial mortgages: Philadelphia.
   o  Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1997 after 17 years of experience in fixed income investments at PaineWebber and Continental Bank.
   o  BS from Wharton School of Business; MBA from University of Chicago.

Daniel R. Taylor, CFA
Senior portfolio manager for asset-backed and commercial mortgage fixed income investments: Philadelphia.
   o  Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1998 after six years of experience as fixed income portfolio manager and senior credit analyst for CoreStates Investment Advisors.
   o  BS from Villanova University.

Timothy C. Vile, CFA
Senior portfolio manager for Core Fixed Income and Global Aggregate Fixed
Income: Philadelphia.
   o  Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o  Formerly, Managing Director of Deutsche Asset Management; joined
      Deutsche Asset Management in 1991 as member of Core Fixed Income; seconded to the London office from January 1999 to June 2002 to design and develop the firm's European Credit and Global Aggregate capabilities; before joining Deutsche Asset Management, he had six years of experience that included portfolio manager for fixed income portfolios at Equitable Capital Management.
   o  BS from Susquehanna University.

William T. Lissenden
Portfolio manager for Core Fixed Income: Philadelphia.
   o  Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2004.
   o Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 2002 after 31 years of experience, including fixed income strategist and director of research at Conseco Capital Management, director of fixed income research and product management at Prudential Securities and national sales manager for fixed income securities at Prudential Securities.
   o  BS from St. Peter's College; MBA from Baruch College.

DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                                DWS BOND VIP   9

The portfolio's sub-subadvisor is Aberdeen Asset Management Investment Services Limited. The following portfolio managers of the sub-subadvisor are responsible for the day-to-day management of the foreign securities, foreign currencies and related investments for the portfolio:


Brett Diment
Head of Emerging Markets and Co-Manager of the portfolio.
   o Joined Aberdeen Asset Management in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management, joined Deutsche Asset Management 1991. Head of Emerging Markets.
   o BSc from London School of Economics.

Annette Fraser
Client Portfolio Manager and Co-Manager of the portfolio.
   o Joined Aberdeen Asset Management and the portfolio in 2005.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1990.
   o Portfolio Manager in the fixed income team for 10 years specializing in the global fixed income product.
   o MA from St. Andrews University.

Anthony Fletcher
Client Portfolio Manager and Co-Manager of the portfolio.
   o Joined Aberdeen Asset Management and the portfolio in 2005.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1996 as a portfolio manager covering global and UK fixed income products.
   o Over 19 years investment industry experience, including serving as the Head of global fixed income at the Saudi American Bank and as a fund manager for the Industrial Bank of Japan.
   o BSc Geology from University of London.

Nik Hart
Head of European Investment Grade and Co-Manager of the portfolio.
   o Joined Aberdeen Asset Management and the portfolio in 2005.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1992.
   o Head of European Investment Grade, analyst specializing in investing credit and managing sterling portfolios.
   o Joined the fund in 2002.

Stephen Ilott
Head of Fixed Income and Co-Manager of the portfolio.
   o Joined Aberdeen Asset Management in 2005 as head of the fixed income business globally.
   o Joined the portfolio in 2004.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1998.
   o Prior to 1998, managed global fixed income and currency portfolios on behalf of central banks, corporations and pension funds at Robert Fleming & Company from 1986 to 1997.

Ian Winship
Head of Global Interest Rates and Co-Manager of the portfolio.
   o Joined Aberdeen Asset Management in 2005 and the portfolio in 2004.
   o Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 1999 as a member of the fixed income team.
   o Previously had nine years of experience as a fixed income portfolio manager at Scottish Amicable Investment Managers, Murray Johnstone, and Hill Samuel Asset Managers.
   o BA from University of Strathclyde.

Matthew Cobon
Head of Currency and Co-Manager of the portfolio.
   o Joined Aberdeen Asset Management and the portfolio in 2005.
   o Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 2001 as a member of the fixed income currency desk.
   o Previously had five years of experience at Citibank advising global fixed income and currency fund managers on the active management of their currency exposure.
   o BA from Warwick University.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
10   DWS BOND VIP

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS BOND VIP - CLASS B




YEARS ENDED DECEMBER 31,                                   2007                2006               2005a
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $  7.01             $  6.97             $ 6.88
--------------------------------------------------       -------             ---------           ------
Income (loss) from investment operations:
 Net investment income b                                     .32                 .30                .18
__________________________________________________       _______             _________           ______
 Net realized and unrealized gain (loss)                   ( .06)              ( .01)             ( .09)
--------------------------------------------------       -------             ---------           ------
 TOTAL FROM INVESTMENT OPERATIONS                            .26                 .29                .09
--------------------------------------------------       -------             ---------           ------
Less distributions from:
 Net investment income                                     ( .31)              ( .24)                 -
__________________________________________________       _______             _________           ______
 Net realized gains                                            -               ( .01)                 -
--------------------------------------------------       -------             ---------           ------
 TOTAL DISTRIBUTIONS                                       ( .31)              ( .25)                 -
--------------------------------------------------       -------             ---------           ------
NET ASSET VALUE, END OF PERIOD                           $  6.96             $  7.01             $ 6.97
--------------------------------------------------       -------             ---------           ------
Total Return (%)                                            3.77              4.33c                1.31**
__________________________________________________       _______             _________           ______

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------        ------
Net assets, end of period ($ millions)                       .6                    1                .5
__________________________________________________       _______             _________           ______
Ratio of expenses, before expense reductions (%)            1.02                1.04               1.04*
__________________________________________________       _______             _________           ______
Ratio of expenses, after expense reductions (%)             1.02                 .99               1.04*
__________________________________________________       _______             _________           ______
Ratio of net investment income (%)                          4.62                4.45               3.86*
__________________________________________________       _______             _________           ______
Portfolio turnover rate (%)d                                 176                 179                187**
--------------------------------------------------       -------             ---------           ------



a For the period May 2, 2005 (commencement of operations of Class B shares) to December 31, 2005.

b   Based on average shares outstanding during the period.

c   Total return would have been lower had certain expenses not been reduced.

d The portfolio turnover rate including mortgage dollar roll transactions was 185% and 186% for the years ended December 31, 2007 and December 31, 2006 and 197% for the period ended December 31, 2005, respectively.

*   Annualized

**  Not annualized


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                               DWS BOND VIP   11

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS BOND VIP - CLASS B





                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE           ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND           FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES              EXPENSES
   1              5.00%                 0.82%                4.18%            $ 10,418.00           $    83.71
   2             10.25%                 0.82%                8.53%            $ 10,853.47           $    87.21
   3             15.76%                 0.82%               13.07%            $ 11,307.15           $    90.86
   4             21.55%                 0.82%               17.80%            $ 11,779.79           $    94.66
   5             27.63%                 0.82%               22.72%            $ 12,272.18           $    98.61
   6             34.01%                 0.82%               27.85%            $ 12,785.16           $   102.74
   7             40.71%                 0.82%               33.20%            $ 13,319.58           $   107.03
   8             47.75%                 0.82%               38.76%            $ 13,876.34           $   111.50
   9             55.13%                 0.82%               44.56%            $ 14,456.37           $   116.16
  10             62.89%                 0.82%               50.61%            $ 15,060.64           $   121.02
TOTAL                                                                                               $ 1,013.50



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
12   DWS BOND VIP

DWS GROWTH & INCOME VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY


The portfolio seeks long-term growth of capital, current income and growth of income. The portfolio invests at least 65% of total assets in equities, mainly common stocks. Although the portfolio can invest in companies of any size and from any country, it invests primarily in large US companies. The portfolio managers may favor securities from different industries and companies at different times.

The portfolio managers use quantitative stock techniques and fundamental equity analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.

The portfolio managers will normally sell a stock when they believe its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the portfolio's emphasis on or within a given industry.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.




OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.


As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.


STOCK MARKET RISK. The portfolio is affected by how the stock market performs. To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks for their potential superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If portfolio management overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                    DWS GROWTH & INCOME VIP   13

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.


PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

Other factors that could affect performance include:


o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio may make sense for investors interested in an equity fund with an objective of providing long-term growth and some current income.



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
14   DWS GROWTH & INCOME VIP

PERFORMANCE - CLASS B


While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B

[BAR GRAPHIC APPEARS HERE]





   6.95      5.48      -2.33      -11.56      -23.40     26.55       9.78      5.73     13.28      1.00
  1998      1999      2000        2001        2002       2003       2004      2005      2006       2007





FOR THE PERIODS INCLUDED IN THE BAR CHART:

BEST QUARTER: 12.72%, Q1 1998               WORST QUARTER: -16.88%, Q3 2002
2008 TOTAL RETURN AS OF MARCH 31: -10.68%



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007





                                          1 YEAR        5 YEARS        10 YEARS

Portfolio - Class B                         1.00          10.94           2.29
Russell 1000 (Reg. TM) Index                5.77          13.43           6.20
Standard & Poor's (S&P) 500 Index           5.49          12.83           5.91



Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL 1000 (Reg. TM) INDEX is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                    DWS GROWTH & INCOME VIP   15

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.




FEE TABLE                                     CLASS B
ANNUAL OPERATING EXPENSES, deducted from portfolio assets

Management Fee                                  0.39%
Distribution/Service (12b-1) Fee                0.25
Other Expenses 1                                0.15

TOTAL ANNUAL OPERATING EXPENSES                 0.79
Less Fee Waiver/Expense Reimbursement           0.01

NET ANNUAL OPERATING EXPENSES 2,3               0.78



1 "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes a 0.10% administrative services fee paid to the Advisor.

2 Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.87% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

3 Additionally, the Advisor has contractually agreed to waive a portion of its fees in the amount of 0.01% of average daily net assets until April 27, 2010.


Based on the costs above (including one year of capped expenses in the "1 Year" period, and two years of capped expenses in the "3 Years," "5 Years" and "10 Years" periods), this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.





EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS

Class B shares           $80           $250           $437           $976



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
16   DWS GROWTH & INCOME VIP

THE PORTFOLIO MANAGERS


The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.


The following people handle the day-to-day management of the portfolio:


Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.
   o Global Head of Quantitative Strategies Portfolio Management: New York.
   o Joined the portfolio in 2007.
   o BS, The Wharton School, University of Pennsylvania.

Jin Chen, CFA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Senior portfolio manager for Global Strategies: New York.
   o Joined Deutsche Asset Management in 1999; prior to that, served as portfolio manager for Absolute Return Strategies and as a fundamental equity analyst and portfolio manager for Thomas White Asset Management.
   o Joined the portfolio in 2007.
   o BS, Nanjing University; MS, Michigan State University.

Julie Abbett
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Senior portfolio manager for Global Quantitative Equity: New York.
   o Joined Deutsche Asset Management in 2000 after four years of combined experience as a consultant with equity trading services for BARRA, Inc. and a product developer for FactSet Research.
   o Joined the portfolio in 2007.
   o BA, University of Connecticut.


The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                    DWS GROWTH & INCOME VIP   17

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS GROWTH & INCOME VIP - CLASS B




YEARS ENDED DECEMBER 31,                              2007           2006          2005        2004       2003
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  10.90   $  9.68           $  9.25     $  8.47   $ 6.75
-------------------------------------------------   --------   ----------        -------     -------   ------
Income (loss) from investment operations:
 Net investment income (loss)a                           .09        .09c             .07         .09     .05
_________________________________________________   ________   __________        _______     _______   ______
 Net realized and unrealized gain (loss)                 .02     1.19                .45         .73    1.73
-------------------------------------------------   --------   ----------        -------     -------   ------
 TOTAL FROM INVESTMENT OPERATIONS                        .11     1.28                .52         .82    1.78
-------------------------------------------------   --------   ----------        -------     -------   ------
Less distributions from:
 Net investment income                                (  .09)  (  .06)             ( .09)      ( .04)  ( .06)
_________________________________________________   ________   __________        _______     _______   ______
 Net realized gains                                   (  .15)       -                  -           -       -
_________________________________________________   ________   __________        _______     _______   ______
 TOTAL DISTRIBUTIONS                                  (  .24)  (  .06)             ( .09)      ( .04)  ( .06)
-------------------------------------------------   --------   ----------        -------     -------   ------
NET ASSET VALUE, END OF PERIOD                      $  10.77   $ 10.90           $  9.68     $  9.25   $ 8.47
-------------------------------------------------   --------   ----------        -------     -------   ------
Total Return (%)                                     1.00b        13.28b,c        5.73b         9.78   26.55
_________________________________________________   ________   __________        _______     _______   ______

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    15       52                 47          33      18
_________________________________________________   ________   __________        _______     _______   ______
Ratio of expenses before expense reductions (%)          .95      .94                .95         .89     .85
_________________________________________________   ________   __________        _______     _______   ______
Ratio of expenses after expense reductions (%)           .92      .89                .89         .89     .85
_________________________________________________   ________   __________        _______     _______   ______
Ratio of net investment income (loss) (%)                .82        .89c             .75        1.04     .65
_________________________________________________   ________   __________        _______     _______   ______
Portfolio turnover rate (%)                              310      105                115          33      37
-------------------------------------------------   --------   ----------        -------     -------   ------



a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.06% lower.



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
18   DWS GROWTH & INCOME VIP

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS GROWTH & INCOME VIP - CLASS B





                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.78%                4.22%            $ 10,422.00           $  79.65
   2             10.25%                 0.78%                8.62%            $ 10,861.81           $  83.01
   3             15.76%                 0.79%               13.19%            $ 11,319.09           $  87.61
   4             21.55%                 0.79%               17.96%            $ 11,795.62           $  91.30
   5             27.63%                 0.79%               22.92%            $ 12,292.22           $  95.15
   6             34.01%                 0.79%               28.10%            $ 12,809.72           $  99.15
   7             40.71%                 0.79%               33.49%            $ 13,349.01           $ 103.33
   8             47.75%                 0.79%               39.11%            $ 13,911.01           $ 107.68
   9             55.13%                 0.79%               44.97%            $ 14,496.66           $ 112.21
  10             62.89%                 0.79%               51.07%            $ 15,106.97           $ 116.93
TOTAL                                                                                               $ 976.02



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                    DWS GROWTH & INCOME VIP   19

DWS CAPITAL GROWTH VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks to provide long-term growth of capital.

The portfolio normally invests at least 65% of total assets in common stocks of US companies. Although the portfolio can invest in companies of any size, it intends to invest primarily in companies whose market capitalizations are similar in size to those of the companies in the Standard & Poor's 500 (Reg.
TM) Composite Stock Price Index (the "S&P 500 Index") or the Russell 1000 (Reg.
TM) Growth Index (as of February 29, 2008, the S&P 500 Index and the Russell 1000 (Reg. TM) Growth Index had median market capitalizations of $10.81 billion and $5.37 billion, respectively). The portfolio may also invest in other types of equity securities, such as preferred stocks or convertible securities.

In choosing stocks, the portfolio managers look for individual companies that have displayed above-average earnings growth compared to other growth companies and that have strong product lines, effective management and leadership positions within core markets. The portfolio managers also analyze each company's valuation, stock price movements and other factors.

The portfolio managers will normally sell a stock when they believe its potential risks have increased, its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the portfolio's emphasis on or within a given industry.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.



OTHER INVESTMENTS


The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, options and covered call options.


As a temporary defensive measure, the portfolio could shift up to 100% of assets in cash and cash equivalents, US government securities, money market instruments and high quality debt securities without equity features. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio mangers may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.


STOCK MARKET RISK. The portfolio is affected by how the stock market performs. To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
20   DWS CAPITAL GROWTH VIP

GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks for their potential superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, due to their stock prices rising and falling rapidly, often based, among other reasons, on investor perceptions rather than economic reasons. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will obtain proportionately larger IPO allocations.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.


PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

Other factors that could affect performance include:


o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio may make sense for investors seeking long-term growth.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                     DWS CAPITAL GROWTH VIP   21

PERFORMANCE - CLASS B


While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B
[BAR GRAPHIC APPEARS HERE]







  22.94      34.88       -10.13      -19.64      -29.37     26.51       7.56      8.51      8.17     12.18
  1998       1999        2000        2001        2002       2003       2004      2005      2006       2007








FOR THE PERIODS INCLUDED IN THE BAR CHART:

BEST QUARTER: 25.75%, Q4 1998              WORST QUARTER: -20.09%, Q3 2001
2008 TOTAL RETURN AS OF MARCH 31: -6.40%



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007





                                             1 YEAR         5 YEARS        10 YEARS

Portfolio - Class B                            12.18          12.37           4.24
Russell 1000 (Reg. TM) Growth Index            11.81          12.11           3.83
Standard & Poor's (S&P) 500 Index               5.49          12.83           5.91



Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL 1000 (Reg. TM) GROWTH INDEX is an unmanaged index that consists of those stocks in the Russell 1000 (Reg. TM) Index that have higher price-to-book ratios and higher forecasted growth values. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
22   DWS CAPITAL GROWTH VIP

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.




FEE TABLE                                CLASS B
ANNUAL OPERATING EXPENSES, deducted from portfolio assets

Management Fee                             0.37%
Distribution/Service (12b-1) Fee           0.25
Other Expenses1                            0.26

TOTAL ANNUAL OPERATING EXPENSES            0.88
Fee Waiver/Expense Reimbursement           0.06

NET ANNUAL OPERATING EXPENSES2             0.82



1 "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes a 0.10% administrative services fee paid to the Advisor.

2 Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.82% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.


Based on the costs above (including one year of capped expenses in the "1 Year" period, and two years of capped expenses in the "3 Years," "5 Years" and "10 Years" periods), this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.





EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS

Class B shares           $84           $268           $476         $1,073



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                     DWS CAPITAL GROWTH VIP   23

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Julie M. Van Cleave, CFA
Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2002.
   o Head of Large Cap Growth Portfolio Selection Team.

   o Previous experience includes 18 years of investment industry experience at Mason Street Advisors, most recently serving as Managing Director and team leader for the large cap investment team.

   o BBA, MBA, University of Wisconsin - Madison.

Jack A. Zehner
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2002.

   o Previous experience includes nine years of investment industry experience at Mason Street Advisors where he served most recently as Director - Common Stock.

   o BBA, University of Wisconsin - Madison; MBA, Marquette University.


Richard Shepley
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.


   o Joined Deutsche Asset Management in 1998 and the portfolio in 2007.


   o Previous experience includes eight years of investment industry experience as a research analyst for global beverage and media sectors at Newton Investment Management and assistant manager in the corporate tax and corporate insolvency department at Price Waterhouse, London.
   o MA, Oxford University.


The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
24   DWS CAPITAL GROWTH VIP

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS CAPITAL GROWTH VIP - CLASS B




YEARS ENDED DECEMBER 31,                               2007          2006          2005         2004        2003
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  18.15       $  16.81      $  15.59    $  14.52    $  11.49
-------------------------------------------------   --------       --------      --------    --------    --------
Income (loss) from investment operations:
 Net investment income (loss)a                        .09d           .06c             .04         .09         .03
_________________________________________________   ________       ________      ________    ________    ________
 Net realized and unrealized gain (loss)                2.12           1.31          1.28        1.01        3.02
-------------------------------------------------   --------       --------      --------    --------    --------
 TOTAL FROM INVESTMENT OPERATIONS                       2.21           1.37          1.32        1.10        3.05
-------------------------------------------------   --------       --------      --------    --------    --------
Less distributions from:
 Net investment income                                (  .05)        (  .03)       (  .10)     (  .03)     (  .02)
_________________________________________________   ________       ________      ________    ________    ________
NET ASSET VALUE, END OF PERIOD                      $  20.31       $  18.15      $  16.81    $  15.59    $  14.52
-------------------------------------------------   --------       --------      --------    --------    --------
Total Return (%)                                     12.18b        8.17b,c        8.51b          7.56       26.51
_________________________________________________   ________       ________      ________    ________    ________

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    19            107            73          23          15
_________________________________________________   ________       ________      ________    ________    ________
Ratio of expenses before expense reductions (%)          .94            .91           .89         .88         .87
_________________________________________________   ________       ________      ________    ________    ________
Ratio of expenses after expense reductions (%)           .90            .86           .86         .88         .87
_________________________________________________   ________       ________      ________    ________    ________
Ratio of net investment income (loss) (%)             .48d           .36c             .24         .60         .25
_________________________________________________   ________       ________      ________    ________    ________
Portfolio turnover rate (%)                               30             16            17          15          13
-------------------------------------------------   --------       --------      --------    --------    --------



a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.03% lower.

d Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.03 per share and 0.17% of average daily net assets, respectively.



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                     DWS CAPITAL GROWTH VIP   25

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS CAPITAL GROWTH VIP - CLASS B





                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE           ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND           FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES              EXPENSES
   1              5.00%                 0.82%                4.18%            $ 10,418.00           $    83.71
   2             10.25%                 0.82%                8.53%            $ 10,853.47           $    87.21
   3             15.76%                 0.88%               13.01%            $ 11,300.64           $    97.48
   4             21.55%                 0.88%               17.66%            $ 11,766.22           $   101.49
   5             27.63%                 0.88%               22.51%            $ 12,250.99           $   105.68
   6             34.01%                 0.88%               27.56%            $ 12,755.73           $   110.03
   7             40.71%                 0.88%               32.81%            $ 13,281.27           $   114.56
   8             47.75%                 0.88%               38.28%            $ 13,828.46           $   119.28
   9             55.13%                 0.88%               43.98%            $ 14,398.19           $   124.20
  10             62.89%                 0.88%               49.91%            $ 15,991.39           $   129.31
TOTAL                                                                                               $ 1,072.95



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
26   DWS CAPITAL GROWTH VIP

DWS GLOBAL OPPORTUNITIES VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks above-average capital appreciation over the long term.

The portfolio invests at least 65% of total assets in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 20% of the S&P/Citigroup Extended Market Index - World). While the portfolio may invest in securities in any country, it generally focuses on countries with developed economies (including the US). As of March 31, 2008, companies in which the portfolio invests typically have a market capitalization of between $500 million and $5 billion at the time of purchase. As part of the investment process (and low turnover strategy) the portfolio may own stocks even though they exceed the market capitalization upper range.

The portfolio may invest up to 35% of total assets in common stocks and other equities of large companies or in debt securities (of which 5% of net assets may be junk bonds, i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and a higher risk of default. The portfolio's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks. In particular, the portfolio may use futures, options and yield curve options. To the extent the portfolio invests in foreign securities, the portfolio may enter into forward currency exchange contracts and buy and sell currency options to hedge against currency exchange rate fluctuations.

In choosing securities, the portfolio managers use a combination of three analytical disciplines:

BOTTOM-UP RESEARCH. The portfolio managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

GROWTH ORIENTATION. The portfolio managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

ANALYSIS OF GLOBAL THEMES. The portfolio managers consider global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

The portfolio managers will normally sell a stock when they believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the portfolio's exposure to a given country.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.



OTHER INVESTMENTS


The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indicies, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.


As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                               DWS GLOBAL OPPORTUNITIES VIP   27

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.


STOCK MARKET RISK. An important factor with the portfolio is how the stock markets perform - in this case US and foreign stock markets. When US and foreign stock prices fall, you should expect the value of your investment to fall as well. Compared to large company stocks, small company stocks tend to be more volatile, in part because these companies tend to be less established and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These risk factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.


FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:


o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.


o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.


o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.



o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.


o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.


EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
28   DWS GLOBAL OPPORTUNITIES VIP

SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations than the stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of large companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, due to their stock prices rising and falling rapidly, often based, among other reasons, on investor perceptions rather than economic reasons. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will obtain proportionately larger IPO allocations.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.


Other factors that could affect performance include:


o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o growth stocks may be out of favor for certain periods.


o a bond could fall in credit quality, go into default, or decrease in value for various reasons, including a change in prevailing interest rates; this risk is greater with junk bonds and foreign bonds.

This portfolio may interest long-term investors interested in diversifying a large-cap or domestic portfolio of investments.



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                               DWS GLOBAL OPPORTUNITIES VIP   29

PERFORMANCE - CLASS B


While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B
[BAR GRAPHIC APPEARS HERE]







  16.18      65.63       -5.42      -24.96      -20.07     48.77      23.12      18.06      21.88      8.92
  1998       1999       2000        2001        2002       2003       2004       2005       2006       2007








FOR THE PERIODS INCLUDED IN THE BAR CHART:

BEST QUARTER: 40.82%, Q4 1999               WORST QUARTER: -21.44%, Q3 2001
2008 TOTAL RETURN AS OF MARCH 31: -11.32%



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007





                                     1 YEAR        5 YEARS        10 YEARS

Portfolio - Class B                    8.92          23.48          12.10
S&P/Citigroup Extended Market
Index -  World                         6.05          22.23          10.92



Total returns would have been lower if operating expenses hadn't been reduced.

S&P/CITIGROUP EXTENDED MARKET INDEX - WORLD is an unmanaged index of small-capitalization stocks within 26 countries around the globe.


Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
30   DWS GLOBAL OPPORTUNITIES VIP

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.




FEE TABLE                                CLASS B
ANNUAL OPERATING EXPENSES, deducted from portfolio assets

Management Fee                             0.89%
Distribution/Service (12b-1) Fee           0.25
Other Expenses1                            0.32

TOTAL ANNUAL OPERATING EXPENSES            1.46
Fee Waiver/Expense Reimbursement           0.07

NET ANNUAL OPERATING EXPENSES2             1.39



1 "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes a 0.10% administrative services fee paid to the Advisor.

2 Through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 1.39% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.





EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class B shares          $142           $455           $791         $1,740



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                               DWS GLOBAL OPPORTUNITIES VIP   31

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Joseph Axtell, CFA
Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2001 and the portfolio in 2002.
   o Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).
     o Director, International Research at PCM International (1989-1996).
   o Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).
     o Analyst at Prudential-Bache Capital Funding in London (1987-1988).
   o Equity analyst in the healthcare sector at Prudential Equity Management Associates (1985-1987).
   o BS, University of Minnesota - Carlson School of Management.

Terrence S. Gray, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1993 and the portfolio in 2003.

   o Over 14 years of investment industry experience.

   o Head of global portfolio selection team for Pacific Basin Equity: New
     York.
   o BS, Boston College.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
32   DWS GLOBAL OPPORTUNITIES VIP

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS GLOBAL OPPORTUNITIES VIP - CLASS B




YEARS ENDED DECEMBER 31,                              2007           2006            2005          2004        2003
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  17.93    $ 14.84           $  12.62      $  10.25    $  6.89
-------------------------------------------------   --------    -------           --------      --------    --------
Income (loss) from investment operations:
 Net investment income (loss)a                        .01e      (  .00)b,d             .03        (  .01)      .00b
_________________________________________________   ________    _______           ________      ________    ________
 Net realized and unrealized gain (loss)                1.61      3.24                2.24          2.38      3.36
-------------------------------------------------   --------    -------           --------      --------    --------
 TOTAL FROM INVESTMENT OPERATIONS                       1.62      3.24                2.27          2.37      3.36
-------------------------------------------------   --------    -------           --------      --------    --------
Less distributions from:
 Net investment income                                (  .19)   (  .15)             (  .05)            -         -
_________________________________________________   ________    _______           ________      ________    ________
 Net realized gains                                   ( 1.33)       -                    -             -         -
_________________________________________________   ________    _______           ________      ________    ________
 TOTAL DISTRIBUTIONS                                  ( 1.52)   (  .15)             (  .05)            -         -
-------------------------------------------------   --------    -------           --------      --------    --------
NET ASSET VALUE, END OF PERIOD                      $  18.03    $ 17.93           $  14.84      $  12.62    $ 10.25
-------------------------------------------------   --------    -------           --------      --------    --------
Total Return (%)                                     8.92c       21.88c,d          18.06c        23.12c      48.77
_________________________________________________   ________    _______           ________      ________    ________

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    12       37                   33            24        13
_________________________________________________   ________    _______           ________      ________    ________
Ratio of expenses before expense reductions (%)         1.53      1.51                1.54          1.52      1.43
_________________________________________________   ________    _______           ________      ________    ________
Ratio of expenses after expense reductions (%)          1.50      1.31                1.24          1.39      1.43
_________________________________________________   ________    _______           ________      ________    ________
Ratio of net investment income (loss) (%)             .07e      (  .03)d               .25        (  .12)      .03
_________________________________________________   ________    _______           ________      ________    ________
Portfolio turnover rate (%)                               19       28                   30            24        41
-------------------------------------------------   --------    -------           --------      --------    --------



a   Based on average shares outstanding during the period.

b   Amount is less than $.005.

c   Total return would have been lower had certain expenses not been reduced.

d Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.002 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.

e Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.02 per share and 0.09% of average daily net assets, respectively.



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                               DWS GLOBAL OPPORTUNITIES VIP   33

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS GLOBAL OPPORTUNITIES VIP - CLASS B





                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 1.39%                3.61%            $ 10,361.00          $   141.51
   2             10.25%                 1.46%                7.28%            $ 10,727.78          $   153.95
   3             15.76%                 1.46%               11.08%            $ 11,107.54          $   159.40
   4             21.55%                 1.46%               15.01%            $ 11,500.75          $   165.04
   5             27.63%                 1.46%               19.08%            $ 11,907.88          $   170.88
   6             34.01%                 1.46%               23.29%            $ 12,329.42          $   176.93
   7             40.71%                 1.46%               27.66%            $ 12,765.88          $   183.20
   8             47.75%                 1.46%               32.18%            $ 13,217.79          $   189.68
   9             55.13%                 1.46%               36.86%            $ 13,685.70          $   196.40
  10             62.89%                 1.46%               41.70%            $ 14,170.17          $   203.35
TOTAL                                                                                              $ 1,740.34



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
34   DWS GLOBAL OPPORTUNITIES VIP

DWS INTERNATIONAL VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY
The portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments (equities issued by foreign-based companies and listed on foreign exchanges.) Although the portfolio can invest in companies of any size and from any country (other than the United States), it invests mainly in common stocks of established companies in countries with developed economies.


The portfolio managers use a bottom-up approach, emphasizing individual stock selection, with any active allocation among countries, regions or industries as a residual of the strategy. The portfolio managers' process begins with a broad universe of equity securities of issuers primarily, but not exclusively, located in the countries that make up the MSCI EAFE (Reg. TM) Index. The MSCI EAFE (Reg. TM) Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The universe includes all securities in the Index and a large number of securities not included in the Index but whose issuers are located in the countries that make up the Index.

The portfolio managers screen for companies seeking to identify those with high or improving, and sustainable, returns on capital and long-term prospects for growth. The portfolio managers focus on companies with real cash flow on investment rather than published earnings. The portfolio managers utilize information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle, demographic and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.

Based on this fundamental research, the portfolio managers set a target price objective (the portfolio manager's opinion of the intrinsic value of the security) for each security and ranks the securities based on these target price objectives. The portfolio managers apply a disciplined approach to risk management and portfolio construction. Stocks are sold when they meet their target price objectives, a better investment opportunity has been identified or there has been a negative change in the outlook for the company, country or industry. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.



OTHER INVESTMENTS


While most of the portfolio's foreign equities are common stocks, some may be other types of equities, such as convertible securities, preferred stocks and depositary receipts. The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options and forward currency transactions.

For temporary defensive purposes, the portfolio may invest up to 100% of its assets in Canadian and US Government obligations or currencies, securities of companies incorporated in and having their principal place of business in Canada or the US or in relatively stable investments, such as money market securities. In such a case, the portfolio would not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                      DWS INTERNATIONAL VIP   35

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. As with most stock funds, an important factor with this portfolio is how stock markets perform - in this case, foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:


o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.


o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.


o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.



o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.


o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.


EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
36   DWS INTERNATIONAL VIP

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, due to their stock prices rising and falling rapidly, often based, among other reasons, on investor perceptions rather than economic reasons. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will obtain proportionately larger IPO allocations.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of foreign governments, industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters.

This portfolio is designed for investors who are interested in a broadly diversified international investment with the emphasis on long-term growth of capital.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                      DWS INTERNATIONAL VIP   37

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B
[BAR GRAPHIC APPEARS HERE]





  18.28      54.13       -21.89      -30.81      -18.62     27.52      16.24      15.71      25.44      14.25
  1998       1999        2000        2001        2002       2003       2004       2005       2006       2007








FOR THE PERIODS INCLUDED IN THE BAR CHART:

BEST QUARTER: 29.00%, Q4 1999              WORST QUARTER: -18.82%, Q3 2002
2008 TOTAL RETURN AS OF MARCH 31: -9.35%



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007





                                   1 YEAR         5 YEARS        10 YEARS

Portfolio - Class B                  14.25          19.71           7.02
MSCI EAFE (Reg. TM) Index            11.17          21.59           8.66



Total returns would have been lower if operating expenses hadn't been reduced.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND THE FAR EAST (MSCI EAFE (Reg. TM)) INDEX is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.


Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
38   DWS INTERNATIONAL VIP

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.




FEE TABLE                                CLASS B
ANNUAL OPERATING EXPENSES, deducted from portfolio assets

Management Fee                             0.74%
Distribution/Service (12b-1) Fee           0.25
Other Expenses1                            0.20

TOTAL ANNUAL OPERATING EXPENSES2           1.19



1 "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes a 0.10% administrative services fee paid to the Advisor.

2 Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 1.29% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.



Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.




EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS

Class B shares          $121           $378           $654         $1,443



THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


Matthias Knerr, CFA

Director, Deutsche Asset Management and Portfolio Manager of the portfolio.

   o Joined Deutsche Asset Management in 1995 and the portfolio in 2004.

   o Portfolio manager for International Equities.

   o BS, Pennsylvania State University.


Chris LaJaunie, CFA
Director, Deutsche Asset Management and Portfolio Manager of the portfolio.


   o Joined Deutsche Asset Management in 2006 as an analyst for International Equity and International Select Equity strategies: New York.
   o Prior to that, nine years of experience as portfolio manager for Morgan Stanley Capital Strategy, and as equity analyst for Oaktree Capital Management, JP Morgan Securities and Scudder Kemper Investments.
   o Joined the portfolio in 2008.
   o BA, MA, Louisiana State University.


The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                      DWS INTERNATIONAL VIP   39

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS INTERNATIONAL VIP - CLASS B




YEARS ENDED DECEMBER 31,                               2007          2006          2005          2004        2003
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  13.38      $  10.82       $  9.48       $  8.24     $  6.50
-------------------------------------------------   --------      --------       -------       -------     -------
Income (loss) from investment operations:
 Net investment income (loss)a                        .16d          .24c             .12           .06         .07
_________________________________________________   ________      ________       _______       _______     _______
 Net realized and unrealized gain (loss)                1.73          2.50          1.35          1.27        1.71
-------------------------------------------------   --------      --------       -------       -------     -------
 TOTAL FROM INVESTMENT OPERATIONS                       1.89          2.74          1.47          1.33        1.78
-------------------------------------------------   --------      --------       -------       -------     -------
Less distributions from:
 Net investment income                                (  .29)       (  .18)       (  .13)        ( .09)      ( .04)
_________________________________________________   ________      ________       _______       _______     _______
NET ASSET VALUE, END OF PERIOD                      $  14.98      $  13.38       $ 10.82       $  9.48     $  8.24
-------------------------------------------------   --------      --------       -------       -------     -------
Total Return (%)                                     14.25b        25.44b        15.71b        16.24b        27.52
_________________________________________________   ________      ________       _______       _______     _______

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    12            51            40            35          24
_________________________________________________   ________      ________       _______       _______     _______
Ratio of expenses before expense reductions (%)         1.41          1.37          1.41          1.38        1.32
_________________________________________________   ________      ________       _______       _______     _______
Ratio of expenses after expense reductions (%)          1.39          1.36          1.37          1.35        1.32
_________________________________________________   ________      ________       _______       _______     _______
Ratio of net investment income (loss) (%)             1.07d         1.94c           1.24           .74        1.05
_________________________________________________   ________      ________       _______       _______     _______
Portfolio turnover rate (%)                              108           105            59            73         119
-------------------------------------------------   --------      --------       -------       -------     -------



a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.11 per share and 0.92% of average daily net assets, respectively.

d Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.05 per share and 0.33% of average daily net assets, respectively.



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
40   DWS INTERNATIONAL VIP

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS INTERNATIONAL VIP - CLASS B





                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 1.19%                3.81%            $ 10,381.00          $   121.27
   2             10.25%                 1.19%                7.77%            $ 10,776.52          $   125.89
   3             15.76%                 1.19%               11.87%            $ 11,187.10          $   130.68
   4             21.55%                 1.19%               16.13%            $ 11,613.33          $   135.66
   5             27.63%                 1.19%               20.56%            $ 12,055.80          $   140.83
   6             34.01%                 1.19%               25.15%            $ 12,515.12          $   146.20
   7             40.71%                 1.19%               29.92%            $ 12,991.95          $   151.77
   8             47.75%                 1.19%               34.87%            $ 13,486.94          $   157.55
   9             55.13%                 1.19%               40.01%            $ 14,000.80          $   163.55
  10             62.89%                 1.19%               45.34%            $ 14,534.23          $   169.78
TOTAL                                                                                              $ 1,443.18



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                      DWS INTERNATIONAL VIP   41

DWS HEALTH CARE VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the health care sector. For purposes of the portfolio's 80% investment policy, to be considered part of the health care sector, companies must commit at least half of their assets to, or derive at least half of their revenues or net income from, that sector. The industries in the health care sector include pharmaceuticals, biotechnology, medical products and supplies, and health care services. The companies may be of any size. The portfolio will invest primarily in securities of US companies, but may invest in foreign companies as well. While the portfolio invests mainly in common stocks, it may also invest up to 20% of total assets in US Treasury and agency debt obligations.


In choosing stocks, the portfolio managers use a combination of three analytical disciplines:


BOTTOM-UP RESEARCH. The portfolio managers look for individual companies with a history of above-average growth, strong competitive positioning, new tests or treatments, the ability to take advantage of demographic trends, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

GROWTH ORIENTATION. The portfolio managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

TOP-DOWN ANALYSIS. The portfolio managers consider the economic outlooks for various industries within the health care sector while looking for those that may benefit from changes in the overall business environment.

The portfolio managers may favor securities from different industries and companies within the health care sector at different times. The portfolio managers will normally sell a stock when they believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities, or in the course of adjusting their emphasis on a given health care industry.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



OTHER INVESTMENTS


Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indicies, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.


As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
42   DWS HEALTH CARE VIP

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.


STOCK MARKET RISK. The portfolio is affected by how the stock market performs. To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

FOREIGN INVESTMENT RISK. To the extent the portfolio has exposure to companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets so, to the extent the portfolio invests in emerging markets, it takes on greater risks. The currency of a country in which the portfolio has invested could decline relative to the value of the US dollar, which decreases the value of the investment to US investors. The investments of the portfolio may be subject to foreign withholding taxes.

GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks for their potential superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.


CONCENTRATION RISK. The portfolio concentrates its investments in the industries of the health care sector. As a result, factors affecting that sector, such as rapid product obsolescence and the unpredictability of winning government approvals, will have a significant impact on the portfolio's performance.


SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, due to their stock prices rising and falling rapidly, often based, among other reasons, on investor perceptions rather than economic reasons. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will obtain proportionately larger IPO allocations.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                        DWS HEALTH CARE VIP   43

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to experience steeper price fluctuations than stocks of larger companies. A shortage of reliable information can also pose added risk to medium sized companies stocks. Industry-wide reversals may have a greater impact on medium-sized companies, since they usually lack the financial resources of large companies. Medium-sized company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for medium-sized company shares.

SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations than the stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of large companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.

Another factor that could affect performance is:



o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


The portfolio may make sense for investors who are comfortable with higher risks of a portfolio that focuses on an often volatile sector and are interested in gaining exposure to the health care sector.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
44   DWS HEALTH CARE VIP

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.


This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.



ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B
[BAR GRAPHIC APPEARS HERE]





  -23.21      33.21       9.17      8.06      5.77     12.88
   2002       2003       2004      2005      2006      2007








FOR THE PERIODS INCLUDED IN THE BAR CHART:

BEST QUARTER: 14.98%, Q2 2003              WORST QUARTER: -15.67%, Q2 2002
2008 TOTAL RETURN AS OF MARCH 31: -7.78%



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007


                                           1 YEAR         5 YEARS        SINCE INCEPTION*

Portfolio - Class B                          12.88          13.41               6.58
Standard & Poor's (S&P) 500 Index             5.49          12.83               4.27
Goldman Sachs Healthcare Index                8.26          10.87               4.66



*   Portfolio inception: May 1, 2001. Index comparisons begin April 30, 2001.

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

GOLDMAN SACHS HEALTHCARE INDEX is an unmanaged, market-capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.


Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                        DWS HEALTH CARE VIP   45

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.




FEE TABLE                                CLASS B

ANNUAL OPERATING EXPENSES, deducted from portfolio assets

Management Fee                             0.67%
Distribution/Service (12b-1) Fee           0.25
Other Expenses 1                           0.36

TOTAL ANNUAL OPERATING EXPENSES            1.28



1 "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes a 0.10% administrative services fee paid to the Advisor.



Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.




EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS

Class B shares          $130           $406           $702         $1,545


THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


Leefin Lai, CFA
Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the portfolio.

   o Joined Deutsche Asset Management in 2001 and the portfolio in 2001, previously serving as an analyst for Salomon Smith Barney and Paine Webber and as Vice President/analyst for Citigroup Global Asset Management and Scudder Kemper Investments.

   o Over 15 years of investment industry experience.

   o BS, MBA, University of Illinois.


Thomas E. Bucher, CFA
Managing Director of Deutsche Asset Management and Consultant to the portfolio.


   o Joined Deutsche Asset Management in 1995 and the portfolio in 2002, previously serving as analyst for European Chemical, Oil, Steel and Engineering sectors and analyst/

     portfolio manager for Eastern European equity.

   o Head of global equity research team for health care sector and portfolio manager for European Equity: Frankfurt.
   o MA, University of Tuegingen, Germany.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
46   DWS HEALTH CARE VIP

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS HEALTH CARE VIP - CLASS B




YEARS ENDED DECEMBER 31,                        2007         2006         2005        2004       2003
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $ 13.55      $ 12.87     $  11.91    $  10.91    $  8.19
-------------------------------------------   -------      -------     --------    --------    -------
Income (loss) from investment operations:
 Net investment income (loss)a                 (  .03)c     (  .06)b     (  .07)     (  .08)    (  .07)
___________________________________________   _______      _______     ________    ________    _______
 Net realized and unrealized gain (loss)         1.75          .79         1.03        1.08       2.79
-------------------------------------------   -------      -------     --------    --------    -------
 TOTAL FROM INVESTMENT OPERATIONS                1.72          .73          .96        1.00       2.72
-------------------------------------------   -------      -------     --------    --------    -------
Less distributions from:
 Net realized gains                            (  .87)      (  .05)           -           -          -
___________________________________________   _______      _______     ________    ________    _______
NET ASSET VALUE, END OF PERIOD                $ 14.40      $ 13.55     $  12.87    $  11.91    $ 10.91
-------------------------------------------   -------      -------     --------    --------    -------
Total Return (%)                                12.88      5.77b           8.06        9.17      33.21
___________________________________________   _______      _______     ________    ________    _______

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)              5           21           23          20         11
___________________________________________   _______      _______     ________    ________    _______
Ratio of expenses (%)                            1.34         1.28         1.27        1.27       1.26
___________________________________________   _______      _______     ________    ________    _______
Ratio of net investment income (loss) (%)      (  .22)c     (  .42)b     (  .57)     (  .68)    (  .63)
___________________________________________   _______      _______     ________    ________    _______
Portfolio turnover rate (%)                        37           47           43          77         64
-------------------------------------------   -------      -------     --------    --------    -------



a   Based on average shares outstanding during the period.

b Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.

* Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.02 per share and 0.13% of average daily net assets, respectively.



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                        DWS HEALTH CARE VIP   47

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS HEALTH CARE VIP - CLASS B





                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 1.28%                3.72%            $ 10,372.00          $   130.38
   2             10.25%                 1.28%                7.58%            $ 10,757.84          $   135.23
   3             15.76%                 1.28%               11.58%            $ 11,158.03          $   140.26
   4             21.55%                 1.28%               15.73%            $ 11,573.11          $   145.48
   5             27.63%                 1.28%               20.04%            $ 12,003.63          $   150.89
   6             34.01%                 1.28%               24.50%            $ 12,450.16          $   156.50
   7             40.71%                 1.28%               29.13%            $ 12,913.31          $   162.33
   8             47.75%                 1.28%               33.94%            $ 13,393.68          $   168.36
   9             55.13%                 1.28%               38.92%            $ 13,891.93          $   174.63
  10             62.89%                 1.28%               44.09%            $ 14,408.71          $   181.12
TOTAL                                                                                              $ 1,545.18


-

                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
48   DWS HEALTH CARE VIP

DWS EQUITY 500 INDEX VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), which emphasizes stocks of large US companies. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. Stocks in the S&P 500 Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

The portfolio invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. While the portfolio manager gives priority to replicating the S&P 500 Index's performance, there is no assurance of achieving this objective.




INDEX INVESTING VERSUS ACTIVE MANAGEMENT

Active management involves the portfolio management team buying and selling securities based on research and analysis. Unlike a portfolio that is actively managed, an index portfolio tries to replicate, as closely as possible, the performance of a target index by holding either all, or a representative sample, of the securities in the index. Indexing appeals to many investors for the following reasons:

o indexing provides simplicity because it is a straightforward market-replicating strategy;

o index portfolios generally provide diversification by investing in a wide variety of companies and industries;

o an index portfolio's performance is generally predictable in that the portfolio's value is expected to move in the same direction, up or down, as the target index;

o index portfolios tend to have lower costs because they do not have many of the expenses of actively managed funds, such as research. Also, index portfolios usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and


o index portfolios generally realize low capital gains as compared to actively managed portfolios.



STRATEGY

The portfolio will pursue its objective by investing primarily in the securities of the companies included in the benchmark and derivative instruments, such as futures contracts and options, relating to the benchmark. Futures contracts and options are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The portfolio management team uses quantitative analysis techniques to structure the portfolio to obtain a high correlation to the S&P 500 Index, while keeping the portfolio as fully invested as possible in all market environments. To attempt to replicate the risk and return characteristics of the S&P 500 Index as closely as possible, the portfolio invests in a statistically selected sample of the securities found in the S&P 500 Index, using a process known as "optimization." This process selects stocks for the portfolio so that industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields), closely replicate those of the securities in the S&P 500 Index. Over the long term, the portfolio seeks a correlation between the performance of the portfolio, before expenses, and the S&P 500 Index of 98% or better. A figure of 100% would indicate perfect correlation.



PRINCIPAL INVESTMENTS


Under normal circumstances, the portfolio intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the S&P 500 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500 Index. The portfolio's securities are weighted to attempt to make the portfolio's total investment characteristics similar to those of the S&P 500 Index as a whole. We may exclude or remove any S&P 500 Index stock from the portfolio if we believe that the stock is illiquid or that the merit of the investment has been impaired by financial conditions or other extraordinary events. At times, the portfolio management team may purchase a stock not



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                   DWS EQUITY 500 INDEX VIP   49
included in the S&P 500 Index when it is believed to be a cost-efficient way of approximating the S&P 500 Index's performance, for example, in anticipation of a stock being added to the S&P 500 Index. The portfolio may hold assets in short-term debt securities or money market instruments for liquidity purposes.


SECURITIES LENDING. The portfolio may lend its investment securities up to 30% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


Although major changes tend to be infrequent, the Board could change the portfolio's investment goal without seeking shareholder approval. In addition, the portfolio's Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy, as described herein.



INVESTMENT PROCESS

In an effort to run an efficient and effective strategy, the portfolio uses the process of "optimization," a statistical sampling technique. First, the portfolio buys the stocks that make up the larger portions of the S&P 500 Index's value in roughly the same proportion as the S&P 500 Index. Second, smaller stocks are analyzed and selected based on liquidity. In selecting smaller stocks, the portfolio management team tries to replicate the industry and risk characteristics of all of the smaller companies in the S&P 500 Index without buying all of those stocks. This approach attempts to maximize the portfolio's liquidity and returns while minimizing its costs. Historically, this portfolio has had a low portfolio turnover rate. Portfolio turnover measures the frequency that the portfolio sells and replaces the value of its securities within a given period.



INFORMATION REGARDING THE INDEX


The portfolio is not sponsored, endorsed, sold or promoted by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the portfolio or any member of the public regarding the advisability of investing in securities generally or in the portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the portfolio is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the portfolio.

S&P has no obligation to take the needs of the portfolio or the owners of the portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the portfolio to be issued or in the determination or calculation of the equation by which shares of the portfolio are redeemable for cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the portfolio.


S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the portfolio, owners of the portfolio, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
50   DWS EQUITY 500 INDEX VIP

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.


STOCK MARKET RISK. The portfolio is affected by how the stock market performs. To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

TRACKING ERROR RISK. There are several reasons that the portfolio's performance may not replicate the S&P 500 Index exactly:



o Unlike the S&P 500 Index, the portfolio incurs fees and administrative expenses and transaction costs in trading stocks.


o The composition of the S&P 500 Index and the stocks held by the portfolio may occasionally diverge.


o The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the portfolio's performance to deviate from that of the "fully invested" S&P 500 Index which does not include a cash component.

INDEX FUND RISK. Because the portfolio invests at least 80% of its assets in the stocks of companies included in the S&P 500 Index and in derivative instruments that provide exposure to the stocks of companies in the S&P 500 Index, it cannot alter its investment strategy in response to fluctuations in the market segment represented by the Index.

FUTURES AND OPTIONS RISK. The portfolio may invest, to a limited extent, in securities index futures or options, which are types of derivatives. The portfolio will not use these derivatives for speculative purposes. Rather, the portfolio invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.


SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

This portfolio is designed for investors interested in capital appreciation over the long term; exposure to the US equity markets as represented by larger companies; and investment returns that track the performance of the S&P 500 Index.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                   DWS EQUITY 500 INDEX VIP   51

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.


This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

The inception date for Class B was April 30, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.



ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B
[BAR GRAPHIC APPEARS HERE]







  28.39      20.08       -9.46      -12.40      -22.51     27.83      10.32       4.42     15.24      5.03
  1998       1999       2000        2001        2002       2003       2004       2005      2006       2007








FOR THE PERIODS INCLUDED IN THE BAR CHART:

BEST QUARTER: 21.14%, Q4 1998              WORST QUARTER: -17.26%, Q3 2002
2008 TOTAL RETURN AS OF MARCH 31: -9.60%



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007



                                          1 YEAR        5 YEARS        10 YEARS

Portfolio - Class B Shares                  5.03          12.25           5.38
Standard & Poor's (S&P) 500 Index           5.49          12.83           5.91



Total returns would have been lower if operating expenses hadn't been reduced.

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
52   DWS EQUITY 500 INDEX VIP

PERFORMANCE - CLASS B2

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B2 shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

The inception date for Class B2 was September 16, 2005. In the bar chart and table, the performance figures for Class B2 before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B2. Class A is offered in a different prospectus.



ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B2
[BAR GRAPHIC APPEARS HERE]




  28.24      19.94       -9.57      -12.51      -22.60     27.68      10.18       4.23     15.20      4.85
  1998       1999       2000        2001        2002       2003       2004       2005      2006       2007








FOR THE PERIODS INCLUDED IN THE BAR CHART:

BEST QUARTER: 21.11%, Q4 1998              WORST QUARTER: -17.32%, Q3 2002
2008 TOTAL RETURN AS OF MARCH 31: -9.61%



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007





                                          1 YEAR        5 YEARS        10 YEARS
Portfolio - Class B2 Shares                 4.85          12.11           5.25
Standard & Poor's (S&P) 500 Index           5.49          12.83           5.91



STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                   DWS EQUITY 500 INDEX VIP   53

HOW MUCH INVESTORS PAY - CLASS B


This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy, variable annuity contract or tax-qualified plan for which the portfolio is an investment option. These charges and fees will increase expenses.




FEE TABLE                                        CLASS B
ANNUAL OPERATING EXPENSES, deducted from portfolio assets

Management Fee                                     0.19%
Distribution and/or Service (12b-1) Fees           0.25
Other Expenses 1                                   0.12

TOTAL ANNUAL OPERATING EXPENSES                    0.56
Less Fee Waiver/Expense Reimbursement              0.03

NET ANNUAL OPERATING EXPENSES 2                    0.53



1 "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes a 0.10% administrative services fee paid to the Advisor.

2 Through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.53% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.


    Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.





EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS

Class B shares           $54           $176           $310           $699




                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS

                                                                  CLASS B SHARES
54   DWS EQUITY 500 INDEX VIP

HOW MUCH INVESTORS PAY - CLASS B2

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy, variable annuity contract or tax-qualified plan for which the portfolio is an investment option. These charges and fees will increase expenses.





FEE TABLE                                       CLASS B2
ANNUAL OPERATING EXPENSES, deducted from portfolio assets

Management Fee                                    0.19%
Distribution and/or Service (12b-1) Fees          0.25
Other Expenses 1                                  0.12

TOTAL ANNUAL OPERATING EXPENSES2                  0.56



1 "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes a 0.10% administrative services fee paid to the Advisor.

2 Through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.63% for Class B2 shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.


Based on the costs above, this example helps you compare the expenses of Class B2 shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.





EXAMPLE                 1 YEAR        3 YEARS        5 YEARS        10 YEARS

Class B2 shares           $57           $179           $313           $701


THE PORTFOLIO MANAGER


Brent Reeder is a Senior Vice President at Northern Trust Investments, NA ("NTI"). Mr. Reeder has had responsibility for the portfolio since May 2007. Mr. Reeder joined NTI in 1993. For the past six years, he has managed quantitative equity portfolios.


The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                   DWS EQUITY 500 INDEX VIP   55

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


Information for the periods ended prior to December 31, 2005 was audited by Ernst & Young LLP, an independent registered public accounting firm.




DWS EQUITY 500 INDEX VIP - CLASS B




YEARS ENDED DECEMBER 31,                                2007          2006         2005         2004        2003
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  14.96     $  13.10     $  12.72     $  11.63     $  9.20
---------------------------------------------------   --------     --------     --------     --------     -------
Income (loss) from investment operations:
 Net investment income (loss)a                             .23          .21          .17          .20         .14
___________________________________________________   ________     ________     ________     ________     _______
 Net realized and unrealized gain (loss)                   .52         1.78          .38          .99        2.40
---------------------------------------------------   --------     --------     --------     --------     -------
 TOTAL FROM INVESTMENT OPERATIONS                          .75         1.99          .55         1.19        2.54
---------------------------------------------------   --------     --------     --------     --------     -------
Less distributions from:
 Net investment income                                  (  .19)      (  .13)      (  .17)      (  .10)     (  .11)
___________________________________________________   ________     ________     ________     ________     _______
NET ASSET VALUE, END OF PERIOD                        $  15.52     $  14.96     $  13.10     $  12.72     $ 11.63
---------------------------------------------------   --------     --------     --------     --------     -------
Total Return (%)                                       5.03b        15.24b          4.42      10.32b        27.83
___________________________________________________   ________     ________     ________     ________     _______

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                      65           84           68           53          17
___________________________________________________   ________     ________     ________     ________     _______
Ratio of expenses before expense reductions and/or
recoupments (%)                                            .58          .53          .52          .53         .55
___________________________________________________   ________     ________     ________     ________     _______
Ratio of expenses after expense reductions and/or
recoupments (%)                                            .55          .52          .52          .54         .55
___________________________________________________   ________     ________     ________     ________     _______
Ratio of net investment income (loss) (%)                 1.46         1.48         1.37         1.71        1.29
___________________________________________________   ________     ________     ________     ________     _______
Portfolio turnover rate (%)                              7c               9           15            1           1
---------------------------------------------------   --------     --------     --------     --------     -------



a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
56   DWS EQUITY 500 INDEX VIP

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS EQUITY 500 INDEX VIP - CLASS B2




YEARS ENDED DECEMBER 31,                                     2007                2006            2005A
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $  14.96           $  13.09          $ 12.94
-------------------------------------------------          ---------          --------          -------
Income (loss) from investment operations:
 Net investment income (loss)b                                  .21                .19              .05
_________________________________________________          _________          ________          _______
 Net realized and unrealized gain (loss)                        .52               1.79              .10
-------------------------------------------------          ---------          --------          -------
 TOTAL FROM INVESTMENT OPERATIONS                               .73               1.98              .15
-------------------------------------------------          ---------          --------          -------
Less distributions from:
 Net investment income                                       (  .18)            (  .11)               -
_________________________________________________          _________          ________          _______
NET ASSET VALUE, END OF PERIOD                             $  15.51           $  14.96          $ 13.09
-------------------------------------------------          ---------          --------          -------
Total Return (%)c                                              4.85              15.20             1.16**
_________________________________________________          _________          ________          _______

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------        -------
Net assets, end of period ($ millions)                           48                 57               59
_________________________________________________          _________          ________          _______
Ratio of expenses before expense reductions (%)                 .72                .67              .66*
_________________________________________________          _________          ________          _______
Ratio of expenses after expense reductions (%)                  .65                .63              .63*
_________________________________________________          _________          ________          _______
Ratio of net investment income (loss) (%)                      1.36               1.37             1.34*
_________________________________________________          _________          ________          _______
Portfolio turnover rate (%)                                   7d                     9               15
-------------------------------------------------          ---------          --------          -------



a For the period September 16, 2005 (commencement of operations) to December 31, 2005.

b   Based on average shares outstanding during the period.

c   Total return would have been lower had certain expenses not been reduced.

d Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

*   Annualized

**   Not annualized




HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                   DWS EQUITY 500 INDEX VIP   57

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS EQUITY 500 INDEX VIP - CLASS B





                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.53%                4.47%            $ 10,447.00           $  54.18
   2             10.25%                 0.56%                9.11%            $ 10,910.85           $  59.80
   3             15.76%                 0.56%               13.95%            $ 11,395.29           $  62.46
   4             21.55%                 0.56%               19.01%            $ 11,901.24           $  65.23
   5             27.63%                 0.56%               24.30%            $ 12,429.65           $  68.13
   6             34.01%                 0.56%               29.82%            $ 12,981.53           $  71.15
   7             40.71%                 0.56%               35.58%            $ 13,557.91           $  74.31
   8             47.75%                 0.56%               41.60%            $ 14,159.88           $  77.61
   9             55.13%                 0.56%               47.89%            $ 14,788.58           $  81.06
  10             62.89%                 0.56%               54.45%            $ 15,445.19           $  84.65
TOTAL                                                                                               $ 698.58



DWS EQUITY 500 INDEX VIP - CLASS B2





                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.56%                4.44%            $ 10,444.00           $  57.24
   2             10.25%                 0.56%                9.08%            $ 10,907.71           $  59.78
   3             15.76%                 0.56%               13.92%            $ 11,392.02           $  62.44
   4             21.55%                 0.56%               18.98%            $ 11,897.82           $  65.21
   5             27.63%                 0.56%               24.26%            $ 12,426.08           $  68.11
   6             34.01%                 0.56%               29.78%            $ 12,977.80           $  71.13
   7             40.71%                 0.56%               35.54%            $ 13,554.02           $  74.29
   8             47.75%                 0.56%               41.56%            $ 14,155.82           $  77.59
   9             55.13%                 0.56%               47.84%            $ 14,784.33           $  81.03
  10             62.89%                 0.56%               54.41%            $ 15,440.76           $  84.63
TOTAL                                                                                               $ 701.45



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
58   DWS EQUITY 500 INDEX VIP

DWS SMALL CAP INDEX VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000 (Reg. TM) Index, which emphasizes stocks of small US companies. The Russell 2000 (Reg. TM) Index is a widely accepted benchmark of small company stock performance. The Russell 2000 (Reg. TM) Index measures the performance of the 2,000 smallest companies in the Russell 3000 (Reg. TM) Index which represents approximately 8% of the market capitalization of the Russell 3000 (Reg. TM) Index. Stocks in the Russell 2000 (Reg. TM) Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).


The portfolio invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. While the portfolio manager gives priority to replicating the Russell 2000 (Reg. TM) Index's performance, there is no assurance of achieving this objective.




INDEX INVESTING VERSUS ACTIVE MANAGEMENT

Active management involves the portfolio management team buying and selling securities based on research and analysis. Unlike a portfolio that is actively managed, an index fund tries to replicate, as closely as possible, the performance of a target index by holding either all, or a representative sample, of the securities in the index. Indexing appeals to many investors for the following reasons:

o indexing provides simplicity because it is a straightforward market-replicating strategy;

o index portfolios generally provide diversification by investing in a wide variety of companies and industries;

o an index portfolio's performance is generally predictable in that the portfolio's value is expected to move in the same direction, up or down, as the target index;

o index portfolios tend to have lower costs because they do not have many of the expenses of actively managed funds, such as research. Also, index portfolios usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and


o index portfolios generally realize low capital gains as compared to actively managed portfolios.



STRATEGY

The portfolio will pursue its objective by investing primarily in the securities of the companies included in the benchmark and derivative instruments, such as futures contracts and options, relating to the benchmark. Futures contracts and options are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The portfolio management team uses quantitative analysis techniques to structure the portfolio to obtain a high correlation to the Russell 2000 (Reg. TM) Index while keeping the portfolio as fully invested as possible in all market environments. To attempt to replicate the risk and return characteristics of the Russell 2000 (Reg. TM) Index as closely as possible, the portfolio invests in a statistically selected sample of the securities found in the Russell 2000 (Reg. TM) Index, using a process known as "optimization." This process selects stocks for the portfolio so that industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields) closely replicate those of the securities in the Russell 2000 (Reg. TM) Index. Over the long term, the portfolio seeks a correlation between the performance of the portfolio, before expenses, and the Russell 2000 (Reg. TM) Index of 95% or better. A figure of 100% would indicate perfect correlation.



PRINCIPAL INVESTMENTS

Under normal circumstances, the portfolio intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the Russell 2000 (Reg. TM) Index and in derivative instruments, such as stock index futures contracts and options, that provide exposure to the stocks of companies in the Russell 2000 (Reg. TM) Index. The portfolio's securities are weighted to attempt to make the portfolio's total investment characteristics similar to those of the Russell 2000 (Reg. TM) Index as a whole. We may exclude or remove any Russell 2000 (Reg. TM) Index stock from the portfolio if we believe that the stock is illiquid or has impaired financial conditions brought on by extraordinary events. At times, the portfolio management team may purchase a stock not


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                    DWS SMALL CAP INDEX VIP   59
included in the Russell 2000 (Reg. TM) Index when it is believed to be a cost-efficient way of approximating the Russell 2000 (Reg. TM) Index's performance, for example, in anticipation of a stock being added to the Russell 2000 (Reg. TM) Index. The portfolio may hold assets in short-term debt securities or money market instruments for liquidity purposes.


SECURITIES LENDING. The portfolio may lend its investment securities up to 30% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


Although major changes tend to be infrequent, the Board could change the portfolio's investment objective without seeking shareholder approval. In addition, the portfolio's Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy, as described herein.



INVESTMENT PROCESS

In an effort to run an efficient and effective strategy, the portfolio uses the process of "optimization," a statistical sampling technique. First, the portfolio buys the stocks that make up the larger portions of the Russell 2000 (Reg. TM) Index's value in roughly the same proportion as the Russell 2000 (Reg. TM) Index. Second, smaller stocks are analyzed and selected based on liquidity. In selecting smaller stocks, the portfolio management team tries to replicate the industry and risk characteristics of all of the smaller companies in the Russell 2000 (Reg. TM) Index without buying all of those stocks. This approach attempts to maximize the portfolio's liquidity and returns while minimizing its costs. Historically, this portfolio has had a low portfolio turnover rate. Portfolio turnover measures the frequency that the fund sells and replaces the value of its securities within a given period. High turnover can increase a portfolio's transaction costs, thereby lowering its returns.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.


STOCK MARKET RISK. The portfolio is affected by how the stock market performs. To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.


TRACKING ERROR RISK. There are several reasons that the portfolio's performance may not replicate the Russell 2000 (Reg. TM) Index exactly:


o Unlike the Russell 2000 (Reg. TM) Index, the portfolio incurs fees and administrative expenses and transaction costs in trading stocks.


o The composition of the Russell 2000 (Reg. TM) Index and the stocks held by the portfolio may occasionally diverge.


o The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the portfolio's performance to deviate from the "fully invested" Russell 2000 (Reg. TM) Index, which does not include a cash component.


INDEX FUND RISK. Because the portfolio invests at least 80% of its assets in the stocks of companies included in the Russell 2000 (Reg. TM) Index and in derivative instruments that provide exposure to the stocks of companies in the Russell 2000 (Reg. TM) Index, it cannot alter its investment strategy in response to fluctuations in the market segment represented by the Index.


SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations than the stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of large companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
60   DWS SMALL CAP INDEX VIP

FUTURES AND OPTIONS RISK. The portfolio may invest, to a limited extent, in securities index futures or options, which are types of derivatives. The portfolio will not use these derivatives for speculative purposes. Rather, the portfolio invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.


SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

This portfolio is designed for investors interested in capital appreciation over the long term; exposure to the US equity markets as represented by smaller companies; and investment returns that track the performance of the Russell 2000 (Reg. TM) Index.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                    DWS SMALL CAP INDEX VIP   61

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.


This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

The inception date for Class B was April 30, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.



ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B
[BAR GRAPHIC APPEARS HERE]




  -2.43      19.86       -4.11      1.82      -20.78     46.05      17.48       3.99     17.19       -2.16
  1998       1999       2000       2001       2002       2003       2004       2005      2006       2007








FOR THE PERIODS INCLUDED IN THE BAR CHART:

BEST QUARTER: 22.95%, Q2 2003               WORST QUARTER: -21.30%, Q3 2002
2008 TOTAL RETURN AS OF MARCH 31: -10.20%



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007



                                      1 YEAR         5 YEARS        10 YEARS
Portfolio - Class B Shares              -2.16          15.39           6.35
Russell 2000 (Reg. TM) Index            -1.57          16.25           7.08



Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL 2000 (Reg. TM) INDEX is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.


Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
62   DWS SMALL CAP INDEX VIP

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy, variable annuity contract or tax-qualified plan for which the portfolio is an investment option. These charges and fees will increase expenses.




FEE TABLE                                CLASS B
ANNUAL OPERATING EXPENSES, deducted from portfolio assets

Management Fee                             0.35%
Distribution/Service (12b-1) Fee           0.25
Other Expenses 1                           0.15

TOTAL ANNUAL OPERATING EXPENSES            0.75



1 "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes a 0.10% administrative services fee paid to the Advisor.



Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.




EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS

Class B shares           $77           $240           $417           $930


THE PORTFOLIO MANAGER


Brent Reeder is a Senior Vice President at Northern Trust Investments, NA ("NTI"). Mr. Reeder has had responsibility for the portfolio since May 2007. Mr. Reeder joined NTI in 1993. For the past six years, he has managed quantitative equity portfolios.


The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                    DWS SMALL CAP INDEX VIP   63

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


Information for the periods ended prior to December 31, 2005 was audited by Ernst & Young LLP, an independent registered public accounting firm.




DWS SMALL CAP INDEX VIP - CLASS B




YEARS ENDED DECEMBER 31,                              2007        2006        2005        2004       2003
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  16.11    $  14.39    $  14.34   $ 12.23     $  8.44
-------------------------------------------------  --------    --------    --------   -------     -------
Income (loss) from investment operations:
 Net investment income (loss)a                          .13         .10         .07      .08         .07
_________________________________________________  ________    ________    ________   _______     _______
 Net realized and unrealized gain (loss)             (  .40)       2.34         .43     2.05        3.80
-------------------------------------------------  --------    --------    --------   -------     -------
 TOTAL FROM INVESTMENT OPERATIONS                    (  .27)       2.44         .50     2.13        3.87
-------------------------------------------------  --------    --------    --------   -------     -------
Less distributions from:
 Net investment income                               (  .10)     (  .06)     (  .06)  (  .02)     (  .08)
_________________________________________________  ________    ________    ________   _______     _______
 Net realized gains                                  ( 1.04)     (  .66)     (  .39)       -           -
-------------------------------------------------  --------    --------    --------   -------     -------
 TOTAL DISTRIBUTIONS                                 ( 1.14)     (  .72)     (  .45)  (  .02)     (  .08)
-------------------------------------------------  --------    --------    --------   -------     -------
NET ASSET VALUE, END OF PERIOD                     $  14.70    $  16.11    $  14.39   $ 14.34     $ 12.23
-------------------------------------------------  --------    --------    --------   -------     -------
Total Return (%)b                                    ( 2.16)      17.19        3.99    17.48       46.05
_________________________________________________  ________    ________    ________   _______     _______

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   73          68          45       35          18
_________________________________________________  ________    ________    ________   _______     _______
Ratio of expenses before expense reductions (%)         .78         .72         .71      .73         .87
_________________________________________________  ________    ________    ________   _______     _______
Ratio of expenses after expense reductions (%)          .76         .70         .70      .70         .70
_________________________________________________  ________    ________    ________   _______     _______
Ratio of net investment income (loss) (%)               .84         .68         .53      .66         .66
_________________________________________________  ________    ________    ________   _______     _______
Portfolio turnover rate (%)                           24c            42          26       22          28
-------------------------------------------------  --------    --------    --------   -------     -------



a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
64   DWS SMALL CAP INDEX VIP

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS SMALL CAP INDEX VIP - CLASS B





                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.75%                4.25%            $ 10,425.00           $  76.59
   2             10.25%                 0.75%                8.68%            $ 10,868.06           $  79.85
   3             15.76%                 0.75%               13.30%            $ 11,329.96           $  83.24
   4             21.55%                 0.75%               18.11%            $ 11,811.48           $  86.78
   5             27.63%                 0.75%               23.13%            $ 12,313.47           $  90.47
   6             34.01%                 0.75%               28.37%            $ 12,836.79           $  94.31
   7             40.71%                 0.75%               33.82%            $ 13,382.35           $  98.32
   8             47.75%                 0.75%               39.51%            $ 13,951.10           $ 102.50
   9             55.13%                 0.75%               45.44%            $ 14,544.02           $ 106.86
  10             62.89%                 0.75%               51.62%            $ 15,162.14           $ 111.40
TOTAL                                                                                               $ 930.32



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                    DWS SMALL CAP INDEX VIP   65

OTHER POLICIES AND RISKS

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Each portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.


o The Advisor, or a subadvisor, will establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio will use the higher rating. If a security's credit quality falls, the Advisor or subadvisor will determine whether selling it would be in a portfolio's best interest.



FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in each portfolio.

If you want more information on each portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that a portfolio will achieve its objective.

A complete list of each portfolio's portfolio holdings as of the month-end is posted on www.dws-scudder.com (the Web site does not form a part of this prospectus) on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, each portfolio's (except DWS Bond VIP) top ten equity holdings and other information about each portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter end. Each portfolio's Statement of Additional Information includes a description of a portfolio's policies and procedures with respect to the disclosure of a portfolio's portfolio holdings.




THE INVESTMENT ADVISOR


Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), is the investment advisor for each portfolio. Under the supervision of the Board Members, the Advisor, with headquarters at 345 Park Avenue, New York, NY 10154, or a subadvisor, makes portfolio investment decisions, buys and sells securities for each portfolio and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.


Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
66   OTHER POLICIES AND RISKS

The Advisor receives a management fee from each portfolio. Below is the management rate paid by each portfolio for the most recent fiscal year, as a percentage of each portfolio's average daily net assets:





PORTFOLIO NAME                              FEE PAID
DWS Bond VIP                                  0.39%
DWS Growth & Income VIP                       0.38%*
DWS Capital Growth VIP                        0.36%*
DWS Global Opportunities VIP                  0.87%*
DWS International VIP                         0.74%
DWS Health Care VIP                           0.67%
DWS Equity 500 Index VIP                      0.16%*
DWS Equity 500 Index VIP - Class B2           0.16%*
DWS Small Cap Index VIP                       0.33%*



* Reflecting the effect of expense limitations and/or fee waivers then in effect.


A discussion regarding the basis for the Board renewal of each portfolio's investment management agreement and, as applicable, subadvisory agreement, and sub-subadvisory agreement is contained in the shareholder reports for the annual period ended December 31, 2007 (see "Shareholder reports" on the back cover).

In addition, under a separate administrative services agreement between each portfolio and Deutsche Investment Management Americas Inc., each portfolio pays the Advisor for providing most of each portfolio's administrative services.



PORTFOLIO SUBADVISORS


SUBADVISOR FOR DWS BOND VIP
Pursuant to an investment subadvisory agreement between the Advisor and Aberdeen Asset Management Inc. ("AAMI"), an investment adviser registered under the Investment Advisers Act of 1940, as amended, AAMI acts as subadvisor. As the subadvisor, AAMI, under the supervision of the Board and the Advisor, makes investment decisions, buys and sells securities and conducts the research that leads to these purchase and sale decisions. AAMI provides a full range of international investment advisory services to institutional and retail clients.


AAMI is a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983. AAMI is located at 1735 Market Street, Philadelphia, PA 19103.



SUB-SUBADVISOR FOR DWS BOND VIP

Pursuant to an investment sub-subadvisory agreement between AAMI and Aberdeen Asset Management Investment Services Limited ("AAMISL"), an investment adviser registered under the Investment Advisers Act of 1940, as amended, AAMISL acts as the sub-subadvisor for the portfolio. As the sub-subadvisor, AAMISL, under the supervision of the Board of Trustees, DIMA and AAMI, manages the portfolio's investments in foreign securities, foreign currencies and related investments and conducts the research that leads to these investments. AAMISL provides a full range of international investment advisory services to institutional and retail clients. AAMI continues to manage the core bond and active fixed income strategies of the portfolio.

AAMISL will be paid for its sub-subadvisory services by AAMI, the portfolio's subadvisor, from AAMI's subadvisory fee paid by DIMA to AAMI.



SUBADVISOR FOR DWS EQUITY 500 INDEX VIP AND DWS SMALL CAP INDEX VIP

Northern Trust Investments, N.A. ("NTI"), the subadvisor for DWS Equity 500 Index VIP and DWS Small Cap Index VIP, is located at 50 South LaSalle Street, Chicago, IL 60603. NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTI is a subsidiary of The Northern Trust



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                     THE INVESTMENT ADVISOR   67

Company ("TNTC"). TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, TNTC administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. TNTC is the principal subsidiary of Northern Trust Corporation, a company that is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of December 31, 2007, NTI and its affiliates had assets under custody of $4.1 trillion, and assets under investment management of $757.2 billion.



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
68   PORTFOLIO SUBADVISORS

--------------------------------------------------------------------------------
YOUR INVESTMENT IN THE PORTFOLIOS


The information in this section may affect anyone who selects one or more portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers one or more portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. Each portfolio assumes no responsibility for such prospectuses.



POLICIES ABOUT TRANSACTIONS

The information in this prospectus applies to Class B shares of each portfolio and for DWS Equity 500 VIP only, Class B2 shares. Each portfolio offers two classes of shares (except DWS Equity 500 Index VIP, which offers three classes of shares). Class B and Class B2 shares are offered at net asset value and are subject to 12b-1 fees.

Technically, the shareholders of DWS Variable Series I and DWS Investments VIT Funds (which include each portfolio just described) are the participating insurance companies (the "insurance companies") that offer each portfolio as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. Each portfolio does not sell shares directly to the public. Each portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to a portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike a portfolio, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of a portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than a portfolio and have different expense ratios than the portfolios. As a result, the performance of a portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners of that portfolio.

Each portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, a portfolio will ask for its name, address and other information that will allow a portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.


For certain insurance companies, a portfolio might request additional information (for instance, a portfolio would ask for documents such as the insurance company's articles of incorporation) to help a portfolio verify the insurance company's identity.


Each portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

Each portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                          YOUR INVESTMENT IN THE PORTFOLIOS   69

BUYING AND SELLING SHARES


Each PORTFOLIO IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Each portfolio continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.



IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day a portfolio is open for business.

o Unless otherwise instructed, a portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o Each portfolio does not issue share certificates.

o Each portfolio reserves the right to reject purchases of shares for any reason.

o Each portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o Each portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

o Each portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of a portfolio, they are deemed to be in a portfolio's best interest or when a portfolio is requested or compelled to do so by governmental authority or by applicable law.

o Each portfolio may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.


o Each portfolio may pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; a portfolio generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a portfolio's net assets, whichever is less.



o A purchase order from an insurance company separate account may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of a portfolio's shareholders.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of portfolio shares may present risks to each portfolio's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of portfolio shares, interference with the efficient management of a portfolio (including losses on the sale of investments), taxable gains to remaining



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
70   YOUR INVESTMENT IN THE PORTFOLIOS
shareholders and increased brokerage and administrative costs. These risks may be more pronounced if a portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a portfolio (e.g., "time zone arbitrage"). Each portfolio has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

Pursuant to these policies, each portfolio reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, a portfolio may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to a portfolio. Each portfolio, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same portfolio's shares. Each portfolio may take other trading activity into account if a portfolio believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same portfolio over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same portfolio within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that portfolio. Each portfolio has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of each portfolio are not affected by the four roundtrip transaction limitation.

The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to each portfolio, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by each portfolio or administrator and transactions by certain qualified fund-of-fund(s).

In certain circumstances, each portfolio may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interest of each portfolio. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than each portfolio's policies, may permit certain transactions not permitted by each portfolio's policies, or prohibit transactions not subject to each portfolio's policies.

The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of each portfolio that provide a substantially similar level of protection for each portfolio against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

In addition, each portfolio that invests some portion of its assets in foreign securities has adopted certain fair valuation practices intended to protect each portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by each portfolio. (See "How each Portfolio Calculates Share Price.")

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying shareholder level activity. Depending on the amount of portfolio shares held in such separate account (which may represent most of each portfolio's shares), short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in each portfolio. If short-term or excessive trading is identified, the Advisor will take appropriate action.

Each portfolio's market timing policies and procedures may be modified or terminated at any time.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                          YOUR INVESTMENT IN THE PORTFOLIOS   71

HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.



HOW TO SELECT SHARES

Shares in a portfolio are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to a portfolio. Contract owners should contact their insurance company to effect transactions in connection with a portfolio.




FINANCIAL INTERMEDIARY SUPPORT PAYMENTS


The Advisor, DWS Scudder Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each portfolio, to selected financial advisors in connection with the sale and/or distribution of portfolio shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of each portfolio, any record keeping/ sub-transfer agency/networking fees payable by each portfolio (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing a portfolio with "shelf space" or access to a third party platform or portfolio offering list or other marketing programs, including, without limitation, inclusion of the portfolio on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.


The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each portfolio attributable to the financial advisor, the particular portfolio or portfolio type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of each portfolio serviced and maintained by the financial advisor, .10% to .25% of sales of each portfolio attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of each portfolio or of any particular share class of each portfolio. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of each portfolio. Additional information regarding these revenue sharing payments is included in each portfolio's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
72   YOUR INVESTMENT IN THE PORTFOLIOS

Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for each portfolio will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for each portfolio. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW EACH PORTFOLIO CALCULATES SHARE PRICE

To calculate net asset value per share, or NAV, each portfolio uses the following equation:




   TOTAL ASSETS - TOTAL LIABILITIES
  ---------------------------             = NAV
  TOTAL NUMBER OF SHARES OUTSTANDING



The price at which you buy and sell shares for each portfolio is the NAV.


We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when each portfolio doesn't price the shares.



DISTRIBUTIONS

Each portfolio intends to declare and distribute dividends from their net investment income and capital gains, if any, annually. Each portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of a portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.



TAXES

Each portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                          YOUR INVESTMENT IN THE PORTFOLIOS   73

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1|M/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.


In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account will be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts may have to report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of a portfolio's shares.


The discussion above is generally based on the assumption that shares of a portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

A portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, a portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.



MARKETING AND DISTRIBUTION FEES


Class B and Class B2 Shares are referred to collectively as "Class B shares." DWS Scudder Distributors, Inc., a subsidiary of the Advisor, is each portfolio's distributor.

DWS Variable Series I and DWS Investments VIT Funds have each adopted a 12b-1 plan for all Class B shares. Under this plan, each portfolio pays a fee to the Distributor, which in turn remits fees to participating insurance companies for various costs incurred or paid by these companies in connection with marketing and distributing Class B shares of a portfolio. Depending on the participating insurance company's corporate structure and applicable state law, the Distributor may remit payments to the participating insurance company's affiliated broker-dealers or another affiliated company rather than to the participating insurance company itself.

The plan provides that DWS Variable Series I and DWS Investments VIT Funds, on behalf of each applicable portfolio, will pay DWS Scudder Distributors, Inc., as distributor, a fee of up to 0.25% of the average daily net assets of the portfolio attributable to each applicable portfolio's Class B shares. Under the plan, a portfolio may make quarterly payments to the Distributor for remittance to a participating insurance company for distribution and shareholder servicing related expenses incurred or paid by the participating insurance company. No such



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
74   DISTRIBUTIONS
payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares of the portfolios attributable to that participating insurance company's variable annuity contracts and variable life insurance policies during that quarterly period.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.


Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                              DISTRIBUTIONS   75

--------------------------------------------------------------------------------
TO GET MORE INFORMATION


SHAREHOLDER REPORTS - These include commentary from each portfolio's management team about recent market conditions and the effects of each portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about a portfolio, call (800) 778 -1482, or contact DWS Scudder at the address listed below. Each portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.





DWS SCUDDER DISTRIBUTORS, INC.      SEC
222 South Riverside Plaza           100 F Street, N.E.
Chicago, IL 60606-5808              Washington, D.C. 20549-0102
(800) 621-1148                      WWW.SEC.GOV
                                    (800) SEC-0330



SEC FILE NUMBER:
-------------------------------------
DWS Variable Series I 811-04257
DWS Investments VIT Funds 811-07507




(05/01/08) 1b-A

                            DWS INVESTMENTS VIT FUNDS


                            DWS Equity 500 Index VIP

                             DWS Small Cap Index VIP





                       STATEMENT OF ADDITIONAL INFORMATION



                                   May 1, 2008

DWS Investments VIT Funds (the "Trust") is comprised of two series. Each Portfolio listed above (each, a "Portfolio" and together, the "Portfolios") is a series of the Trust. This Statement of Additional Information describes the Portfolios' shares.

The Portfolios sell shares to separate accounts of various insurance companies and may also sell to certain tax qualified plans (the "Companies"). Shares of the Portfolios are available to the public only through the purchase of certain variable annuity and variable life insurance contracts and tax qualified plans ("Contract(s)") issued by the Companies. The investment advisor of the Portfolios is Deutsche Investment Management Americas Inc. (the "Advisor" or "DIMA"). Northern Trust Investments, N.A. (the "Subadvisor" or "NTI") is the investment sub-advisor for each Portfolio. DIMA and NTI, collectively are referred to as the "Advisors." The distributor of the Portfolios' shares is DWS Scudder Distributors, Inc. ("DWS-SDI" or the "Distributor").

The Prospectus for each Portfolio, dated May 1, 2008, provides the basic information investors should know before investing. This Statement of Additional Information ("SAI"), which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Prospectuses. This Statement of Additional Information is incorporated by reference into each prospectus. You may request a copy of a Prospectus or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Customer Service Center at the telephone number shown in your Contract prospectus. Capitalized terms not otherwise defined in this Statement of Additional Information have the meanings accorded to them in each Portfolio's Prospectus.

Portions of the financial statements for each Portfolio for the fiscal year ended December 31, 2007, are incorporated herein by reference. A copy of each Portfolio's Annual Report may be obtained without charge by calling the Customer Service Center at the telephone number shown in the Contract prospectus.




                                TABLE OF CONTENTS

                                                                            Page



INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS...............................1
         Investment Objectives.................................................1
         Investment Policies...................................................1
         Portfolio Holdings Information.......................................25
         Portfolio Turnover...................................................26

PORTFOLIO TRANSACTIONS........................................................27

NET ASSET VALUE, PURCHASE AND REDEMPTION OF SHARES............................34

MANAGEMENT OF THE TRUST.......................................................44
         Investment Advisor...................................................45
         Investment Sub-Advisor...............................................50
         Codes of Ethics......................................................51
         Administrator........................................................56
         Distributor..........................................................58
         Custodian and Transfer Agent.........................................59
         Counsel..............................................................61
         Independent Registered Public Accounting Firm........................61

TRUSTEES AND OFFICERS.........................................................64

PROXY VOTING GUIDELINES.......................................................84

ORGANIZATION OF THE TRUST.....................................................85

FINANCIAL STATEMENTS..........................................................94

APPENDIX......................................................................95




                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objectives

The following is a description of each Portfolio's investment objective. There can, of course, be no assurance that any Portfolio will achieve its investment objective(s).


DWS Equity 500 Index VIP ("Equity 500 Index VIP") seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), which emphasizes stocks of large US companies. The Portfolio's objective is not a fundamental policy. The Portfolio must notify shareholders before we change it, but it is not required to seek their approval to do so.

DWS Small Cap Index VIP ("Small Cap Index VIP") seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000 Index, which emphasizes stocks of small US companies. The Portfolio's objective is not a fundamental policy. The Portfolio must notify shareholders before we change it, but it is not required to seek their approval to do so.

Investment Policies

The following is a discussion of the various investments of and techniques employed by each Portfolio. Unless otherwise indicated, each Portfolio is permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below. Unless otherwise indicated, the Portfolios are not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available at any time in the future. If a Portfolio's investment in a particular type of security is limited to a certain percentage of the Portfolio's assets, that percentage limitation is listed in the chart. Following the chart, there is a description of how each type of security and investment strategy may be used by the Portfolios.




Summary of Investment Practices

------------------------------------------------------------------------ --------------------- ------------------------
                                                                         Small Cap Index VIP    Equity 500 Index VIP
INVESTMENT PRACTICE
-----------------------------------------------------------------------------------------------------------------------
KEY TO TABLE:

/_/  Permitted without stated limit
o   Permitted without stated limit, but not expected to be used to a significant extent
X   Not permitted

20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
-----------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES
------------------------------------------------------------------------ --------------------- ------------------------
Common Stock                                                                    /_/                     /_/
------------------------------------------------------------------------ --------------------- ------------------------
Warrants Listed on NYSE & ASE                                                     5%                      X
------------------------------------------------------------------------ --------------------- ------------------------
Warrants Not Listed on NYSE & ASE                                                 2%                      X
------------------------------------------------------------------------ --------------------- ------------------------
Preferred Stock                                                                 /_/                     /_/
------------------------------------------------------------------------ --------------------- ------------------------
Convertible Securities                                                          /_/                     /_/
------------------------------------------------------------------------ --------------------- ------------------------
Small Capitalization Stocks                                                    At least                   X
                                                                                 80%
------------------------------------------------------------------------ --------------------- ------------------------
Medium Capitalization Stocks                                                    At least                At least
                                                                                   80%                     80%
 ------------------------------------------------------------------------ --------------------- ------------------------
Large Capitalization Stocks                                                       X                     At least
                                                                                                           80%
-----------------------------------------------------------------------------------------------------------------------
SECURITIES OF NON-U.S. ISSUERS
------------------------------------------------------------------------ --------------------- ------------------------
Foreign Corporate Debt Securities                                                 o                       o
------------------------------------------------------------------------ --------------------- ------------------------
Foreign Government Debt Securities                                                o                       o
------------------------------------------------------------------------ --------------------- ------------------------
American, European, Global and International Depositary Receipts                  o                       o
-----------------------------------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES & MONEY MARKET INSTRUMENTS
------------------------------------------------------------------------ --------------------- ------------------------
Short-Term Instruments                                                            o                       o
------------------------------------------------------------------------ --------------------- ------------------------
Obligations of Banks and Other Financial Institutions                             o                       o
------------------------------------------------------------------------ --------------------- ------------------------
Certificates of Deposit and Bankers' Acceptances                                  o                       o
------------------------------------------------------------------------ --------------------- ------------------------
Commercial Paper                                                                  o                       o
------------------------------------------------------------------------ --------------------- ------------------------
Variable Rate Securities                                                          o                       o
------------------------------------------------------------------------ --------------------- ------------------------
U.S. Government Securities o o
------------------------------------------------------------------------ --------------------- ------------------------
Custodial Receipts                                                                o                       o
------------------------------------------------------------------------ --------------------- ------------------------
Inverse Floating Rate Securities                                                  o                       o
------------------------------------------------------------------------ --------------------- ------------------------
Lower-Rated Debt Securities                                                       o                       o
------------------------------------------------------------------------ --------------------- ------------------------
Put Bonds                                                                         o                       o
-----------------------------------------------------------------------------------------------------------------------
DERIVATIVE SECURITIES (OPTIONS)
------------------------------------------------------------------------ --------------------- ------------------------
Options on Securities                                                             o                       o
------------------------------------------------------------------------ --------------------- ------------------------
Options on US Securities Indices                                                 15%                     15%
------------------------------------------------------------------------ --------------------- ------------------------
Spreadlocks                                                                       o                       X
-----------------------------------------------------------------------------------------------------------------------
DERIVATIVE SECURITIES (FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS)
------------------------------------------------------------------------ --------------------- ------------------------
Futures Contracts                                                                 o                       o
------------------------------------------------------------------------ --------------------- ------------------------
Futures Contracts on Securities Indices                                           5%                     5%
------------------------------------------------------------------------ --------------------- ------------------------
Options on Futures Contracts (including Contracts on Security Indices)            5%                     5%
------------------------------------------------------------------------ --------------------- ------------------------
Purchase protective puts                                                          o                       o
-----------------------------------------------------------------------------------------------------------------------
DERIVATIVE SECURITIES
------------------------------------------------------------------------ --------------------- ------------------------
Swaps                                                                            10%                      X
------------------------------------------------------------------------ --------------------- ------------------------
Hedging Strategies                                                                o                       o
-----------------------------------------------------------------------------------------------------------------------
CURRENCY MANAGEMENT
------------------------------------------------------------------------ --------------------- ------------------------
Currency Exchange Transactions                                                    o                       o
------------------------------------------------------------------------ --------------------- ------------------------
Forward Currency Exchange Contracts                                               o                       o
------------------------------------------------------------------------ --------------------- ------------------------
Options on Foreign Currencies                                                     X                       X
-----------------------------------------------------------------------------------------------------------------------
OTHER INVESTMENTS AND INVESTMENT PRACTICES
------------------------------------------------------------------------ --------------------- ------------------------
Illiquid Securities                                                              15%                     15%
------------------------------------------------------------------------ --------------------- ------------------------
When-Issued and Delayed Delivery Securities                                      15%                     15%
------------------------------------------------------------------------ --------------------- ------------------------
Repurchase Agreements                                                             o                       o
------------------------------------------------------------------------ --------------------- ------------------------
Reverse Repurchase Agreements                                                     o                       o
------------------------------------------------------------------------ --------------------- ------------------------
Lending of Portfolio Securities                                                  30%                     30%
------------------------------------------------------------------------ --------------------- ------------------------
Other Investment Companies                                                       10%                     10%
------------------------------------------------------------------------ --------------------- ------------------------
Russell 2000 Index                                                             At least                   --
                                                                                 80%
------------------------------------------------------------------------ --------------------- ------------------------
S&P 500 Index                                                                     --                   At least
                                                                                                         80%
------------------------------------------------------------------------ --------------------- ------------------------



Equity Securities

General. Each Portfolio invests in equity securities listed on any domestic or foreign securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, "equity securities" are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock.


Common Stock. Common stock, the most familiar type of equity securities, represent an equity (i.e., ownership) interest in a corporation. It may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition as well as changes in overall market and economic conditions. This affects the value of the shares of each Portfolio and thus the value of your investment. Smaller companies are especially sensitive to these factors.

Preferred Stock. Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally dividends) over common stock but is subordinated (i.e., ranks lower) in liquidation to fixed income securities. Dividends on preferred stock may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stock generally entails less risk than common stocks. As a general rule, the market value of preferred stock with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stock is convertible into other securities (e.g., common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stock generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stock pays an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stock.

Preferred stock is also subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stock may be rated by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's"), although there is no minimum rating that a preferred stock must have to be an eligible investment for the Portfolios. Generally, however, the preferred stocks in which the Portfolios invest will be rated at least CCC by S&P or Caa by Moody's or, if unrated, of comparable quality in the opinion of the Advisor. Preferred stock rated CCC by S&P is regarded as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's ratings with respect to preferred stock do not purport to indicate the future status of payments of dividends.


Warrants. Small Cap Index VIP may invest in warrants with respect to 5% of its assets (2% with respect to warrants not listed on the New York Stock Exchange ("NYSE") or American Stock Exchange). Warrants are securities that give the holder the right but not the obligation to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a specified period (or in perpetuity). Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus is a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security, and can result in a complete loss of the amount invested in the warrant.

While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, changes in the market value of a warrant may not necessarily correlate with that of the underlying security. A warrant ceases to have value if it is not exercised prior to the expiration date, if any, to which the warrant is subject. The purchase of warrants involves a risk that a Portfolio could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price, such as when there is no movement in the level of the underlying security. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Also, warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company.

Convertible Securities. A convertible security is a bond or preferred stock that may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed income stream--generally higher in yield than the income derived from a common stock but lower than that afforded by a non-convertible debt security--a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock into which it is convertible.

The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

In general, the market value of a convertible security is the higher of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Medium- and Small-Capitalization Stocks. Each Portfolio may invest in medium-capitalization stocks, and Small Cap Index VIP may invest in small-capitalization stocks. Historically, medium- and small-capitalization stocks have been more volatile in price than the larger-capitalization stocks included in the S&P 500 Index. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of medium- and small-size companies to changing economic conditions. In addition to exhibiting greater volatility, medium- and small-size company stocks may fluctuate independently of larger company stocks. Medium- and small-size company stocks may decline in price as larger company stocks rise, or rise in prices as large company stock decline.

Other Investment Companies


Each Portfolio may invest up to 10% of its total assets in other mutual funds, including those advised by the Advisor or Sub- Advisor, provided that the investment is consistent with each Portfolio's investment policies and restrictions. Under the Investment Company Act of 1940, as amended, (the "the 1940 Act"), each Portfolio's investment in such securities, subject to certain exceptions, currently is limited to (a) 3% of the total voting stock of any one investment company; (b) 5% of each Portfolio's total assets with respect to any one investment company; and (c) 10% of each Portfolio's total assets in the aggregate. Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers' commissions. As a shareholder of another investment company, each Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the management fee that each Portfolio bears directly in connection with its own operations.


Non-US Securities

General. To the extent that a Portfolio invests in non-US securities, the value of the Portfolio's investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Portfolio's operations. Furthermore, the economies of individual foreign nations may differ from the US economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to non-US issuers than is available with respect to US companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. Any foreign investments made by the Portfolio must be made in compliance with US and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Because non-US securities generally are denominated and pay dividends or interest in foreign currencies, and a Portfolio may hold various foreign currencies from time to time, the value of the net assets of a Portfolio as measured in US dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, a Portfolio's currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of a Portfolio's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, each Portfolio is authorized to enter into certain foreign currency exchange transactions.

In addition, while the volume of transactions effected on foreign securities exchanges has increased in recent years, in most cases it remains appreciably below that of the NYSE. Accordingly, the Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of US issuers. Moreover, the settlement periods for non-US securities, which are often longer than those for securities of US issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Portfolio normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Investments in American, European, Global and International Depository Receipts. The Portfolios may invest in non-US securities in the form of ADRs, EDRs, GDRs and International Depository Receipts ("IDRs") or other similar securities representing ownership of securities of non-US issuers held in trust by a bank or similar financial institution. ADRs are receipts typically issued by a US bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-US banking and trust companies that evidence ownership of either foreign or US securities. GDRs are receipts issued by either a US or non-US banking institution evidencing ownership of the underlying non-US securities. Generally, ADRs, in registered form, are designed for use in US securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated. ADRs, EDRs, GDRs and IDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-US securities to which they relate.

Fixed Income Securities and Money Market Instruments

General. The Portfolios may invest in a broad range of domestic and foreign fixed income (debt) securities. Fixed income securities, including (but not limited to) bonds, are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values.

The value of fixed income securities in a Portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

In periods of declining interest rates, the yield (the income generated over a stated period of time) of a Portfolio that invests in fixed income securities may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Portfolio may tend to be lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Portfolio, thereby reducing the yield of the Portfolio. In periods of rising interest rates, the opposite can be true. The net asset value of a Portfolio investing in fixed income securities can generally be expected to change as general levels of interest rates fluctuate.

Short-Term Instruments. When a Portfolio experiences large cash inflows, for example, through the sale of securities, and desirable equity securities that are consistent with the Portfolio's investment objective, are unavailable in sufficient quantities or at attractive prices, the Portfolio may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody's or, if unrated, of comparable quality in the opinion of the Advisor; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements.

Obligations of Banks and Other Financial Institutions. At the time the Portfolios invest in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Advisor. These instruments may be denominated in US dollars or in foreign currencies.

The Portfolios may invest in US dollar-denominated fixed rate or variable rate obligations of US or foreign financial institutions, including banks. Obligations of domestic and foreign financial institutions in which the Portfolios may invest include (but are not limited to) certificates of deposit, bankers' acceptances, bank time deposits, commercial paper, and other US dollar-denominated instruments issued or supported by the credit of US or foreign financial institutions, including banks.

For purposes of the Portfolios' investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If the Advisor deems the instruments to present minimal credit risk, the Portfolios may invest in obligations of foreign banks or foreign branches of US banks, which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan, Canada and Australia.

Investments in these obligations may entail risks that are different from those of investments in obligations of US domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards that those applicable to domestic branches of US banks.

Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. Each Portfolio may invest in fixed rate or variable rate commercial paper, issued by US or foreign entities. Commercial paper consists of short-term (usually up to one year) unsecured promissory notes issued by US or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by the Portfolios must be US dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

Commercial paper when purchased by the Portfolios must be rated in the highest short-term rating category by any two nationally recognized statistical rating organizations (or one nationally recognized statistical rating organization ("NRSRO") if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be believed by the Advisor to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches and subsidiaries of US and foreign banks.

Each Portfolio may also invest in variable rate master demand notes. A variable-rate master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

For a description of commercial paper ratings, see the Appendix to this SAI.

At the time the Portfolios invest in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Advisor. These instruments may be denominated in US dollars or in foreign currencies.

US Government Securities. Each Portfolio may invest in obligations issued or guaranteed by the US government and that are direct obligations of the US Treasury. Included among direct obligations of the US are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance.

Each Portfolio may also invest in separately traded principal and interest component of securities guaranteed or issued by the US government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the US government. STRIPS are sold as zero coupon securities.

Fixed Income Security Risk. Fixed income securities expose a Portfolio to five types of risk: (1) Interest rate risk is the potential for fluctuations in bond prices due to changing interest rates; (2) Income risk is the potential for a decline in a Portfolio's income due to falling market interest rates; (3) Credit risk is the possibility that a bond issuer will fail to make timely payments of either interest or principal to a Portfolio; (4) Prepayment risk or call risk is the likelihood that, during period of falling interest rates, securities with high stated interest rates will be prepaid (or "called") prior to maturity, requiring a Portfolio to invest the proceeds at generally lower interest rates; and (5) extension risk is the risk that as interest rates increase, slower than expected principal payments could extend the average life of fixed income securities, which will have the effect of locking in a below-market interest rate, increasing the securities duration and reducing the value of the security.


Impact of Sub-Prime Mortgage Market. A Portfolio may invest in companies that may be affected by the downturn in the sub-prime mortgage lending market in the US. Sub-prime loans, which tend to have higher interest rates, are made to borrowers who do not qualify for prime rate loans because of their low credit ratings or other factors that suggest that they have a higher probability of defaulting. The downturn in the sub-prime mortgage-lending market has had, and may continue to have, a far-reaching impact on the broader securities market, especially in the sub-prime, asset-backed and other debt related securities markets. In addition to performance issues, the reduced investor demand for sub-prime, asset-backed and other debt related securities as a result of the downturn has created liquidity and valuation issues for these securities. A Portfolio's investments related to or impacted by the downturn in the sub-prime mortgage lending market may cause the overall value of a Portfolio to decrease.


Derivative Securities

General. Each Portfolio may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Some derivatives such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances lead to significant losses. The Advisor will use derivatives only in circumstances where they offer the most efficient means of improving the risk/reward profile of the Portfolio and when consistent with the Portfolio's investment objective and policies. The use of derivatives for non-hedging purposes may be considered speculative.

The Portfolios' investment in options, futures or forward contracts, swaps and similar strategies (collectively, "derivatives") depends on the Advisor's judgment as to the potential risks and rewards of different types of strategies. Derivatives can be volatile investments and may not perform as expected. If the Advisor applies a hedge at an inopportune time or judges price trends incorrectly, derivative strategies may lower the Portfolios' returns. A Portfolio could also experience losses if the prices of its derivative positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to a Portfolio in the event of default by the other party to the contract.

Derivative Securities: Options

Options on Securities. Each Portfolio may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income through the premiums it receives for writing the option(s). However, in return for the premium, a Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio. All options written by the Portfolios are "covered."

A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by the Portfolio in cash or liquid securities.

When a Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

A put option written by a Portfolio is "covered" when, among other things, cash or liquid securities are placed in a segregated account to fulfill the obligations undertaken. When a Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. A Portfolio will only write put options involving securities for which a determination is made at the time the option is written that the Portfolio wishes to acquire the securities at the exercise price.

A Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." A Portfolio will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Portfolio may make a "closing sale transaction" which involves liquidating the Portfolio's position by selling the option previously purchased. When the Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When a Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if a Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Portfolio.

A Portfolio may purchase call and put options on any securities in which it may invest. A Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. A Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

A Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle a Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held in the Portfolio's portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio's portfolio securities. Put options also may be purchased by a Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which the Portfolio does not own. A Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities and securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.


Each Portfolio may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If a Portfolio cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell or deliver a security it would otherwise retain. The Portfolios may purchase and sell options traded on recognized foreign exchanges. The Portfolios may also purchase and sell options traded on US exchanges and, to the extent permitted by law, options traded over-the-counter ("OTC").


A Portfolio may engage in over-the-counter options transactions with broker-dealers who make markets in these options. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, a Portfolio will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Advisor will monitor the creditworthiness of dealers with whom a Portfolio enters into such options transactions under the general supervision of the Trust's Trustees. Unless the Board of Trustees concludes otherwise, each Portfolio intends to treat OTC options as not readily marketable and therefore subject to each Portfolio's 15% limit on investments in illiquid securities.

Options on US Securities Indices. Each Portfolio may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100 Index. Indices may also be based on a particular industry or market segment.

Options on securities indices are similar to options on securities except that
(1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

Each Portfolio will not purchase such options unless the Advisor believes the market is sufficiently developed such that the risk of trading such options is no greater than the risk of trading options on securities.

As discussed in "Options on Securities," a Portfolio would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle a Portfolio, in exchange for the premium paid, to receive upon exercise a cash payment based on the level of the index on the exercise date. A Portfolio would ordinarily have a gain if the value of the index increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the index remained at or below the exercise price during the option period.

As discussed in "Options on Securities," a Portfolio would normally purchase "protective puts" in anticipation of a decline in the market value of the relevant index. The purchase of a put option would entitle a Portfolio, in exchange for the premium paid, to receive upon exercise a cash payment based on the level of the index on the exercise date. The purchase of protective puts is generally designed to offset or hedge against a decline in the market value of the index. A Portfolio would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the index.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although a Portfolio generally will only purchase or write such an option if the Advisor believes the option can be closed out.

Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. A Portfolio will not purchase such options unless the Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in a Portfolio's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisor may be forced to liquidate portfolio securities to meet settlement obligations. Each Portfolio's activities in index options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

In addition, the hours of trading for options on securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Spreadlocks. Small Cap Index VIP may enter into spreadlocks. A spreadlock is a form of swap contract that involves an exchange of a one time cash payment based on a specific financial index between the Portfolio and another party. A spreadlock allows an interest rate swap user to lock in the forward differential between the interest rate swap rate and the yield of the government bond underlying the swap. Essentially, a spreadlock allows the investor to buy or sell the spread forward by entering into a forward contract on the swap spread (i.e., the spread between the government yield and the swap rate (or yield)) for a given maturity. The price of a spreadlock is determined by the yield spread between a forward starting fixed/floating swap and a forward transaction in a government bond. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation until the agreement matures, at which time the cash payment, based on the value of the swap on the maturity date, is exchanged between the two parties.

Currency Management

General. In connection with a Portfolio's investments denominated in foreign currencies, the Advisor may choose to utilize a variety of currency management (hedging) strategies. The Advisor seeks to take advantage of different yield, risk and return characteristics that different currency; currency denominations and countries can provide to US investors. In doing so, the Advisor will consider such factors as the outlook for currency relationships; current and anticipated interest rates; levels of inflation within various countries; prospects for relative economic growth; and government policies influencing currency exchange rates and business conditions. Although the Advisor may attempt to manage currency exchange rate risks, there is no assurance that the Advisor will do so, or do so at an opportune time or that the Advisor will be able to predict exchange rates accurately.

Currency Exchange Transactions. Because each Portfolio may buy and sell securities denominated in currencies other than the US dollar and receives interest, dividends and sale proceeds in currencies other than the US dollar, each Portfolio from time to time may enter into currency exchange transactions to convert to and from different currencies and to convert currencies to and from the US dollar. A Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market or uses forward contracts to purchase or sell foreign currencies.

Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by a Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. Each Portfolio maintains with its custodian a segregated account of high grade liquid assets in an amount at least equal to its obligations under each forward currency exchange contract. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Portfolio's securities or in exchange rates, or prevent loss if the prices of these securities should decline.

Each Portfolio may enter into currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect a Portfolio's position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Advisor's long-term investment decisions, a Portfolio will not routinely enter into currency hedging transactions with respect to security transactions; however, the Advisor believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in the Portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event a Portfolio's ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the US dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency forward contracts may not eliminate fluctuations in the underlying US dollar equivalent value of the prices of or rates of return on a Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject a Portfolio to certain risks.

The matching of the increase in value of a forward contract and the decline in the US dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Portfolio may not always be able to enter into currency forward contracts at attractive prices and this will limit the Portfolio's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the US dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

Swap Agreements. Small Cap Index VIP may enter into swap agreements to the extent that obligations under such agreements represent not more than 10% of the Portfolio's total assets. Swap agreements are contracts entered into by two parties, primarily institutional investors, for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. The notional amount of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. A Portfolio's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, US Government securities, or high grade debt obligations, to avoid any potential leveraging of the Portfolio's portfolio.

Whether the use of swap agreements will be successful in furthering the Portfolio's investment objective will depend on the Advisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Portfolio will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. In addition, a Portfolio will enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio's repurchase agreement guidelines. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Swap agreements also bear the risk that a Portfolio will not be able to meet its obligation to the counterparty. This risk will be mitigated by investing the Portfolio in the specific asset for which it is obligated to pay a return.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (the "CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by eligible participants, which include the following, provided the participant's total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a "safe harbor" for swap transactions from regulation as futures or commodity option transactions under the CEA or regulations thereunder. The Policy Statement applies to swap transactions settled in cash that: (i) have individually tailored terms; (ii) lack exchange style offset and the use of a clearing organization or margin system; (iii) are undertaken in conjunction with a line of business; and (iv) are not marketed to the public.

Derivative Securities: Futures Contracts and Options on Futures Contracts

General. Each Portfolio may enter into futures contracts on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) options thereon which are traded on exchanges designated by the CFTC or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-US currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

A Portfolio may, for example, enter into futures contracts and options on futures contracts on securities, securities indices and currencies to manage its exposure to changing interest rates, security prices and currency exchange rates or as an efficient means of managing allocations between asset classes. All futures contracts entered into by the Portfolio are traded on US exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges approved by the CFTC. Each Portfolio will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities or instruments held by the Portfolio or securities or instruments that they expect to purchase. The Portfolios are operated by persons who have claimed an exemption from the definition of the term "commodity pool operator" under the CEA and, therefore, who are not subject to registration or regulation under the CEA.

Each Portfolio's futures transactions may be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that the Portfolio owns, or futures contracts will be purchased to protect the Portfolio against an increase in the price of securities (or the currency in which they are denominated) that the Portfolio intends to purchase. As evidence of this hedging intent, the Portfolio expects that, on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Portfolio will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Portfolio to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

The successful use of futures contracts and options thereon draws upon the portfolio management team's skill and experience with respect to such instruments and is subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between price movements of hedging instruments and price movements in the securities or currencies being hedged. Successful use of futures or options contracts is further dependent on the portfolio management team's ability to predict correctly movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct.

The Board of Trustees of the Trust adopted the requirement that futures contracts and options on futures contracts be used as a hedge and that stock index futures may be used on a continual basis to equitize cash so that the Portfolio may maintain 100% equity exposure. The Board of Trustees of Equity 500 Index VIP has adopted the requirement that index futures contracts and options on index futures contracts be used only for cash management purposes. The other Portfolios may purchase and write (sell) options on index futures contracts for hedging purposes.

Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. US futures contracts have been designed by exchanges which have been designated "contract markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. Each Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income or equity securities, foreign currencies, or financial indices, including any index of US or foreign securities, US government securities, foreign government securities or corporate debt securities or municipal securities. Futures contracts on foreign currencies may be used to hedge the value of securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, a Portfolio must allocate cash or liquid securities as a good faith deposit to maintain the position ("initial margin"). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it engages in these transactions.

One purpose of the acquisition or sale of a futures contract, in cases where a Portfolio holds or intends to acquire fixed-income or equity securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates or in securities prices without actually buying or selling fixed-income or equity securities or foreign currencies. For example, if interest rates were expected to increase (which would cause the prices of debt securities to decline), the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt security in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have.

Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. The segregated assets maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash or liquid securities in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price, general interest rate or currency exchange rate trends by the portfolio management team may still not result in a successful transaction.

In addition, futures contracts entail significant risks. Although the portfolio management team believes that use of such contracts will benefit the Portfolios, if the portfolio management team's investment judgment about the general direction of securities prices, currency rates, interest rates or an index is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if a Portfolio has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its Portfolio and interest rates decrease or securities prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities from its Portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices that reflect the rising market. Each Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Futures Contracts on Securities Indices. The Portfolios may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US or non-US securities. Index futures may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future changes in general market prices which otherwise might either adversely affect the value of securities held by the Portfolio or adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolio or as an efficient means of managing allocation between asset classes. An index futures contract may also be entered into to close out or offset an existing futures position.

When used for hedging purposes, each transaction in futures contracts on a securities index involves the establishment of a position which, the portfolio management team believes, will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions take for the Portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of the Portfolio's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

Options on Futures Contracts (Including Futures Contracts on Securities Indices.) As with the purchase of futures contracts, when a Portfolio is not fully invested, it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying Fund securities which are the same as or correlate with the security or foreign currency futures contract that is deliverable upon exercise of the option on that futures contract. If the futures price at expiration of the option is below the exercise price specified in the option, the Portfolio will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings.

The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that the Portfolio intends to purchase.

If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, the Portfolio may purchase a put option on an index futures contract to hedge against the risk of declining securities values.

The amount of risk the Portfolio assumes when it purchases an option on an index futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Additional Risks Related to Transactions in Options, Futures Contracts, Options on Futures Contracts, Swaps and Forward Foreign Currency Exchange Contracts. The use of derivatives involves (1) liquidity risk (contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market), (2) correlation risk (changes in the value of hedging positions may not match the securities market and foreign currency fluctuations intended to be hedged), and (3) market risk (an incorrect prediction of securities prices or exchange rates by the Advisor may cause the Portfolio to perform worse than if such positions had not been taken). In addition, the ability to terminate OTC derivatives is more limited than with exchange traded derivatives and may involve the risk that the counterparty to the option will not fulfill its obligations.

Asset Coverage. The Portfolios will comply with the segregation or coverage guidelines established by the Securities and Exchange Commission ("SEC") and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and indexes; currency, interest rate and security index futures contracts and options on these futures contracts; forward currency contracts; and swaps, caps, floors and collars. These guidelines may, in certain instances, require the Portfolio to cover the Portfolio's obligations with respect to these strategies with cash or liquid securities to the extent they are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies. The assets used as cover must at all times equal or exceed the Portfolio's obligations with respect to these strategies. Assets used as cover cannot be sold or transferred unless equivalent assets are substituted in their place or cover is no longer necessary. As a result, there is a possibility that using a large percentage of the Portfolio's assets as cover could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

The Board of Trustees of the Trust has adopted the requirement that futures contracts and options on futures contracts be used as a hedge and that the Portfolios may also use stock index futures on a continual basis to equitize cash so that the Portfolio may maintain 100% equity exposure.

A call option written on securities may require a Portfolio to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to use assets as cover (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require the Portfolio to own portfolio securities that correlate with the index or to use assets as cover (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Portfolio may require the Portfolio to use assets as cover (as described above) equal to the exercise price. The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. If the Portfolio holds a futures contract, the Portfolio could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. The Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any assets used as cover (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

The use of derivatives is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on these derivatives depend on the Advisor's ability to predict the direction of stock prices, interest rates, currency movements and other economic factors. The loss that may be incurred by the Portfolio in entering into futures contracts, written options, forward currency contracts and certain swaps is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the Portfolio in the event of default by the other party to the contract.

There is no limit on the percentage of the assets of a Portfolio that may be at risk with respect to futures contracts and related options or forward currency contracts. Each Portfolio's transactions in options, forward currency contracts, futures contracts, options on futures contracts and swaps may be limited by the requirements for qualification of the Portfolio as a regulated investment company for tax purposes. See "Taxes." There can be no assurance that the use of these portfolio strategies will be successful.

Derivative Securities: Hedging Strategies

Hedging Strategies. Each Portfolio may use certain strategies designed to adjust the overall risk of its investment portfolio. These "hedging" strategies involve derivative contracts, including (but not limited to) futures contracts and exchange-traded put and call options on such futures contracts. New financial products and risk management techniques continue to be developed and may be used if consistent with the Portfolio's investment objective and policies. Among other purposes, these hedging strategies may be used to effectively maintain a desired portfolio duration or to protect against market risk should the Portfolio change its investments among different types of securities.

Each Portfolio might not use any hedging strategies, and there can be no assurance that any strategy used will succeed. If the Advisor is incorrect in its judgment on market values, interest rates, currency rates or other economic factors in using a hedging strategy, the Portfolio may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:

o the fact that the skills needed to use hedging instruments are different from those needed to select securities for the Portfolio;

o the possibility of imperfect correlation, or even no correlation, between the price movements of hedging instruments and price movements of the securities or currencies being hedged;

o possible constraints placed on the Portfolio's ability to purchase or sell portfolio investments at advantageous times due to the need for the Portfolio to maintain "cover" or to segregate securities; and

o the possibility that the Portfolio will be unable to close out or liquidate its hedged position.

A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of derivative transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. With respect to futures contracts, since the value of portfolio securities will generally far exceed the value of the futures contracts sold by the Portfolio, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Portfolio's assets.

In hedging transactions based on an index, whether the Portfolio will realize a gain or loss depends upon movements in the level of securities prices in the securities market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Portfolio's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Portfolio's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Portfolio's net investment results if market movements are not as anticipated when the hedge is established.

Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that would distort the normal relationship between the securities index and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in a securities index and movements in the price of securities index futures, a correct forecast of general market trends by the Advisor still may not result in a successful hedging transaction.

To the extent that a Portfolio engages in the strategies described above, the Portfolio may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits and the Portfolio may be unable to close out a position without incurring substantial losses, if at all. Each Portfolio is also subject to the risk of default by a counterparty to an off-exchange transaction. See "Illiquid Securities."

Other Investments

Illiquid Securities. Historically, illiquid securities have included (i) securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), (ii) securities that are otherwise not readily marketable and (iii) repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.


The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by FINRA.


Rule 144A Securities are securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from each Portfolio's limit on illiquid securities of 15% of net assets. Under the supervision of the Board of Trustees of the Trust, the Advisor determines the liquidity of restricted securities and, through reports from the Advisor, the Board will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of the Portfolios could be adversely affected.

In reaching liquidity decisions, the Advisor will consider, among other things, the following factors: (i) the frequency of trades and quotes for the security;
(ii) the number of dealers and other potential purchasers wishing to purchase or sell the security; (iii) dealer undertakings to make a market in the security and (iv) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

When-Issued and Delayed Delivery Securities. Each Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to a Portfolio until settlement takes place. At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Portfolio identifies, as part of a segregated account, cash or liquid securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Portfolio will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of each Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments.

Repurchase Agreements. Each Portfolio may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Portfolio acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for the Portfolios to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Portfolio) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Portfolio together with the repurchase price upon repurchase. In either case, the income to the Portfolio is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a Portfolio subject to a repurchase agreement as being owned by the Portfolio or as being collateral for a loan by the Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Portfolio may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Portfolio has not perfected a security interest in the Obligation, the Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for the Portfolio, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Portfolio may incur a loss if the proceeds to the Portfolio of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. The Portfolios may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, by among other things, agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time a Portfolio enters into a reverse repurchase agreement it will place in a segregated custodial account cash, US Government securities or high-grade debt obligations having a value equal to the repurchase price, including accrued interest. The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price of those securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio's obligation to repurchase the securities, and the Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings by a Portfolio.

Lending of Portfolio Securities. Each Portfolio may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, each Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Portfolio. The Portfolio may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest-bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Portfolio's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower. At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a Portfolio may be invested in a money market fund managed by the Advisor (or one of its affiliates).


Impact of Large Redemptions and Purchases of Portfolio Shares. From time to time, shareholders of a Portfolio (which may include affiliated and/or non-affiliated registered investment companies that invest in a Portfolio) may make relatively large redemptions or purchases of Portfolio shares. These transactions may cause a Portfolio to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Portfolio's performance to the extent that a Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact a Portfolio's expense ratio.




Investment of Uninvested Cash Balances. A Portfolio may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions or dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an exemptive order issued by the SEC, a Portfolio may use Uninvested Cash to purchase shares of affiliated funds, including money market funds and Cash Management QP Trust, or entities for which the Advisor may act as investment advisor now or in the future that operate as cash management investment vehicles but are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a Portfolio in shares of the Central Funds will comply with Rule 2a-7 under the 1940 Act and will be in accordance with a Portfolio's investment policies and restrictions.

A Portfolio will invest Uninvested Cash in Central Funds only to the extent that a Portfolio's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of share of Central Funds are made at net asset value.

Investment Restrictions

Fundamental Policies. The following investment restrictions are "fundamental policies" of each Portfolio and may not be changed with respect to a Portfolio without the approval of a "majority of the outstanding voting securities" of the Portfolio. "Majority of the outstanding voting securities" under the 1940 Act, and as used in this SAI, means, with respect to each Portfolio, the lesser of
(i) 67% or more of the outstanding voting securities of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Portfolio.

As a matter of fundamental policy, Equity 500 Index VIP and Small Cap Index VIP may not:

(1) borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(2) issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(3) engage in the business of underwriting securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(4) make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(5) purchase or sell real estate, which term does not include securities of companies which hold, deal or trade in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio's ownership of securities.

(6) purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

(7) concentrate its investments in any particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time.

(8) Each Portfolio has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The 1940 Act imposes additional restrictions on acquisition by a Portfolio of securities issued by insurance companies, broker-dealers, underwriters or investment advisors, and on transactions with affiliated persons as defined in the 1940 Act. It also defines and forbids the creation of cross and circular ownership. Neither the SEC nor any other agency of the federal or state government participates in or supervises the management of the Portfolios or their investment practices or policies.


For purposes of determining industry groups in connection with fundamental investment restriction (7) above, the SEC ordinarily uses the Standard Industry Classification codes developed by the U.S. Office of Management and Budget. Each Portfolio monitors industry concentration using a more restrictive list of industry groups than that recommended by the SEC. The Advisor believes that these classifications are reasonable and are not so broad that the primary economic characteristics of the companies in a single class are materially different. The use of these restrictive industry classifications may, however, cause a Portfolio to forgo investment possibilities that may otherwise be available to it under the 1940 Act.


Additional Restrictions


In order to comply with certain statutes and policies, each Portfolio will not, as a matter of operating policy (except as such policies may be changed by the Board of Trustees to the extent permitted by law):


         (i) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

         (ii)     invest for the purpose of exercising control or management;

         (iii) purchase for the Portfolio securities of any investment company if such purchase at the time thereof would cause: (a) more than 10% of the Portfolio's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Portfolio's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or
                  (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio; or

         (iv) invest more than 15% of the Portfolio's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable not including (a) Rule 144A securities that have been determined to be liquid by the Board of Trustees; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which is not traded flat or in default as to interest or principal.

There will be no violation of any investment restrictions or policies (except with respect to fundamental investment restriction (1) above) if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in the market value of an investment, in net or total assets, or in the change of securities rating of the investment, or any other later change.


The non-fundamental investment restrictions set forth above may be changed or amended by the Portfolios' Board of Trustees without shareholder approval.

Portfolio Holdings Information

In addition to the public disclosure of portfolio holdings through required SEC quarterly filings, a Portfolio may make its portfolio holdings information publicly available on the DWS Funds' Web site as described in each Portfolio's prospectus. Each Portfolio does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by each Portfolio.

Each Portfolio's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to each Portfolio and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by each Portfolio's procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, "Authorized Third Parties").

Prior to any disclosure of each Portfolio's non-public portfolio holdings information to Authorized Third Parties, a person authorized by each Portfolio's Trustees/Directors must make a good faith determination in light of the facts then known that a Portfolio has a legitimate business purpose for providing the information, that the disclosure is in the best interest of each Portfolio, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by each Portfolio or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to each Portfolio's Trustees/Directors.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about each Portfolio and information derived therefrom, including, but not limited to, how each Portfolio's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as each Portfolio's holdings could not be derived from such information.




Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Portfolios' Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a Portfolio's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a Portfolio.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a Portfolio. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a Portfolio's policies and procedures with respect to the disclosure of portfolio holdings information will protect a Portfolio from the potential misuse of portfolio holdings information by those in possession of that information.

Portfolio Turnover

Although the Portfolios do not intend to invest for the purpose of seeking short-term profits, securities in the Portfolios may be sold whenever the Advisor believes it is appropriate to do so in light of the investment objectives of the Portfolios without regard to the length of time a particular security may have been held. A 100% annual turnover rate would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year, or if 10% of the portfolio securities were replaced ten times in one year. High portfolio turnover rates (100% or more) may result in higher brokerage commissions, dealer mark-ups or underwriting commissions, as well as other transaction costs.


Each Portfolio's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding U.S. Government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. For the fiscal year ended December 31, 2007, the portfolio turnover rates for the Equity 500 Index VIP and Small Cap Index VIP were 7% and 24%, respectively. For the fiscal year ended December 31, 2006, the portfolio turnover rates for the Equity 500 Index VIP and Small Cap Index VIP were 9% and 42%, respectively.


                             PORTFOLIO TRANSACTIONS


The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those Portfolios for which a sub-investment advisor manages the Portfolio's investments, references in this section to the "Advisor" should be read to mean the Sub-Advisor, except as noted below.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Portfolios is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the broker-dealer's ability to provide access to new issues; the broker-dealer's ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Portfolios to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Portfolios to their customers. However, the Advisor does not consider sales of shares of the Portfolios as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolios and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Portfolios as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolios.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for a Portfolio, to cause the Portfolio to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a Portfolio and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. To the extent that research and brokerage services of value are received by the Advisor, the Advisor may avoid expenses that it might otherwise incur. Research and brokerage services received from a broker-dealer may be useful to the Advisor and its affiliates in providing investment management services to all or some of its clients, which includes a Portfolio. Services received from broker-dealers that executed securities transactions for a Portfolio will not necessarily be used by the Advisor specifically to service such Portfolio.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Currently, it is the Advisor's policy that Sub-Advisors may not execute portfolio transactions on behalf of the Portfolios to obtain third party research and brokerage services. The Advisor may, in the future, change this policy. Regardless, certain Sub-Advisors may, as matter of internal policy, limit or preclude third party research and brokerage services.

The Advisor may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, the Advisor will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.

DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for each Portfolio and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Portfolio, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Portfolio.

DIMA and its affiliates and the Portfolios' management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates (or in the case of a Sub-Advisor, the Sub-Advisor or one of its affiliates) may act as a broker for the Portfolios and receive brokerage commissions or other transaction-related compensation from the Portfolios in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Portfolios' Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Portfolios a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

For the fiscal year ended December 31, 2007, Equity Index VIP paid brokerage commissions in the amount of $255,123 and Small Cap Index VIP paid brokerage commissions in the amount of $79,041.





For the fiscal year ended December 31, 2006, Equity Index VIP paid brokerage commissions in the amount of $99,850 and Small Cap Index VIP paid brokerage commissions in the amount of $86,618.



                                                                                 Percentage of
                                                           Percentage of           Transactions         Dollar Amount of
                                                            Commissions             Involving            Commissions Paid
                                                        Paid to Affiliated     Commissions Paid to        to Brokers for
Portfolio                                                     Brokers           Affiliated Brokers      Research Services
---------                                                     -------           ------------------      -----------------

DWS Equity Index VIP                                            0%                     0%                     $0
DWS Small Cap Index VIP                                         0%                     0%                     $0


DWS Equity 500 Index VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                                          Value of Securities Owned as of December
Name of Regular Broker or Dealer or Parent (Issuer)                                31, 2007 (in thousands)
---------------------------------------------------                                -----------------------

Bank of America                                                                                 $16,417
American International Group, Inc.                                                              $13,216
JPMorgan Chase & Co.                                                                            $13,154
Citigroup, Inc.                                                                                 $13,066
Wells Fargo & Co.                                                                                $9,004
Goldman Sachs Group, Inc.                                                                        $7,727
Wachovia Corp.                                                                                   $6,819
Morgan Stanley                                                                                   $4,984
US Bancorp                                                                                       $4,969
Bank of New York Mellon Corp.                                                                    $4,937
Merrill Lynch & Co.                                                                              $4,143
Prudential Financial Inc.                                                                        $3,793
Lehman Brothers Holdings, Inc.                                                                   $3,085
State Street Corp.                                                                               $2,807
Charles Schwab Corp.                                                                             $2,171
PNC Financial Services Group, Inc.                                                               $1,991
Suntrust Banks, Inc.                                                                             $1,935
Franklin Resources, Inc.                                                                         $1,642
Principal Financial Group, Inc.                                                                  $1,625
BB&T Corp.                                                                                       $1,498
T. Rowe Price Group, Inc.                                                                        $1,432
Lincoln National Corp.                                                                           $1,401
Northern Trust Corp.                                                                             $1,267
Fifth Third Bancorp                                                                              $1,201
Ameriprise Financial, Inc.                                                                       $1,152
Washington Mutual Inc.                                                                           $1,059
Bear Stearns & Co., Inc.                                                                           $912
Legg Mason, Inc.                                                                                   $863
Comerica, Inc.                                                                                     $598
Marshall & Ilsley Corp.                                                                            $579
American Capital Strategies Ltd.                                                                   $531
H&R Block, Inc.                                                                                    $518
Torchmark, Inc.                                                                                    $515
Janus Capital Group, Inc.                                                                          $489
Countrywide Financial Corp.                                                                        $457
CB Richard Ellis Group, Inc.                                                                       $366
Federated Investors, Inc.                                                                          $296
AMBAC Financial Group, Inc.                                                                        $231
MBIA, Inc.                                                                                         $210
First Horizon National Corp.                                                                       $194
E*Trade Financial Corp.                                                                            $134

DWS Small Cap Index VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December
31, 2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                                        Value of Securities Owned as of December
Name of Regular Broker or Dealer or Parent (Issuer)                              31, 2007 (in thousands)
---------------------------------------------------                              -----------------------

Waddell & Reed Financial, Inc.                                                                  $938
Apollo Investment Corp.                                                                         $602
SVB Financial Group                                                                             $575
FirstMerit Corp.                                                                                $562
GFI Group, Inc.                                                                                 $502
OPTIONSXPRESS Holdings, Inc.                                                                    $477
Knight Capital Group, Inc.                                                                      $455
Phoenix COS Inc.                                                                                $450
Alabama National Bancorp                                                                        $444
Interactive Brokers Group Inc.                                                                  $433
Trustmark Corp.                                                                                 $424
UMB Financial Corp.                                                                             $421
United Bankshares Inc.                                                                          $361
ARES Cap Corp.                                                                                  $361
Umpqua Financial Corp.                                                                          $334
Greenhill & Co., Inc.                                                                           $332
Pacific Capital Bancorp                                                                         $323
Piper Jaffray & Co.                                                                             $250
Wintrust Financial Corp.                                                                        $224
Calamos Asset Management, Inc.                                                                  $223
Stifel Financial Corp.                                                                          $205
AMCORE Financial Corp.                                                                          $200
KBW Inc.                                                                                        $192
Cohen & Steers, Inc.                                                                            $168
Tradestation Group, Inc.                                                                        $163
GAMCO Investors, Inc.                                                                           $145
FCStone Group Inc.                                                                              $145
Triarc Companies, Inc.                                                                          $144
Capital Trust, Inc.                                                                             $135
Friedman Billings & Ramsey                                                                      $133
Sandy Spring Bancorp                                                                            $122
FBL Financial Corp., Inc.                                                                       $111
SWS Group, Inc.                                                                                 $103
Centerline Holdings Co.                                                                          $97
FBR Capital Market, Inc.                                                                         $88
Evercore Partners Inc.                                                                           $86
Patriot Capital Funding Inc.                                                                     $85
Capital Southwest Corp.                                                                          $83
US Global Investments Inc.                                                                       $68
LaBranche & Co., Inc.                                                                            $67
Washington TR Bancorp Inc.                                                                       $64
Thomas Weisel Partners                                                                           $58
Gladstone Cap Corp.                                                                              $58
Duff & Phelps Corp.                                                                              $55
TICC Capital Corp.                                                                               $54
Heartland Financial USA                                                                          $53
HFF Inc.                                                                                         $50
Blackrock Kelso Capital Corp.                                                                    $46
UTD Community Financial                                                                          $45
Prospect Capital Corp.                                                                           $42
Cowen & Company, LLC                                                                             $29
Sanders Morris Harris Group, Inc.                                                                $21
Pennantpark Investment Corp.                                                                     $12


               NET ASSET VALUE, PURCHASE AND REDEMPTION OF SHARES

Net Asset Value

The net asset value of shares of each Portfolio is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Portfolio attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Portfolio because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.


Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices obtained from a broker-dealer. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 p.m. Eastern time. If no settlement price is available, the last traded price on such exchange will be used.


If market quotations for portfolio assets are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Portfolios' Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by a Portfolio is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Portfolios' Board and overseen primarily by the Portfolios' Pricing Committee.

Purchase and Redemption of Shares


Each Portfolio may suspend or postpone redemptions as permitted pursuant to
Section 22(e) of the 1940 Act. Generally, those circumstances are when: 1) the New York Stock Exchange ("NYSE") is closed other than customary weekend or holiday closings; 2) trading on the NYSE is restricted; 3) an emergency exists which makes the disposal of securities owned by a Portfolio or the fair determination of the value of a Portfolio's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.


Shares of each Portfolio will be continuously offered to each Company's separate accounts at the net asset value per share next determined after a proper purchase request has been received by the Company. The Company then offers to Contract owners units in its separate accounts which directly correspond to shares in the Portfolio. Each Company submits purchase and redemption orders to the Portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests which are furnished to the Company by such Contract owners. Contract owners can send such instructions and requests to the Companies by first class mail, overnight mail or express mail sent to the address set forth in the relevant Company's prospectus. Each Portfolio and the Distributor reserve the right to reject any purchase order for shares of a Portfolio.

Each investor in a Portfolio may add to or reduce its investment in the Portfolio on each day the Portfolio determines its net asset value. At the close of each such business day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals which are to be effected as of the close of business on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as the close of business on the following business day.

Payment for redeemed shares will ordinarily be made within seven (7) business days after a Portfolio receives a redemption order from the relevant Company. The redemption price will be the net asset value per share next determined after the Company receives the Contract owner's request in proper form.



The prospectus for each Company's variable annuity or variable life insurance policy describes the allocation, transfer and withdrawal provisions of such annuity or policy.

Redemptions and Purchases in Kind

The Trust, on behalf of each Portfolio, reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Trust, and valued as they are for purposes of computing a Portfolio's net asset value (a "redemption in kind"). If payment is made to a Portfolio shareholder in securities, the shareholder may incur transaction expenses in converting these securities into cash. The Trust, on behalf of each Portfolio, has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which each Portfolio is obligated to redeem shares with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio at the beginning of the period.

Each Portfolio may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under "Net Asset Value" as of the day the Portfolio receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for the Portfolio. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Portfolio; (ii) be acquired by the applicable Portfolio for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. When securities are used as payment for shares or as a redemption in kind from the Portfolio, the transaction fee will not be assessed. The shareholder will be charged the costs associated with receiving or delivering the securities. These costs include security movement costs and taxes and registration costs. Each Portfolio reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.


Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Portfolio shares or the retention and/or servicing of investors and Portfolio shares ("revenue sharing").

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each Portfolio, to financial advisors in connection with the sale and/or distribution of Portfolio shares or the retention and/or servicing of Portfolio investors and Portfolio shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any portfolio, any record keeping/sub-transfer agency/networking fees payable by each Portfolio (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each Portfolio with "shelf space" or access to a third party platform or portfolio offering list, or other marketing programs including, without limitation, inclusion of each Portfolio on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each Portfolio attributable to the financial advisor, the particular portfolio or portfolio type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from .01% up to .50% of assets of the Portfolio serviced and maintained by the financial advisor, .10% to .25% of sales of the Portfolio attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Portfolio or of any particular share class of the Portfolio. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this Portfolio.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each Portfolio has been advised that the Advisor, the Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors

AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network) Deutsche Bank Group
First Clearing/Wachovia Securities
Fiserv Trust Company
HD Vest Investment Securities, Inc.
ING Group
John Hancock Distributors LLC
LPL Financial
M.L. Stern & Co.
Marsh Insurance and Investment Company
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wachovia Securities
Wells Fargo Investments, LLC

Channel: Cash Product Platform

Allegheny Investments LTD
Bank of New York (Hare & Co.)
Bear, Stearns Securities Corp.
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Emmett A. Larkin Company
Fiduciary Trust Co. - International
First Southwest Company
Huntleigh Securities
Lincoln Investment Planning
LPL Financial
Mellon Financial Markets LLC
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
US Bancorp
UBS
William Blair & Company

Channel: Third Party Insurance Platforms

Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular DWS fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the Portfolio or of other portfolios. These payment arrangements, however, will not change the price that an investor pays for Portfolio shares or the amount that the Portfolio receives to invest on behalf of an investor and will not increase Portfolio expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

It is likely that broker-dealers that execute portfolio transactions for the Portfolio will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.




                             MANAGEMENT OF THE TRUST



Investment Advisor


Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, New York 10154, is part of Deutsche Asset Management ("DeAM"), and serves as the investment advisor for each Portfolio. Under the supervision of the Board of Trustees, DIMA or a subadvisor makes the Portfolios' investment decisions, buys and sells securities for each Portfolio and conducts research that leads to these purchase and sale decisions. The Advisor manages each Portfolio's daily investment and business affairs subject to the policies established by the Board of Trustees. DIMA and its predecessors have more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The Advisor or subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management ("DeAM") is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. The term "DWS Scudder" is the designation given to the products and services provided by DIMA and its affiliates to the DWS Mutual Funds.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for a Portfolio are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that the Portfolios are likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolios can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Portfolio.

Each Portfolio is managed by a team of investment professionals who each play an important role in the Portfolio's management process. Team members work together to develop investment strategies and select securities for a Portfolio's portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits Portfolio investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Portfolios, as well as team members who have other ongoing management responsibilities for each Portfolio, are identified in each Portfolio's prospectus, as of the date of the Portfolio's prospectus. Composition of the team may change over time, and Portfolio shareholders and investors will be notified of changes affecting individuals with primary management responsibilities.

Pursuant to an Investment Management Agreement between DIMA and each Portfolio (the "Investment Management Agreements"), the Advisor provides continuing investment management of the assets of the Portfolios. In addition to the investment management of the assets of the Portfolios, the Advisor determines the investments to be made for the Portfolios, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Portfolio's policies as stated in its Prospectus and SAI, or as adopted by the Portfolios' Board. The Advisor will also monitor, to the extent not monitored by the Portfolios' administrator or other agent, the Portfolios' compliance with its investment and tax guidelines and other compliance policies.

The Advisor provides assistance to the Portfolios' Board in valuing the securities and other instruments held by the Portfolios, to the extent reasonably required by valuation policies and procedures that may be adopted by the Portfolios.

Pursuant to the Investment Management Agreements, (unless otherwise provided in the agreement or as determined by the Portfolios' Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board members, officers, and executive employees of the Portfolios, including the Portfolios' share of payroll taxes, who are affiliated persons of the Advisor.

The Investment Management Agreements provide that the Portfolios are generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by the Portfolios, the Portfolios' custodian, or other agents of the Portfolios; taxes and governmental fees; fees and expenses of the Portfolios' accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Portfolio; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolios' business.

The Investment Management Agreements allow the Advisor to delegate any of its duties under the Agreement to a subadvisor, subject to a majority vote of the Board, including a majority of the Board who are not interested persons of the Portfolios, and, if required by applicable law, subject to a majority vote of the Portfolios' shareholders.

The Investment Management Agreements provide that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolios in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the agreement. The Investment Management Agreements may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Portfolios on 60 days' written notice.





Under the Investment Management Agreement, for the period from January 1, 2005 through September 18, 2005, Equity 500 Index VIP paid DIMA an annual fee based on its average daily net assets, which was calculated daily and paid monthly at the annual rate of 0.20%. Effective September 19, 2005, Equity 500 Index VIP pays the Advisor an annual fee equal to an annual rate of 0.20% of the first $1 billion of the Portfolio's average daily net assets, 0.175% of the next $1 billion of the Portfolio's average daily net assets and 0.150% of such net assets in excess of $2 billion, which is calculated daily and paid monthly.





For the fiscal years ended December 31, 2007, December 31, 2006 and December 31, 2005, DIMA earned $2,641,783, $2,632,731 and $1,890,261, respectively, as compensation for investment advisory services provided to Equity 500 Index VIP. During the same periods, DIMA reimbursed $491,063, $122,134 and $0, respectively, to the Portfolio to cover expenses.

Through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.28%, 0.53% and 0.63% for Class A, Class B and Class B2 shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The Advisor had contractually agreed to waive its fees and/or reimburse expenses of Equity 500 Index VIP, to the extent necessary, to maintain operating expenses at 0.30% of average daily net assets for Class A shares and 0.55% of average daily net assets for Class B shares through September 18, 2005. Effective September 19, 2005 through April 30, 2009, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 0.28%, 0.53% and 0.63% for Class A shares, Class B shares and Class B2 shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses.

The Investment Management Agreement provides for Small Cap Index VIP to pay the Advisor a fee, accrued daily and paid monthly, equal on an annual basis to 0.35% of the average daily net assets of the Portfolio.





For the fiscal years ended December 31, 2007, December 31, 2006 and December 31, 2005, DIMA received $1,724,231, $1,928,696 and $1,649,644, respectively, for investment advisory services provided to Small Cap Index VIP. During the same periods, DIMA reimbursed $106,628, $121,004 and $41,353, respectively, to the Portfolio to cover expenses.

Through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at 0.47% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Through May 31, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Portfolio to the extent necessary to maintain the Portfolio's operating expenses at 0.45% for Class A shares and 0.70% for Class B shares of DWS Small Cap Index VIP, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organization and offering expenses. In addition, from June 1, 2006 through September 30, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Portfolio to the extent necessary to maintain the Portfolio's operating expense at 0.483% for Class A shares and 0.733% for Class B shares of DWS Small Cap Index VIP, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organization and offering expenses. Through September 30, 2007, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 0.48% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses.





The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

The Investment Management Agreements for the Portfolios were last renewed by the Trustees on September 18, 2007. Each Agreement continues in effect until September 30, 2008 and from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Trustees or of a majority of the outstanding voting securities of the respective Portfolio. The Agreements may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of their assignment.

Under the Investment Management Agreements, each Portfolio is responsible for all of its other expenses, including clerical salaries; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; taxes and governmental fees; the charges of custodians, transfer agents and other agents; any other expenses, including clerical expenses, of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Fund who are not affiliated with the Advisor; and the cost of preparing and distributing reports and notices to shareholders. The Fund may arrange to have third parties assume all or part of the expense of sale, underwriting and distribution of a Portfolio's shares. Each Portfolio is also responsible for its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

In reviewing the terms of the Investment Management Agreements and in discussions with the Advisor concerning the Investment Management Agreements, Independent Trustees (as defined in the 1940 Act) of the Fund are represented by independent counsel at the Fund's expense.

The Investment Management Agreements provide that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Investment Management Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Investment Management Agreements.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Fund's custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions were not influenced by existing or potential custodial or other Fund relationships.

The Advisor may serve as Advisor to other funds with investment objectives and policies similar to those of the Portfolios that may have different distribution arrangements or expenses, which may affect performance.

Pursuant to DeAM procedures approved by the Boards on behalf of the DWS funds, proof of claim forms are routinely filed on behalf of the DWS funds by a third party service provider, with certain limited exceptions. The Boards of the DWS funds receive periodic reports regarding the implementation of these procedures.

None of the Officers and Trustees of the Fund may have dealings with the Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of the Fund.

In addition, the Board and shareholders have approved a subadvisor approval policy for the Portfolios (the "Subadvisor Approval Policy"). The Subadvisor Approval Policy permits the Advisor, subject to the approval of the Board, including a majority of its independent trustees, to appoint and replace subadvisors and to amend sub-advisory contracts without obtaining shareholder approval. Under the Subadvisor Approval Policy, the Board, including its independent trustees, will continue to evaluate and approve all new sub-advisory contracts between the Advisor and any subadvisor, as well as all changes to any existing sub-advisory contract. The Portfolio cannot implement the Subadvisor Approval Policy without the SEC either adopting revisions to current rules (as it proposed to do in October 2003) or granting the Portfolio exemptive relief from existing rules. The Portfolio and the Advisor would be subject to certain conditions imposed by the SEC (and certain conditions that may be imposed in the future within either exemptive relief or a rule) to ensure that the interests of the Portfolio and its shareholders are adequately protected whenever the Advisor acts under the Subadvisor Approval Policy, including any shareholder notice requirements.




Investment Sub-Advisor


NTI, 50 South LaSalle Street, Chicago, IL 60603, serves as investment sub-advisor pursuant to the terms of a Sub-Advisory Agreement between it and the Portfolios' Advisor, DIMA. NTI manages the investment and reinvestment of the Portfolios' assets. NTI will provide such investment advice, research and assistance as DIMA may, from time to time, reasonably request. NTI has served as sub-advisor for each Portfolio since April 25, 2003.

NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTI is a subsidiary of The Northern Trust Company ("TNTC").

TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, TNTC administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. TNTC is the principal subsidiary of Northern Trust Corporation, a company that is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.

Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of March 31, 2008, NTI and its affiliates had assets under custody of $4.0 trillion and assets under investment management of $778.6 billion.





DIMA compensates NTI out of its advisory fee. Pursuant to the sub-advisory agreement with DIMA, NTI receives an annual fee, paid monthly in arrears, from DIMA. For Equity 500 Index VIP, DIMA pays NTI 0.015% of the first $2 billion of the Portfolio's average daily net assets, 0.010% of the next $2 billion of such net assets and 0.005% of such net assets exceeding $4 billion. For Small Cap Index VIP, DIMA pays NTI 0.08% of the first $100 million of the Portfolio's average daily net assets, 0.04% of the next $400 million of such net assets and 0.020% of such net assets exceeding $500 million.

For the fiscal year ended December 31, 2007, Equity 500 Index VIP incurred fees of $149,837 to NTI, as compensation for investment sub-advisory services provided to the Portfolio, of which $60,527 was unpaid at December 31, 2007. For the fiscal year ended December 31, 2004, Small Cap Index VIP incurred fees of $246,945 to NTI, as compensation for investment sub-advisory services provided to the Portfolio, of which $132,136 was unpaid at December 31, 2007.

For the fiscal year ended December 31, 2006, DIMA paid $148,191 to NTI, as compensation for investment sub-advisory services provided to the Equity 500 Index VIP.

For the fiscal year ended December 31, 2006, DIMA paid $238,233 to NTI, as compensation for investment sub-advisory services provided to the Small Cap Index VIP.

For the fiscal year ended December 31, 2005, DIMA paid $108,808 to NTI, as compensation for investment sub-advisory services provided to the Equity 500 Index VIP.

For the fiscal year ended December 31, 2005, DIMA paid $210,942 to NTI, as compensation for investment sub-advisory services provided to the Small Cap Index VIP.

Codes of Ethics

The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Trust's Code of Ethics permits Portfolio personnel to invest in securities that may be purchased or held by the Portfolio for their own accounts, but requires compliance with the Code's pre-clearance requirements (with certain exceptions). In addition, the Trust's Code of Ethics provides for trading "blackout periods" that prohibit trading by Portfolio personnel within periods when the applicable Portfolio is trading in the same security. The Trust's Code of Ethics also prohibits short-term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

The Portfolios' Advisor and DWS-SDI have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act ("Consolidated Code"). The Consolidated Code permits access persons to trade in securities that may be purchased or held by a Portfolio for their own accounts, subject to compliance with the Consolidated Code's preclearance requirements. Among other things, the Consolidated Code also provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by the applicable Portfolio in the same security. The Consolidated Code also prohibits short-term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

NTI has adopted a code of ethics (the "NTI Code of Ethics") under Rule 17j-1 of the 1940 Act. The NTI Code of Ethics permits personnel, subject to the Code of Ethics and its provisions, to invest in securities, including securities that may be purchased or held by a Portfolio.





Compensation of Portfolio Managers

Compensation for NTI index portfolio managers is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on the overall financial performance of Northern Trust Corporation, the overall performance of the investment management unit plus a qualitative evaluation of each portfolio manager's performance and contribution to his or her respective team. For NTI index portfolio managers, the annual incentive award is not based on performance of the Portfolios or the amount of assets held in the Portfolios. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each of the Portfolios' Portfolio Manager, including investments by his immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Portfolios' most recent fiscal year end.

Name of                                              Dollar Range of
Portfolio Manager                                Portfolio Shares Owned
-----------------                                ----------------------

Brent Reeder                                               $0

Conflicts of Interest

In addition to managing the assets of the Portfolios, the Portfolio's portfolio managers may have responsibility for managing other client accounts of NTI or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) including the Portfolios, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the accounts. This information is provided as of each Portfolio's most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

                                                                                          Number of
                                                                                         Investment
                                                 Number of                            Company Accounts
                                                Registered       Total Assets of            with         Total Assets of
                           Name of Portfolio    Investment    Registered Investment   Performance-Based  Performance-Based
Name of Fund                    Manager          Companies          Companies                Fee           Fee Accounts
------------                    -------          ---------          ---------                ---               --------
Equity 500 Index VIP       Brent Reeder             18          $13,847,194,969               0                 $0
Small Cap Index VIP        Brent Reeder             18          $14,630,448,234               0                 $0

Other Pooled Investment Vehicles Managed:

                                                                                      Number of Pooled
                                                 Number of                               Investment
                                                  Pooled         Total Assets of        Vehicles with    Total Assets of
                           Name of Portfolio    Investment      Pooled Investment     Performance-Based  Performance-Based
Name of Fund               Manager               Vehicles            Vehicles                Fee           Fee Accounts
------------               -------               --------            --------                ---              ---------

Equity 500 Index VIP       Brent Reeder             30           $72,039,385,857              0                 $0
Small Cap Index VIP        Brent Reeder             30           $72,039,385,857              0                 $0

Other Accounts Managed:

                                                                                       Number of Other
                                                 Number of                              Accounts with    Total Assets of
                           Name of Portfolio       Other      Total Assets of Other   Performance-Based  Performance-Based
Name of Fund               Manager               Accounts            Accounts                Fee           Fee Accounts
------------               -------               --------            --------                ---              ---------

Equity 500 Index VIP       Brent Reeder             79           $50,557,125,284              0                 $0
Small Cap Index VIP        Brent Reeder             79           $50,557,125,284              0                 $0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Portfolios. NTI has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Portfolios and other client accounts.

Conflicts of Interest. NTI's portfolio managers are often responsible for managing one or more portfolio, as well as other accounts, including separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts that certain investments are made for some accounts and not others or conflicting investment positions are taken among accounts. The portfolio managers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. NTI seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, NTI has adopted policies limiting the circumstances under which cross-trades may be effected. NTI conducts periodic reviews of trades for consistency with these policies.




Administrator


The Portfolios have an administrative services agreements with the Advisor (the "Administrative Services Agreement"), pursuant to which the Advisor provides administrative services to the Portfolios including, among others, providing the Portfolios with personnel, preparing and making required filings on behalf of the Portfolios, maintaining books and records for the Portfolios, and monitoring the valuation of Portfolio securities. For all services provided under the Administrative Services Agreement, each Portfolio pays the Advisor a fee, computed daily and paid monthly, of 0.10% of the Portfolio's average daily net assets.

Under the Administrative Services Agreement, the Advisor is obligated on a continuous basis to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Portfolios. The Advisor provides each Portfolio with personnel; arranges for the preparation and filing of the Portfolios' tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the Portfolios' prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains the Portfolios' records; provides the Portfolios with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Portfolios; assists in the resolution of accounting issues that may arise with respect to the Portfolios; establishes and monitors the Portfolios' operating expense budgets; reviews and processes the Portfolios' bills; assists in determining the amount of dividends and distributions available to be paid by the Portfolios, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain Portfolio accounting services under the Administrative Services Agreement. The Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.





For the period June 1, 2006 through December 31, 2006, DIMA received $838,241 as compensation for administrative services to Equity 500 Index VIP. For the fiscal year ended December 31, 2007, DIMA received $1,336,734 as compensation for administrative services to Equity 500 Index VIP, of which $99,303 was unpaid at December 31, 2007.

For the period June 1, 2006 through December 31, 2006, DIMA received $325,511 as compensation for administrative services to Small Cap Index VIP. For the fiscal year ended December 31, 2007, DIMA received $492,638 as compensation for administrative services to Small Cap Index VIP, of which $32,672 was unpaid at December 31, 2007.

Pursuant to an agreement between the Advisor and State Street Bank and Trust Company ("SSB"), the Advisor has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the Advisor, not by the Portfolios.





Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend paying agent and shareholder servicing agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC, not by the Funds.




Distributor


DWS Scudder Distributors, Inc. ("DWS-SDI" or the "Distributor"), 222 South Riverside Plaza, Chicago, IL 60606, an affiliate of the Advisor, is the distributor for the Portfolios. DWS-SDI serves as the distributor for the Portfolios' shares to separate accounts of the Companies, for which it receives no separate fee from the Portfolios.




Distribution Plan. The Trust has adopted distribution plans on behalf of the Class B shares and Class B2 shares of Equity 500 Index VIP and on behalf of the Class B shares of Small Cap Index VIP (the "Plans") in accordance with Rule 12b-1 under the 1940 Act. The Plans permit the Portfolios to pay the Distributor for remittance directly or indirectly to a participating dealer, shareholder servicing agent, life insurance company or other applicable party a fee in an amount not to exceed 0.25% of the average daily net assets of such Portfolio under a Portfolio Participation Agreement, Service Agreement, Sub-Distribution Agreement, or other similar agreement which provides for investment in Class B or Class B2 shares, as applicable. Class B and Class B2 shares of Equity 500 Index VIP are subject to Rule 12b-1 distribution fees under the 1940 Act equal to an annual rate up to 0.25% of average daily net assets. In addition, Class B2 shares are subject to record keeping fees equal to an annual rate of up to 0.15% of average daily net assets.

The Distributor is authorized, pursuant to the Plan, to pay for anything reasonably designed to enhance sales or retention of shareholders and for the provision of services to shareholders of the Trust, including but not limited to: purchase advertising for the Class B or Class B2 shares, as applicable, pay for promotional or sales literature and make payments to sales personnel affiliated with it for their efforts in connection with sales of Class B or Class B2 shares, as applicable.

The Distributor provides the Trustees for their review, on a quarterly basis, a written report of the amounts expended under the Plans.

The Plans are subject to annual approval by the Trustees. The Plans are terminable at any time, without penalty, by a vote of a majority of the non-interested Trustees or by vote of a majority of the outstanding shares of the applicable Portfolio. The Plan may not be amended to increase materially the amount that may be spent for distribution by a Portfolio without the approval of a majority of the outstanding voting securities of that Portfolio. Once terminated, no further payments shall be made under the Plan notwithstanding the existence of any unreimbursed current or carried forward distribution expenses.


The Plans were adopted because of their anticipated benefit to the Portfolios. These anticipated benefits include increased promotion and distribution of the Portfolios' shares, an enhancement in the Portfolios' ability to maintain accounts and improve asset retention and increased stability of net assets for the Portfolios.

Expenses of the Portfolios and of the Distributor in connection with the Rule 12b-1 plan for the Class B and Class B2 shares are set forth below:





                                 Fiscal Year 2006       Fiscal Year 2007         Unpaid at December 31, 2007
                                 ----------------       ----------------         ---------------------------
Equity 500 Index VIP
Class B                              $180,061               $183,309                       $17,623
Class B2                             $143,299               $133,755                       $10,932

Small Cap Index VIP
Class B                              $140,286               $190,905                       $17,387


Custodian and Transfer Agent

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian for the Portfolios. As custodian, it holds the Portfolios' assets.


DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, with headquarters at 222 South Riverside Plaza, Chicago, IL 60606, is the transfer dividend-paying and shareholder service agent to the Trust replacing PFPC. Under its transfer agency agreement with the Trust, DWS-SISC maintains the shareholder account records for the Portfolios, handles certain communications between shareholders and the Portfolios and causes to be distributed any dividends and distributions payable by the Portfolios. DWS-SISC is an indirect, wholly owned subsidiary of Deutsche Bank AG.

The Transfer Agent receives an annual service fee for each account of the Fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.00 to $27.50 per account, for open wholesale money funds the fee is $32.50 per account, while for certain retirement accounts serviced on the recordkeeping system of ADP, Inc., the fee is a flat fee up to $3.60 per account (as of 2007, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in the Fund. Smaller fees are also charged for closed accounts for which information must be retained on the Transfer Agent's system for up to 18 months after closing for tax reporting purposes.

Certain out-of-pocket expenses incurred by the Transfer Agent, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by the Fund or are paid directly by the Fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping and processing of proxy statements, may only be reimbursed by the Fund with the prior approval of the Fund's Board.

For the fiscal year ended December 31, 2007, the amount charged to Equity 500 Index VIP by DWS-SISC aggregated $1,250, of which $1,250 was waived.

For the period January 1, 2006 through May 31, 2006, the amounts charged to the Equity 500 Index VIP by DWS-SISC aggregated $5,907. Under the new fee structure effective October 1, 2006 through December 31, 2006, the amount charged to Equity 500 Index VIP by DWS-SISC aggregated $330.

For the fiscal year ended December 31, 2007, the amount charged to Small Cap Index VIP by DWS-SISC aggregated $1,783, of which $1,385 was waived.

For the period January 1, 2006 through May 31, 2006, the amounts charged to the Small Cap Index VIP by DWS-SISC aggregated $3,401. Under the new fee structure effective October 1, 2006 through December 31, 2006, the amount charged to Small Cap Index VIP by DWS-SISC aggregated $420.


Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Portfolios. The costs and expenses of such delegation are borne by DWS-SISC, not by the Portfolios.

State Street Bank and Trust Company and DWS-SISC may be reimbursed by the Portfolios for out-of-pocket expenses.

Recordkeeping

Technically, the shareholders of the Portfolios of the Trust are the Participating Insurance Companies that offer the Portfolios as investment options for holders of certain variable annuity contracts and variable life insurance policies. Effectively, ownership of Portfolio shares is passed through to insurance company contract and policy holders. The holders of the shares of the Portfolios on the records of the Trust are the Participating Insurance Companies and no information concerning the Portfolio holdings of specific contract and policy holders is maintained by the Trust. The insurance companies place orders for the purchase and redemption of Portfolio shares with the Trust reflecting the investment of premiums paid, surrender and transfer requests and other matters on a net basis; they maintain all records of the transactions and holdings of Portfolio shares and distributions thereon for individual contract and policy holders; and they prepare and mail to contract and policy holders confirmations and periodic account statements reflecting such transactions and holdings.


The Portfolios of the Trust may compensate certain insurance companies for record keeping and other administrative services performed with regard to holdings of Class B2 (Equity 500 Index VIP only) shares as an expense of the Class B2 (Equity 500 Index VIP only) shares up to 0.15%. These fees are included within the "Other Expenses" category in the fee table for each Portfolio in the Class B Shares Prospectus (see "How Much Investors Pay" in a Portfolio's prospectus). In addition, the Advisor may, from time to time, pay from its own resources certain insurance companies for record keeping and other administrative services related to Class A, Class B and Class B2 (Equity 500 Index VIP only) shares of the Portfolios held by such insurance companies on behalf of their contract and policy holders.


Expenses

In addition to the fees of the Advisor, the Portfolios are responsible for the payment of all other expenses incurred in the operation of each Portfolio, which include, among other things, expenses for legal and independent auditors' services, charges of each Portfolio's custodian and transfer agent, SEC fees, a pro rata portion of the fees of the Trust's Independent Trustees and officers, accounting costs for reports sent to Contract owners, each Portfolio's pro rata portion of membership fees in trade organizations, a pro rata portion of the fidelity bond coverage for the Trust's officers, interest, brokerage and other trading costs, taxes, all expenses of computing each Portfolio's net asset value per share, expenses involved in registering and maintaining the registration of the Portfolios' shares with the SEC and qualifying each Portfolio for sale in various jurisdictions and maintaining such qualification, litigation and other extraordinary or non-recurring expenses. However, other typical Portfolio expenses, such as Contract owner servicing, distribution of reports to Contract owners and prospectus printing and postage, will be borne by the relevant Company.

Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as counsel to the Trust and the Portfolios.

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110-2624, serves as counsel to the Independent Trustees to the Trust.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, acts as Independent Registered Public Accounting Firm of the Trust and each Portfolio. PricewaterhouseCoopers LLP audits the financial statements of the Portfolios and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.


Regulatory Matters and Legal Proceedings

On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DIMA") and DIMA, the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DIMA and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DIMA and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DIMA and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") (now known as FINRA) announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DIMA") and Scudder Distributors, Inc. ("DWS-SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DIMA failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DWS-SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DIMA and DWS-SDI neither admitted nor denied any of the regulators' findings, DIMA, DIMA and DWS-SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DIMA and DWS-SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional information announced by DeAM regarding the terms of the settlements is available at www.dws-scudder.com/regulatory_settlements.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.




                              TRUSTEES AND OFFICERS


The following table presents certain information regarding the Board Members of the Trust. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested person" (as defined in the 1940
Act) of the Trust or the Advisor (each, an "Independent Board Member") is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust. Because the Portfolios do not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the DWS fund complex.

Independent Board Members

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Trust and Length of     Business Experience and                                        in DWS Fund
 Time Served(1)                   Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (1946)        President, Driscoll Associates (consulting firm); Executive           135
Chairperson since 2004,(2) and    Fellow, Center for Business Ethics, Bentley College;
Board Member since 1987           formerly: Partner, Palmer & Dodge (1988-1990); Vice President
                                  of Corporate Affairs and General Counsel, Filene's
                                  (1978-1988); Directorships: Trustee of 8 open-end mutual
                                  funds managed by Sun Capital Advisers, Inc. (since 2007);
                                  Director of ICI Mutual Insurance Company (since 2007);
                                  Advisory Board, Center for Business Ethics, Bentley College;
                                  Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company
                                  Institute (audit, executive, nominating committees) and
                                  Independent Directors Council (governance, executive
                                  committees)
--------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                   Consultant, World Bank/Inter-American Development Bank;               133
(1950)                            formerly: Project Leader, International Institute for Applied
Vice Chairperson since 2008, and  Systems Analysis (1998-2001); Chief Executive Officer, The
Board Member since 1993           Eric Group, Inc. (environmental insurance) (1986-1998)
--------------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)         Retired; formerly: Executive Vice President and Chief Risk            135
Board Member since 1999           Management Officer, First Chicago NBD Corporation/The First
                                  National Bank of Chicago (1996-1998); Executive Vice
                                  President and Head of International Banking (1995-1996);
                                  Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility
                                  company); Stockwell Capital Investments PLC (private equity);
                                  former Directorships: First Oak Brook Bancshares, Inc. and
                                  Oak Brook Bank
--------------------------------------------------------------------------------------------------------------------
 Henry P. Becton, Jr. (1943)      Vice Chair, WGBH Educational Foundation; Directorships:               135
 Board Member since               Association of Public Television Stations; Becton Dickinson
 1990                             and Company(3) (medical technology company); Belo
                                  Corporation(3) (media company); Boston Museum of Science;
                                  Public Radio International; former Directorships: American
                                  Public Television; Concord Academy; New England Aquarium;
                                  Mass. Corporation for Educational Telecommunications;
                                  Committee for Economic Development; Public Broadcasting
                                  Service
--------------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)               Managing General Partner, Exeter Capital Partners (a series           135
Board Member since                of private equity funds); Directorships: Progressive Holding
1996                              Corporation (kitchen goods importer and distributor); Natural
                                  History, Inc. (magazine publisher); Box Top Media Inc.
                                  (advertising); The Kennel Shop (retailer)
--------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss               Clinical Professor of Finance, NYU Stern School of Business           135
(1945)                            (1997-present); Member, Finance Committee, Association for
Board Member since                Asian Studies (2002-present); Director, Mitsui Sumitomo
2001                              Insurance Group (US) (2004-present); prior thereto, Managing
                                  Director, J.P. Morgan (investment banking firm) (until 1996)
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring                Jacob Safra Professor of International Banking and Professor,         135
(1946)                            Finance Department, The Wharton School, University of
Board Member since                Pennsylvania (since July 1972); Co-Director, Wharton
1990                              Financial Institutions Center (since July 2000); Director,
                                  Japan Equity Fund, Inc. (since September 2007), Thai Capital
                                  Fund, Inc. (since September 2007), Singapore Fund, Inc.
                                  (since September 2007); formerly: Vice Dean and Director,
                                  Wharton Undergraduate Division (July 1995-June 2000);
                                  Director, Lauder Institute of International Management
                                  Studies (July 2000-June 2006)
--------------------------------------------------------------------------------------------------------------------
William McClayton (1944)          Chief Administrative Officer, Diamond Management & Technology         135
Board Member since 2004           Consultants, Inc. (global management consulting firm)
                                  (2001-present); Directorship: Board of Managers, YMCA of
                                  Metropolitan Chicago; formerly: Senior Partner, Arthur
                                  Andersen LLP (accounting) (1966-2001); Trustee, Ravinia
                                  Festival
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                  President and Chief Executive Officer, The Pew Charitable             135
(1951)                            Trusts (charitable organization) (1994 to present); Trustee,
Board Member since                Thomas Jefferson Foundation (charitable organization) (1994
1995                              to present); Trustee, Executive Committee, Philadelphia
                                  Chamber of Commerce (2001 to 2007); Trustee, Pro Publica
                                  (2007-present) (charitable organization); formerly: Executive
                                  Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor
                                  Education (charitable organization) (2004-2005); Director,
                                  Viasys Health Care(3) (January 2007-June 2007)
--------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.            Private investor since October 2003; Trustee of 8 open-end            135
(1946)                            mutual funds managed by Sun Capital Advisers, Inc. (since
Board Member since                October 1998); formerly: Pension & Savings Trust Officer,
1993                              Sprint Corporation(3) (telecommunications) (November
                                  1989-September 2003)
--------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg            Retired; formerly: Consultant (1997-2001); Director, US               135
(1943)                            Government Accountability Office (1996-1997); Partner,
Board Member since                Fulbright & Jaworski, L.L.P. (law firm) (1978-1996);
1997                              Directorships: The William and Flora Hewlett Foundation;
                                  Service Source, Inc.; former Directorships: Mutual Fund
                                  Directors Forum (2002-2004), American Bar Retirement
                                  Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)        President, Robert H. Wadsworth & Associates, Inc. (consulting         138
Board Member since 1999           firm) (1983 to present).
--------------------------------------------------------------------------------------------------------------------

Interested Board Member

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Trust and Length of     Business Experience and                                        in DWS Fund
 Time Served(1)                   Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
 Axel Schwarzer(4)                Managing Director(5), Deutsche Asset Management; Head of              135
 (1958)                           Deutsche Asset Management Americas; CEO of DWS Scudder;
 Board Member since               formerly: board member of DWS Investments, Germany
 2006                             (1999-2005); Head of Sales and Product Management for the
                                  Retail and Private Banking Division of Deutsche Bank in
                                  Germany (1997-1999); various strategic and operational
                                  positions for Deutsche Bank Germany Retail and Private
                                  Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)
--------------------------------------------------------------------------------------------------------------------

Officers(6)

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position
 with the Trust and Length of     Business Experience and
 Time Served(7)                   Directorships During the Past 5 Years
--------------------------------------------------------------------------------------------------------------------
 Michael G. Clark(8) (1965)       Managing Director(5), Deutsche Asset Management (2006-present); President of
 President, 2006-present          DWS family of funds; Director, ICI Mutual Insurance Company (since
                                  October 2007); formerly: Director of Fund Board Relations (2004-2006) and
                                  Director of Product Development (2000-2004), Merrill Lynch Investment Managers;
                                  Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)
--------------------------------------------------------------------------------------------------------------------
 John Millette(9) (1962)          Director(5), Deutsche Asset Management
 Vice President and Secretary,
 1999-present
--------------------------------------------------------------------------------------------------------------------
 Paul H. Schubert(8) (1963)       Managing Director(5), Deutsche Asset Management (since July 2004); formerly:
 Chief Financial Officer,         Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family
 2004-present                     of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS
 Treasurer, 2005-present          Global Asset Management (1994-1998)
--------------------------------------------------------------------------------------------------------------------
 Patricia DeFilippis(8) (1963)    Vice President, Deutsche Asset Management (since June 2005); formerly: Counsel,
 Assistant Secretary,             New York Life Investment Management LLC (2003-2005); legal associate, Lord,
 2005-present                     Abbett & Co. LLC (1998-2003)
--------------------------------------------------------------------------------------------------------------------
 Elisa D. Metzger(8)  (1962)      Director(5), Deutsche Asset Management (since September 2005); formerly:
 Assistant Secretary,             Counsel, Morrison and Foerster LLP (1999-2005)
 2005-present
--------------------------------------------------------------------------------------------------------------------
 Caroline Pearson(9) (1962)       Managing Director(5), Deutsche Asset Management
 Assistant Secretary,
 1997-present
--------------------------------------------------------------------------------------------------------------------
 Paul Antosca(9)                  Director(5), Deutsche Asset Management (since 2006); formerly: Vice President,
 (1957)                           The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jack Clark (9)                   Director(5), Deutsche Asset Management (since 2007); formerly: Vice President,
 (1967)                           State Street Corporation (2002-2007)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Kathleen Sullivan D'Eramo(9)     Director(5), Deutsche Asset Management
 (1957)
 Assistant Treasurer,
 2003-present
--------------------------------------------------------------------------------------------------------------------
 Diane Kenneally(9)               Director(5), Deutsche Asset Management
 (1966)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jason Vazquez(8) (1972)          Vice President, Deutsche Asset Management (since 2006); formerly: AML
 Anti-Money Laundering            Operations Manager for Bear Stearns (2004-2006); Supervising Compliance
 Compliance Officer,              Principal and Operations Manager for AXA Financial (1999-2004)
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Robert Kloby(8) (1962)           Managing Director(5), Deutsche Asset Management (2004-present); formerly: Chief
 Chief Compliance Officer,        Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President,
 2006-present                     The Prudential Insurance Company of America (1988-2000); E.F. Hutton and
                                  Company (1984-1988)
--------------------------------------------------------------------------------------------------------------------
 J. Christopher Jackson(8)        Director(5), Deutsche Asset Management (2006-present); formerly: Director,
 (1951)                           Senior Vice President, General Counsel, and Assistant Secretary, Hansberger
 Chief Legal Officer,             Global Investors, Inc. (1996-2006); Director, National Society of Compliance
 2006-present                     Professionals (2002-2005) (2006-2009)
--------------------------------------------------------------------------------------------------------------------

(1) The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

(2) Represents the year in which Ms. Driscoll was first appointed Chairperson of certain DWS funds.

(3) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(4) The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the Portfolios.

(5)      Executive title, not a board directorship.

(6) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Portfolios.

(7) The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

(8)      Address:  345 Park Avenue, New York, New York 10154.

(9)      Address: Two International Place, Boston, Massachusetts 02110.

Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.

Officer's Role with Principal Underwriter:  DWS Scudder Distributors, Inc.

 Paul H. Schubert:                         Vice President
 Caroline Pearson:                         Secretary

Board Members' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Board. The primary responsibility of the Board is to represent the interests of the Portfolio and to provide oversight of the management of the Portfolios.

Board Committees. The Board has established the following standing committees:
Audit Committee, Nominating and Governance Committee, Contract Committee, Equity Oversight Committee, Fixed-Income and Quant Oversight Committee, Marketing and Shareholder Services Committee, and Operations Committee. For each committee, the Board has adopted a written charter setting forth each committee's responsibilities. Each committee was reconstituted effective April 1, 2008.

Audit Committee: The Audit Committee, which consists entirely of Independent Board Members, assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) the Portfolios' accounting and financial reporting policies and procedures, (3) the Portfolios' compliance with legal and regulatory requirements related to accounting and financial reporting and (4) the qualifications, independence and performance of the independent registered public accounting firm for the Portfolios. It also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for the Portfolios, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Portfolios' accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are William McClayton (Chair), Kenneth C. Froewiss (Vice Chair), John W. Ballantine, Henry P. Becton, Jr., Keith R. Fox and William N. Searcy, Jr. During the calendar year 2007, the Audit Committee of the Portfolios' Board held nine (9) meetings.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Board Members, recommends individuals for membership on the Board, nominates officers, board and committee chairs, vice chairs and committee members, and oversees the operations of the Board. The Nominating and Governance Committee also reviews recommendations by shareholders for candidates for Board positions. Shareholders may recommend candidates for Board positions by forwarding their correspondence by US mail or courier service to Dawn-Marie Driscoll, P.O. Box 100176, Cape Coral, FL 33904. The members of the Nominating and Governance Committee are Henry P. Becton, Jr. (Chair), Rebecca W. Rimel (Vice Chair), Paul K. Freeman and William McClayton. During the calendar year 2007, the Nominating/Corporate Governance Committee of the Portfolios' Board performed similar functions and held three (3) meetings.

Contract Committee: The Contract Committee, which consists entirely of Independent Board Members, reviews at least annually, (a) the Portfolios' financial arrangements with DIMA and its affiliates, and (b) the Portfolios' expense ratios. The members of the Contract Committee are Robert H. Wadsworth (Chair), Keith R. Fox (Vice Chair), Henry P. Becton, Jr., Richard J. Herring, William McClayton and Jean Gleason Stromberg.

Equity Oversight Committee: The Equity Oversight Committee reviews the investment operations of those Portfolios that primarily invest in equity securities (except for those funds managed by a quantitative investment team). The members of the Equity Oversight Committee are John W. Ballantine (Chair), William McClayton (Vice Chair), Henry P. Becton, Jr., Keith R. Fox, Richard J. Herring and Rebecca W. Rimel. During the calendar year 2007, the Equity Oversight Committee of the Portfolios' Board performed similar functions and held six (6) meetings.

Fixed-Income and Quant Oversight Committee: The Fixed-Income and Quant Oversight Committee reviews the investment operations of those Portfolios that primarily invest in fixed-income securities or are managed by a quantitative investment team. The members of the Fixed-Income and Quant Oversight Committee are William
N. Searcy, Jr. (Chair), Jean Gleason Stromberg (Vice Chair), Dawn-Marie Driscoll, Paul K. Freeman, Kenneth C. Froewiss and Robert H. Wadsworth. During the calendar year 2007, the Fixed-Income Oversight Committee of the Portfolios' Board performed similar functions and held six (6) meetings.

Marketing and Shareholder Services Committee: The Marketing and Shareholder Services Committee reviews the Portfolios' marketing program, sales practices and literature and shareholder services. The members of the Marketing and Shareholder Services Committee are Richard J. Herring (Chair), Dawn-Marie Driscoll (Vice Chair), Paul K. Freeman, Rebecca W. Rimel, Jean Gleason Stromberg and Robert H. Wadsworth. During the calendar year 2007, the Marketing/Distribution/Shareholder Service Committee of the Portfolios' Board performed similar functions and held seven (7) meetings.

The Operations Committee: The Operations Committee reviews the administrative operations, legal affairs and general compliance matters of the Portfolios. The Operations Committee reviews administrative matters related to the operations of the Portfolios, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements, valuation of Portfolio assets and securities and such other tasks as the full Board deems necessary or appropriate. The Operations Committee also oversees the valuation of the Portfolios' securities and other assets and determines, as needed, the fair value of Portfolio securities or other assets under certain circumstances as described in the Portfolios' Valuation Procedures. The Operations Committee has appointed a Valuation Sub-Committee, which may make determinations of fair value required when the Operations Committee is not in session. The members of the Operations Committee are Paul K. Freeman (Chair), Dawn-Marie Driscoll (Vice Chair), John W. Ballantine, Kenneth C. Froewiss, Rebecca W. Rimel and William N. Searcy, Jr. The members of the Valuation Sub-Committee are Kenneth C. Froewiss (Chair), John W. Ballantine, Dawn-Marie Driscoll (Alternate), Paul K. Freeman (Alternate), Rebecca W. Rimel (Alternate) and William N. Searcy, Jr. (Alternate). During the calendar year 2007, the Expenses/Operations Committee performed similar functions and each held nine (9) meetings and six (6) meetings, respectively.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

Remuneration. Each Independent Board Member receives compensation from the Portfolios for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Portfolios or any fund in the DWS fund complex.

Board Members who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from the Portfolios, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Portfolios. The following tables show compensation from the Portfolios and aggregate compensation from all of the funds in the DWS fund complex received by each Independent Board Member during the calendar year 2007. Mr. Schwarzer is an interested person of the Portfolios and received no compensation from the Portfolios or any fund in the DWS fund complex during the relevant periods.

                                                                  Aggregate
                                  Aggregate Compensation      Compensation from          Total Compensation
                                    from DWS Equity 500           DWS Small                from Fund and
  Name of Board Member                   Index VIP              Cap Index VIP            DWS Fund Complex(1)
  --------------------                   ---------              -------------            -------------------
  John W. Ballantine                         $0                       $0                       $215,000
  Henry P. Becton, Jr.(2)                $3,448                   $1,256                       $200,000
  Dawn-Marie Driscoll(2)(3)              $4,321                   $1,575                       $253,000
  Keith R. Fox(2)                        $3,473                   $1,265                       $203,000
  Paul K. Freeman(4)                         $0                       $0                       $265,000
  Kenneth C. Froewiss(2)                 $3,422                   $1,246                       $200,000
  Richard J. Herring(2)                  $3,330                   $1,215                       $195,000
  William McClayton(5)                       $0                       $0                       $205,000
  Rebecca W. Rimel(2)                    $3,245                   $1,183                       $194,000
  William N. Searcy, Jr.(2)              $3,422                   $1,246                       $200,000
  Jean Gleason Stromberg(2)              $3,231                   $1,179                       $189,000
  Robert H. Wadsworth                        $0                       $0                       $245,250

(1)      The DWS fund complex is composed of 138 funds as of December 31, 2007.

(2) Aggregate compensation includes amounts paid to the Board Members for special meetings of ad hoc committees of the board in connection with the consolidation of the DWS fund boards and various funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to the Portfolios' direct shareholders (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $1,000 for Mr. Becton, $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for Dr. Herring, $5,000 for Ms. Rimel, $1,000 for Mr. Searcy and $1,000 for Ms. Stromberg. These meeting fees were borne by the Advisor.

(3) Includes $50,000 in annual retainer fees received by Ms. Driscoll as Chairperson of certain DWS funds.

(4) Includes $25,000 paid to Dr. Freeman for numerous special meetings of an ad hoc committee in connection with board consolidation initiatives and $50,000 in annual retainer fees received by Dr. Freeman as Chairperson of certain DWS funds.

(5) Does not include $15,000 to be paid to Mr. McClayton in calendar year 2008 for numerous special meetings of an ad hoc committee of the former Chicago Board in connection with board consolidation initiatives.

Dr. Freeman, prior to his service as Independent Board Member, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members of the DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. ("DIMA") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Dr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Ownership in the Portfolios

The following table shows the dollar range of equity securities beneficially owned by each Board Member in the Portfolios and DWS fund complex as of December 31, 2007.

                                        Dollar Range of           Dollar Range of         Aggregate Dollar Range of
                                      Beneficial Ownership    Beneficial Ownership in      Ownership in all Funds
                                       in DWS Equity 500             DWS Small            Overseen by Board Member
Board Member                               Index VIP               Cap Index VIP         in the DWS Fund Complex(1)
------------                               ---------               -------------         --------------------------

Independent Board Member:
-------------------------

John W. Ballantine                            None                        None                 Over $100,000
Henry P. Becton, Jr.                          None                        None                 Over $100,000
Dawn-Marie Driscoll                           None                        None                 Over $100,000
Keith R. Fox                                  None                        None                 Over $100,000
Paul K. Freeman                               None                        None                 Over $100,000
Kenneth C. Froewiss                           None                        None                 Over $100,000
Richard J. Herring                            None                        None                 Over $100,000
William McClayton                             None                        None                 Over $100,000
Rebecca W. Rimel                              None                        None                 Over $100,000
William N. Searcy, Jr.                        None                        None                 Over $100,000
Jean Gleason Stromberg                        None                        None                 Over $100,000
Robert H. Wadsworth                           None                        None                 Over $100,000

Interested Board Member:
------------------------

Axel Schwarzer                                None                        None                 Over $100,000

(1) Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power, and when the Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over
         $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to the Portfolios, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2007. Immediate family members can be a spouse, children residing in the same household including step and adoptive children, and any dependents. The securities represent ownership in the Advisor or principal underwriter of the Portfolios and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the Portfolios (including Deutsche Bank AG).

                                                                                   Value of        Percent of
                                   Owner and                                     Securities on     Class on an
Independent                     Relationship to                     Title of     an Aggregate       Aggregate
Board Member                      Board Member         Company        Class          Basis            Basis
------------                      ------------         -------        -----          -----            -----

John W. Ballantine                                      None
Henry P. Becton, Jr.                                    None
Dawn-Marie Driscoll                                     None
Keith R. Fox                                            None
Paul K. Freeman                                         None
Kenneth C. Froewiss                                     None
Richard J. Herring                                      None
William McClayton                                       None
Rebecca W. Rimel                                        None
William N. Searcy, Jr.                                  None
Jean Gleason Stromberg                                  None
Robert H. Wadsworth                                     None

Securities Beneficially Owned

As of April 8, 2008, the Board Members and officers of the Trust owned, as a group, less than 1% of the outstanding shares of each Portfolio.

To the best of each Portfolio's knowledge, as of April 8, 2008, no person owned of record or beneficially 5% or more of any class of the Portfolio's outstanding shares, except as noted below.

DWS Equity 500 Index VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

LINCOLN NATIONAL LIFE INSURANCE                              34,453,818.79                  52.9% of Class A
VARIABLE LIFE ACCOUNT M
FORT WAYNE IN  46802-3506

ZURICH DESTINATIONS/ FARMERS FUND                            11,411,942.79                  17.52% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

PHOENIX HOME LIFE INSURANCE CO                               5,383,467.05                   8.27% of Class A
ATTN BRIAN COOPER
RENSSELAER NY  12144-9681

ALLMERICA LIFE SVSII                                         4,559,368.12                     7% of Class A
TOPEKA KS  66636-0001

PHOENIX LIFE INSURANCE CO                                    3,316,876.49                   5.09% of Class A
ATTN BRIAN COOPER
RENSSELAER NY  12144-9749

LINCOLN NATIONAL LIFE INSURANCE                              3,309,136.40                   82.66% of Class B
VARIABLE LIFE ACCOUNT M
FORT WAYNE IN  46802-3506

LINCOLN NATIONAL LIFE INS                                     363,444.14                    9.08% of Class B
SEPARATE ACCOUNT M1
FORT WAYNE IN  46802-3506

LINCOLN BENEFIT LIFE                                          251,232.96                    6.28% of Class B
VARIABLE ACCOUNT
ATTN ACCTNG FINANCIAL CONTROL TEAM
VERNON HILLS IL  60061-1826

THE MANUFACTURES LIFE INS CO (USA)                           2,127,144.36                  73.26% of Class B2
BOSTON MA  02116-3787

METLIFE LIFE & ANNUITY CO OF CT                               413,889.25                   14.25% of Class B2
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

METLIFE INSURANCE CO OF CT                                    360,722.03                   12.42% of Class B2
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027


DWS Small Cap Index VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

LINCOLN NATIONAL LIFE INSURANCE                              10,330,999.20                  49.85% of Class A
FORT WAYNE IN  46802-3506

NYLIAC                                                       2,314,766.88                   11.17% of Class A
ATTN ASHESH UPADHYAY
PARSIPPANY NJ  07054-1007

PRUBENEFIT LAUREATE                                          1,159,687.79                    5.6% of Class A
LIVINGSTON NJ  07039-2729

LINCOLN NATIONAL LIFE INSURANCE                              2,361,583.26                   51.63% of Class B
VARIABLE LIFE ACCOUNT M
FORT WAYNE IN  46802-3506

JEFFERSON PILOT FINANCIAL INS CO                             1,050,855.33                   22.97% of Class B
JPF SEPARATE ACCOUNT A
C/O LINCOLN FINANCIAL GROUP
ATTN JENNIFER KROUSE MS2H17
FORT WAYNE IN  46802-3506

SUN LIFE ASSURANCE CO OF CANADA US                            280,854.95                    6.14% of Class B
ATTN VUL ACCOUNTING CNTRL SC4319
WELLESLEY HLS MA  02481





Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain DWS Funds (the "Affected Funds"), DIMA has agreed to indemnify and hold harmless the Affected Funds ("Fund Indemnification Agreement") against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Affected Funds or DIMA ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Affected Funds against the Affected Funds, their directors and officers, DIMA and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Affected Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify certain (or, with respect to certain Affected Funds, all) of the Independent Trustees of the Affected Funds, against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected Funds' Board determines that the Independent Trustees ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustees to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a director or trustee of the Affected Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DIMA will survive the termination of the investment management agreements between DIMA and the Affected Funds.




                             PROXY VOTING GUIDELINES

The Portfolios have delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Portfolios have delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Portfolio's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Portfolios, and the interests of the Advisor and its affiliates, including the Portfolios' principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Portfolio's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the Advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the Advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.


You may obtain information about how a Portfolio voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC's Web site at www.sec.gov or by visiting our Web site at:
www.dws-scudder.com (click on "proxy voting" at the bottom of the page).


                           ORGANIZATION OF THE TRUST


The Trust was organized on January 18, 1996, under the laws of the Commonwealth of Massachusetts. Effective April 30, 2000, the Trust's name changed from BT Insurance Funds Trust to Deutsche Asset Management VIT Funds. Effective May 19, 2003, the Trust's name changed to Scudder Investments VIT Funds. Effective February 6, 2006, the Trust's name changed to DWS Investments VIT Funds. The Portfolios are separate series of the Trust. The Trust offers shares of beneficial interest of the Portfolios and the Trust's other series, par value $0.001 per share. The shares of the series of the Trust are offered through separate Prospectuses. No series of shares has any preference over any other series. All shares, when issued, will be fully paid and nonassessable. The Trust's Board of Trustees has the authority to create additional series without obtaining shareholder approval. Small Cap Index VIP offers two classes of shares: Class A and Class B. Equity 500 Index VIP offers three classes of shares: Class A, Class B and Class B2.

The Trust is a Massachusetts business trust organized under the laws of Massachusetts and is governed by an Amended and Restated Declaration of Trust, dated June 27, 2006, as may be further amended from time to time (the "Declaration of Trust"). All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights (except as may be determined by the Board of Trustees) and are redeemable as described in the SAI and a Portfolio's prospectus. Each share has equal rights with each other share of the same class of the Portfolio as to voting, dividends, exchanges, conversion features and liquidation.
Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.


A Portfolio generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election or removal of trustees if a meeting is called for such purpose; (b) an amendment of the Declaration of Trust; and (c) such additional matters as may be required by law or as the Trustees may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the Trust's By-laws. The By-laws currently in effect provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting (or of an individual series or class if required to vote separately) shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust.

On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the Trust's By-Laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and
(b) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

The Declaration of Trust provides that the Board of Trustees may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Trustees, in its sole discretion, also may cause the Trust to redeem all of the shares of the Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including
(a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder's failure to provide sufficient identification to permit the Trust to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board of Trustees determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when a Portfolio is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Trust. The Declaration of Trust also authorizes the Board of Trustees to terminate a Portfolio or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.

Upon the termination of the Trust or any series, after paying or adequately providing for the payment of all liabilities which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or property of the series, in cash or in kind or partly each, to the shareholders of the Trust or the series involved, ratably according to the number of shares of the Trust or such series held by the several shareholders of the Trust or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among shareholders (including differences among shareholders in the same series or class).

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Portfolio. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Portfolio and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Portfolio or the Portfolio's trustees. Moreover, the Declaration of Trust provides for indemnification out of Portfolio property for all losses and expenses of any shareholder held personally liable for the obligations of the Portfolio and the Portfolio may be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Portfolio itself is unable to meet its obligations.

Each Portfolio is available only to owners of variable annuity or variable life insurance policies issued by the Companies through their respective separate accounts and may also be sold to certain tax qualified plans. Each Portfolio does not currently foresee any disadvantages to Contract owners arising from offering its shares to variable annuity and variable life insurance policy separate accounts simultaneously, and the Board of Trustees monitors events for the existence of any material irreconcilable conflict between or among Contract owners. If a material irreconcilable conflict should arise, one or more separate accounts, could withdraw their investment in a Portfolio. This could possibly force a Portfolio to sell portfolio securities at disadvantageous prices. Each Company will bear the expenses of establishing separate portfolios for its variable annuity and variable life insurance separate accounts if such action becomes necessary; however, in such event ongoing expenses that are ultimately borne by Contract owners would likely increase due to the loss of economies of scale benefits that can be provided to mutual funds with substantial assets.


                       DIVIDENDS, CAPITAL GAINS AND TAXES

Set forth below is a discussion of certain US federal income tax consequences relating to the ownership of shares in the Portfolios by life insurance companies for the purpose of funding variable life insurance policies. This discussion does not purport to be complete or to deal with all aspects of federal income taxation. It deals only with the status of the Portfolios as regulated investment companies ("RICs") under subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the application of the diversification rules of Section 817(h) of the Code. This discussion is based upon the present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.

The discussion below is generally based on the assumption that the shares of each Portfolio will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the Portfolios' shares will be currently taxed on the Portfolios' distributions, and on the proceeds of any redemption of the Portfolios' shares, under the Code rules. For information concerning the federal tax consequences to a holder of a variable contract, refer to the prospectus for the particular contract. Because insurance companies (and certain other investors) will be the only shareholders of a Portfolio, no attempt is made here to particularly describe the tax aspects of an investment in such a Portfolio.

Taxation of the Portfolios

Each Portfolio of the Fund has elected to be treated as a RIC under subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Portfolio must, among other things,

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (ii) net income derived from interests in "qualified publicly traded partnerships" (as defined below);

(b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Portfolio's total assets consists of cash and cash items, US government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Portfolio's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested (x) in the securities (other than those of the US Government or other RICs) of any one issuer or of two or more issuers which the Portfolio controls and which are engaged in the same, similar, or related trades or businesses; or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as the term is defined in the Code without regard to the deduction for dividends paid -- generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (x) interests in which are traded on established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources defined in Code section 7704(d), and
(z) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

 For purposes of meeting the diversification requirement described in (b) above, in the case of a Portfolio's investment in loan participations, the Portfolio shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. Also, for purposes of (b) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

If a Portfolio qualifies as a regulated investment company that is accorded special tax treatment, the Portfolio will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends).

If a Portfolio were to fail to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders, and (2) each insurance company separate account invested in the Portfolio would fail to satisfy the diversification requirements described above, with the result that the contracts supported by that account would no longer be eligible for tax deferral. All distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

Tax Effects of Certain Transactions

A Portfolio's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Portfolio to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Portfolio may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Some of the Portfolios may invest directly or indirectly in residual interests in real estate mortgage conduits ("REMICs") or taxable mortgage pools ("TMPs"). Under a notice recently issued by the IRS and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Portfolio's income (including income allocated to a Portfolio from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or a TMP (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related residual interest directly. As a result, a life insurance company separate account funding a variable contract may be taxed currently to the extent of its share of a Portfolio's excess inclusion income, as described below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income ("UBTI") to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax, and (iv) in the case of a life insurance company separate account funding a variable contract, cannot be offset by an adjustment to the reserves and thus is not eligible for tax deferral.

Variable Contracts

Each Portfolio also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of a Portfolio as assets of the related separate account, these regulations are imposed on the assets of a Portfolio. Specifically, the regulations provide that, after a one year start-up period or, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each US Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), US Government securities and securities of other regulated investment companies. Failure by a Portfolio to satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service ("IRS") based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts.

The IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-deferred treatment described above. The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. A contract holder's control of the investments of the separate accounts in this case is similar to, but different in certain respects from, those described by the IRS in rulings. The Portfolios have objectives and strategies that are not materially narrower in focus than the investment strategies described in more recent IRS rulings in which strategies, such as large company stocks, international stocks, small company stocks, mortgage-based securities, telecommunications stocks and financial services stocks, were held not to constitute sufficient control over individual investment decisions so as to cause ownership of such investments to be attributable to contract owners. The Regulations proposed by the Treasury Department in the summer of 2004 relating to Section 817(h) and current published IRS guidance do not directly speak to the strategies such as those reflected in the Portfolios, described above. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of "investor control" over a separate account's investments in funds such as the Portfolios, and such guidance could affect the treatment of the Portfolios described herein, including retroactively.

In the event that additional rules or regulations are adopted, there can be no assurance that a Portfolio will be able to operate as currently described, or that such Portfolio will not have to change its investment objective or investment policies. A Portfolio's investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Portfolio.

Other Taxation

Under Treasury Regulations, if a shareholder recognizes a loss on a disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting, requirement, but under current guidance, shareholders of a regulated investment company are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

Investment by a Portfolio in "passive foreign investment companies" ("PFICs") could subject the Portfolio to US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Portfolio shareholders. However, a Portfolio also may make an election to mark the gains (and to a limited extent the losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Portfolio's taxable year. Such gains and losses are treated as ordinary income and loss. A Portfolio may also elect to treat a PFIC as a "qualified electing fund" ("QEF election"), in which case the Portfolio will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Portfolio to avoid taxation. Making either of these elections therefore may require a Portfolio to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Portfolio's total return.

Distributions from the Portfolios

Each Portfolio intends to follow the practice of distributing at least annually substantially all of its investment company taxable income which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Portfolio may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, a Portfolio may retain all or part of such net capital gain for reinvestment, after paying the related federal taxes. Amounts not distributed on a timely basis by RICs in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Portfolio level. The excise tax is generally inapplicable to any RIC whose sole shareholders are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts.

Each Portfolio intends to distribute investment company taxable income and any net realized capital gains in April each year. Additional distributions may be made if necessary.

All distributions will be made in shares of a Portfolio. Both dividends and capital gain distributions will be reinvested in additional shares of such a Portfolio unless an election is made on behalf of a separate account to receive dividends and capital gain distributions in cash.

Shareholders of the Portfolios may be subject to state and local taxes on distributions received from such Portfolios and on redemptions of their shares.

Each distribution is accompanied by a brief explanation of the form and character of the distribution.

The Fund is organized as a Massachusetts business trust, and neither the Fund nor the Portfolios are liable for any income or franchise tax in the Commonwealth of Massachusetts providing each Portfolio continues to qualify as a regulated investment company under Subchapter M of the Code.

The federal income tax discussion set forth above is for general information only. Prospective holders of a variable contracts should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of a Portfolio, as well as the effects of state, local and foreign tax law and any proposed tax law changes.




                              FINANCIAL STATEMENTS


The audited financial statements, including the investment portfolio of each Portfolio, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Portfolios' Annual Reports to Shareholders of the Portfolio dated December 31, 2007, are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information. A copy of a Portfolio's Annual Report may be obtained without charge by contacting the Customer Service Center at the telephone number shown in the contract Prospectus.



                                    APPENDIX

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of long-term securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality

Description of Moody's Corporate Bond Ratings:

Aaa -- Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds rated Baa are considered as medium-grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such, bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both (good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C -- Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through Caa in its corporate bond system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


Description of S&P's Corporate Bond Ratings:

AAA -- Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB -- Debt rate BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC -- Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC -- Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C -The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI -- The rating CI is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) or MINUS (-) -- The ratings from "AA" through "CC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



                      Investment Advisor of each Portfolio
                  DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

                    Investment Sub-Advisor of each Portfolio
                        NORTHERN TRUST INVESTMENTS, N.A.

                                  Administrator
                  DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

                                   Distributor
                         DWS SCUDDER DISTRIBUTORS, INC.

                                    Custodian
                       STATE STREET BANK AND TRUST COMPANY

                                 Transfer Agent
                     DWS SCUDDER INVESTMENTS SERVICE COMPANY


                  Independent Registered Public Accounting Firm
                           PRICEWATERHOUSECOOPERS LLP

                                     Counsel
                          WILLKIE FARR & GALLAGHER LLP


                              --------------------

         No person has been authorized to give any information or to make any representations other than those contained in the Trust's Prospectuses, its Statement of Additional Information or the Trust's official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectuses nor this SAI constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.
                              --------------------

                                     PART C
                                     ------

                                OTHER INFORMATION
                                -----------------

Item 23.      Exhibits
--------      --------

                                    Description
                                    -----------

                  (a)(1)            Amended and Restated Declaration of Trust, dated June 27, 2006, is incorporated by reference to Exhibit a(1) to Post-Effective Amendment No. 28 filed with the Securities and Exchange Commission on April 30, 2007.

                  (b)(1)            The Registrant's By-Laws, dated June 27, 2006, are incorporated by reference to Exhibit
                                    b(1) to Post-Effective Amendment No. 28 filed with the Securities and Exchange Commission on April 30, 2007.

                  (c)               Not Applicable.

                  (d)(1)            Amended and Restated Investment Management Agreement, dated June 1, 2006, as revised
                                    January 1, 2007, among DWS Investments VIT Funds, on behalf of DWS Equity 500 Index VIP and DWS Small Cap Index VIP, and Deutsche Investment Management Americas Inc., is
                                    incorporated by reference to Exhibit d(1) to Post-Effective Amendment No. 28 filed with the Securities and Exchange Commission on April 30, 2007.

                  (d)(2)            Investment Sub-Advisory Agreement, dated April 30, 2003, on behalf of the Small Cap Index
                                    Fund, Equity 500 Index Fund, EAFE(R) Equity Index Fund, U.S. Bond Index Fund, and NASDAQ
                                    100 Index Fund between Deutsche Asset Management Inc. and Northern Trust Investments,
                                    Inc., is incorporated by reference to Exhibit d(7) to Post-Effective Amendment No. 19 filed with the Securities and Exchange Commission on April 30, 2003.

                  (e)(1)            Distribution Agreement, dated December 31, 2000, between Deutsche Asset Management
                                    VIT Funds Trust and PFPC Distributors, Inc., is incorporated by reference to Exhibit
                                    e(1) to Post-Effective Amendment No. 10 filed with the Securities and Exchange
                                    Commission on April 12, 2001.

                  (e)(2)            Amendment to Distribution Agreement, dated May 1, 2003, between Scudder Investments VIT Funds and Scudder Distributors, Inc. is incorporated by reference to Exhibit e(3) to Post-Effective
                                    Amendment No. 22 filed with the Securities and Exchange Commission on April 29, 2005.

                  (e)(3)            Amendment to Distribution Agreement, dated May 1, 2003, between Scudder Investments VIT
                                    Funds and Scudder Distributors, Inc. is incorporated by reference to Exhibit e(3) to
                                    Post-Effective Amendment No. 22 filed with the Securities and Exchange Commission on
                                    April 29, 2005.

                  (f)               Not Applicable.



                                       2

                  (g)(1)            Master Custodian Agreement between the Registrant and State Street Bank and Trust
                                    Company, dated February 1, 2007, is filed herein.

                  (h)(1)            Transfer Agency and Service Agreement, dated June 1, 2006, between the Registrant and DWS
                                    Scudder Investments Service Company is incorporated by reference to Exhibit h(1) to
                                    Post-Effective Amendment No. 28 filed with the Securities and Exchange Commission on
                                    April 30, 2007.

                  (h)(2)            Agency Agreement, dated January 15, 2003, between Scudder Investments Service Company and
                                    DST Systems, Inc., is incorporated by reference to Exhibit h(11) to Post-Effective
                                    Amendment No. 21 filed with the Securities and Exchange Commission on May 1, 2004.

                  (h)(3)            Letters of Indemnity to the Scudder Funds and Independent Directors/Trustees dated
                                    October 8, 2004 is incorporated by reference to Exhibit (h)(15) to Post-Effective
                                    Amendment No. 22 filed with the Securities and Exchange Commission on April 29, 2005.

                  (h)(4)            Amended Administrative Services Agreement, dated June 1, 2006 and revised as of October
                                    1, 2007, among DWS Investments VIT Funds, on behalf of DWS Equity 500 Index VIP and DWS
                                    Small Cap Index VIP, and Deutsche Investment Management Americas Inc., is filed herein.

                  (h)(5)            Form of Mutual Fund Rule 22c-2 Information Sharing Agreement between DWS Scudder Distributors,
                                    Inc. and certain financial intermediaries is filed herein.

                  (h)(6)            Agency Agreement Fee Schedule dated October 1, 2006 is incorporated by reference to
                                    Exhibit (h)(8) to Post-Effective Amendment No. 28 filed with the Securities and Exchange
                                    Commission on April 30, 2007.

                  (h)(7)            Form of an Expense Limitation Agreement between the Registrant and Deutsche Investment
                                    Management Americas Inc. is filed herein.

                  (i)               Legal Opinion of Willkie Farr & Gallagher LLP, is incorporated by reference to Exhibit i to Post-Effective Amendment No. 21 filed with the Securities and Exchange Commission on
                                    May 1, 2004.

                  (j)               Consent of Independent Registered Public Accounting Firm is filed herein.

                  (k)               Not Applicable.

                  (l)(1)            The form of Purchase Agreement relating to Initial Capital is incorporated by reference to Amendment No. 1 filed with the Securities and Exchange Commission on September 18,
                                    1996.

                  (l)(2)            The form of Purchase Agreement relating to Small Cap Fund and International Equity Fund, is incorporated by reference to Pre-Effective Amendment No. 1 filed with the Securities and Exchange Commission on September 20, 1996.

                  (l)(3)            The form of Purchase Agreement relating to Small Cap Index Fund, EAFE(R) Equity Index Fund and Equity 500 Index Fund, is incorporated


                                       3

                                    by reference to Post-Effective Amendment No. 1 filed with the Securities and Exchange
                                    Commission on November 22, 1996.

                  (m)               Rule 12b-1 Plan. Distribution Plan for Class B Shares, is incorporated by reference to
                                    Exhibit m to Post-Effective Amendment No. 20 filed with the Securities and Exchange
                                    Commission on May 1, 2003.

                  (n)               Form of DWS Funds Amended and Restated Multi-Distribution System Plan, pursuant to Rule
                                    18f-3 is incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 28 filed with the Securities and Exchange Commission on April 30, 2007.

                  (p)(1)            Code of Ethics of Deutsche Asset Management - U.S., dated January 1, 2008, is filed herein.

                  (p)(2)            Code of Ethics of Northern Trust Investments, Inc. is incorporated by reference to
                                    Post-Effective Amendment No. 27 filed with the Securities and Exchange Commission on
                                    April 28, 2006.

                  (p)(3)            Consolidated Code of Ethics for all DWS Funds is incorporated by reference to
                                    Post-Effective Amendment No. 27 filed with the Securities and Exchange Commission on
                                    April 28, 2006.

Item 24.      Persons Controlled by or Under Common Control with Registrant
--------      -------------------------------------------------------------

              Not Applicable.

Item 25.      Indemnification
--------      ---------------

              Article IV of the Registrant's Agreement and Declaration of Trust (Exhibit (a)(1) hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

              The Registrant has purchased insurance policies insuring its officers and trustees against certain liabilities which such officers and trustees may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and trustees by way of indemnification against such liabilities, subject to certain deductibles.

              Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

              Deutsche Investment Management Americas Inc. (hereafter, "DIMA"), the investment advisor, has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Independent Trustees) and consultants, whether retained by the Registrant or the Independent Trustees, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant ("Private Litigation and Enforcement Actions"). In the event that this indemnification is unavailable to the Registrant for any reason, then DIMA has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of DIMA and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided, that if no final determination is made in such action or proceeding as to the relative fault of DIMA and the Registrant, then DIMA shall pay the entire amount of such loss, damage, liability or expense.

              In recognition of its undertaking to indemnify the Registrant, and in light of the rebuttable presumption generally afforded to non-interested board members of an investment company that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Independent Trustees against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Independent Trustees, arising from the matters alleged in any Private Litigation and Enforcement Actions or matters arising from or similar in subject matter to the matters alleged in the Private Litigation and Enforcement Actions (collectively, "Covered Matters"), including without limitation:

              1. all reasonable legal and other expenses incurred by the Independent Trustees in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

              2. all liabilities and reasonable legal and other expenses incurred by any Independent Trustee in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

              3. any loss or reasonable legal and other expenses incurred by any Independent Trustee as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DIMA (or by a representative of DIMA acting as such, acting as a representative of the Registrant or of the Independent Trustees or acting otherwise) for the benefit of the Independent Trustee, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DIMA, any of its corporate affiliates, or any of their directors, officers or employees;

              4. any loss or reasonable legal and other expenses incurred by any Independent Trustee, whether or not such loss or expense is incurred with respect to a Covered Matter, which is otherwise covered under the terms of any specified policy of insurance, but for which the Independent Trustee is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to DIMA or any affiliate thereof having received advancement of expenses or indemnification under that policy for or with respect to any Covered Matter; provided, that the total amount that DIMA will be obligated to pay under this provision for all loss or expense shall not exceed the amount that DIMA and any of its affiliates actually receive under that policy of insurance for or with respect to any and all Covered Matters; and

              5. all liabilities and reasonable legal and other expenses incurred by any Independent Trustee in connection with any proceeding or action to enforce his or her rights under the agreement, unless DIMA prevails on the merits of any such dispute in a final, nonappealable court order.

                     DIMA is not required to pay costs or expenses or provide indemnification to or for any individual Independent Trustee (i) with respect to any particular proceeding or action as to which the Board of the Registrant has determined that such Independent Trustee ultimately would not be entitled to indemnification with respect thereto, or
                     (ii) for any liability of the Independent Trustee to the Registrant or its shareholders to which such Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee's duties as a Trustee of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that DIMA has paid costs or expenses under the agreement to any individual Independent Trustee with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Independent Trustee's liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee's duties as a Trustee of the Registrant, such Independent Trustee has undertaken to repay such costs or expenses to DIMA.

Item 26.      Business and Other Connections of Investment Advisor
--------      ----------------------------------------------------

              During the last two fiscal years, no director or officer of Deutsche Investment Management Americas Inc., the investment advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

Item 27.      Principal Underwriters
--------      ----------------------

              (a)

              DWS Scudder Distributors, Inc. acts as principal underwriter of the Registrant's shares and acts as principal underwriter for registered open-end management investment companies other funds managed by Deutsche Investment Management Americas Inc.

              (b)

              Information on the officers and directors of DWS Scudder Distributors, Inc., principal underwriter for the Registrant, is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

                      (1)                                  (2)                                (3)
          DWS Scudder
          Distributors, Inc.
          Name and Principal               Positions and Offices with               Positions and
          Business Address                 DWS Scudder Distributors, Inc.           Offices with Registrant
          ----------------                 ------------------------------           -----------------------

          Philipp Hensler                  Director, Chairman of the Board          None
          345 Park Avenue                  and CEO
          New York, NY 10154



                                       6

                      (1)                                  (2)                                (3)
          DWS Scudder
          Distributors, Inc.
          Name and Principal               Positions and Offices with               Positions and
          Business Address                 DWS Scudder Distributors, Inc.           Offices with Registrant
          ----------------                 ------------------------------           -----------------------

          Michael Colon                    Director and Chief Operating             None
          345 Park Avenue                  Officer
          New York, NY 10154

          Thomas Winnick                   Director and President                   None
          345 Park Avenue
          New York, NY 10154

          Cliff Goldstein                  Chief Financial Officer and              None
          60 Wall Street                   Treasurer
          New York, NY 10005

          Robert Froehlich                 Vice President                           None
          222 South Riverside Plaza
          Chicago, IL 60606

          Paul Schubert                    Vice President                           Chief Financial
          345 Park Avenue                                                           Officer and Treasurer
          New York, NY 10154

          Mark Perrelli                    Vice President                           None
          222 South Riverside Plaza
          Chicago, IL 60606

          Donna White                      Chief Compliance Officer                 None
          345 Park Avenue
          New York, NY 10154

          Jason Vazquez                    Vice President and AML Compliance        AML Compliance Officer
          345 Park Avenue                  Officer
          New York, NY 10154

          Caroline Pearson                 Secretary                                Assistant Secretary
          Two International Place
          Boston, MA 02110

          Philip J. Collora                Assistant Secretary                      None
          222 South Riverside Plaza
          Chicago, IL 60606

          Anjie LaRocca                    Assistant Secretary                      None
          345 Park Avenue
          New York, NY 10154

         (c)      Not applicable

Item 28.      Location of Accounts and Records
--------      --------------------------------

              All accounts books and other documents required to be maintained by Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of:

              (1)          Deutsche Investment Management Americas Inc.
                           345 Park Avenue
                           New York, NY 10154

              (2) DWS Scudder Investments Service Company 222 South Riverside Plaza
                           Chicago, IL 60606

              (3)          DWS Scudder Distributors, Inc.
                           222 South Riverside Plaza
                           Chicago, IL 60606

              (4)          State Street Bank and Trust Company
                           225 Franklin Street
                           Boston, MA 02110

              (5)          DST Systems, Inc.
                           811 Main Street
                           Kansas City, MO 64105

              (6)          Northern Trust Investments, N.A
                           50 South LaSalle Street
                           Chicago, IL 60603

Item 29.      Management Services
--------      -------------------

              Not Applicable.

Item 30.      Undertakings
--------      ------------

              Not Applicable

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and the State of New York on the 15th day of April 2008.

                                             DWS INVESTMENTS VIT FUNDS

                                              By: /s/Michael G. Clark
                                                  ---------------------------
                                                  Michael G. Clark

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE                                  TITLE                                        DATE
---------                                  -----                                        ----

/s/Michael G. Clark
-------------------------------------
Michael G. Clark                           President                                    April 15, 2008

/s/Paul H. Schubert
-------------------------------------
Paul H. Schubert                           Chief Financial Officer and Treasurer        April 15, 2008

/s/John W. Ballantine
-------------------------------------
John W. Ballantine*                        Trustee                                      April 15, 2008

/s/Henry P. Becton, Jr.
-------------------------------------
Henry P. Becton, Jr.*                      Trustee                                      April 15, 2008

/s/Dawn-Marie Driscoll
-------------------------------------
Dawn-Marie Driscoll*                       Chairperson and Trustee                      April 15, 2008

/s/Keith R. Fox
-------------------------------------
Keith R. Fox*                              Trustee                                      April 15, 2008

/s/Paul K. Freeman
-------------------------------------
Paul K. Freeman*                           Vice Chairperson and Trustee                 April 15, 2008

/s/Kenneth C. Froewiss
-------------------------------------
Kenneth C. Froewiss*                       Trustee                                      April 15, 2008

/s/Richard J. Herring
-------------------------------------
Richard J. Herring*                        Trustee                                      April 15, 2008

/s/William McClayton
-------------------------------------
William McClayton*                         Trustee                                      April 15, 2008

/s/Rebecca W. Rimel
-------------------------------------
Rebecca W. Rimel*                          Trustee                                      April 15, 2008

/s/William N. Searcy, Jr.
-------------------------------------
William N. Searcy, Jr.*                    Trustee                                      April 15, 2008



SIGNATURE                                  TITLE                                        DATE
---------                                  -----                                        ----

/s/Jean Gleason Stromberg
-------------------------------------
Jean Gleason Stromberg*                    Trustee                                      April 15, 2008

/s/Robert H. Wadsworth
-------------------------------------
Robert H. Wadsworth*                       Trustee                                      April 15, 2008

/s/Axel Schwarzer
-------------------------------------
Axel Schwarzer*                            Trustee                                      April 15, 2008

*By:     /s/Caroline Pearson
         ------------------------------
         Caroline Pearson**
         Assistant Secretary

** Attorney-in-fact pursuant to the powers of attorney as filed herein.

                            DWS INVESTMENTS VIT FUNDS

                                Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that the following persons, whose signatures appear below, do hereby constitute and appoint Thomas Connors, John Millette and Caroline Pearson, and each of them, severally, or if more than one acts, a majority of them, their true and lawful attorney and agent to execute in their name, place and stead (in such capacity) any and all amendments to enable DWS INVESTMENTS VIT FUNDS (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

---------------------------------------------------------- ----------------------------- -----------------------------------
SIGNATURES                                                 TITLE                         DATE
---------------------------------------------------------- ----------------------------- -----------------------------------
/s/John W. Ballantine                                      Trustee                       April 1, 2008
----------------------------
John W. Ballantine
---------------------------------------------------------- ----------------------------- -----------------------------------

/s/Henry P. Becton, Jr.                                    Trustee                       April 1, 2008
----------------------------
Henry P. Becton, Jr.
---------------------------------------------------------- ----------------------------- -----------------------------------

/s/Dawn-Marie Driscoll                                     Trustee                       April 1, 2008
----------------------------
Dawn-Marie Driscoll
---------------------------------------------------------- ----------------------------- -----------------------------------

/s/Keith R. Fox                                            Trustee                       April 1, 2008
----------------------------
Keith R. Fox
---------------------------------------------------------- ----------------------------- -----------------------------------

/s/Paul K. Freeman                                         Trustee                       April 1, 2008
----------------------------
Paul K. Freeman
---------------------------------------------------------- ----------------------------- -----------------------------------

/s/Kenneth C. Froewiss                                     Trustee                       April 1, 2008
----------------------------
Kenneth C. Froewiss
---------------------------------------------------------- ----------------------------- -----------------------------------

/s/Richard J. Herring                                      Trustee                       April 1, 2008
----------------------------
Richard J. Herring
---------------------------------------------------------- ----------------------------- -----------------------------------

/s/William McClayton                                       Trustee                       April 1, 2008
----------------------------
William McClayton
---------------------------------------------------------- ----------------------------- -----------------------------------

/s/Rebecca W. Rimel                                        Trustee                       April 1, 2008
----------------------------
Rebecca W. Rimel
---------------------------------------------------------- ----------------------------- -----------------------------------

/s/William N. Searcy, Jr.                                  Trustee                       April 1, 2008
----------------------------
William N. Searcy, Jr.
---------------------------------------------------------- ----------------------------- -----------------------------------

/s/Jean Gleason Stromberg                                  Trustee                       April 1, 2008
----------------------------
Jean Gleason Stromberg
---------------------------------------------------------- ----------------------------- -----------------------------------

/s/Robert H. Wadsworth                                     Trustee                       April 1, 2008
----------------------------
Robert H. Wadsworth
---------------------------------------------------------- ----------------------------- -----------------------------------

/s/Axel Schwarzer                                          Trustee                       April 1, 2008
----------------------------
Axel Schwarzer
---------------------------------------------------------- ----------------------------- -----------------------------------

                                               Securities Act File No. 333-00479
                                       Investment Company Act File No. 811-07507





                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    EXHIBITS

                                       TO

                                    FORM N-1A


                         POST-EFFECTIVE AMENDMENT NO. 29
                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 31
                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                            DWS INVESTMENTS VIT FUNDS

                            DWS INVESTMENTS VIT FUNDS

                                INDEX TO EXHIBITS

                                     (g)(1)

                                     (h)(4)

                                     (h)(5)

                                     (h)(7)

                                       (j)

                                     (p)(1)







                                       10